                                   MULTITENANT
                                 OFFICE DEED OF
                                 LEASE AGREEMENT


                         OPUS EAST, L.L.C., as Landlord,


                                       and

                          SM&A CORPORATION, as Tenant.














                                 METRO PLACE II

                              MERRIFIELD, VIRGINIA




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                                TABLE OF CONTENTS
                                -----------------


Basic Terms

ARTICLE 1. LEASE OF PREMISES AND LEASE TERM....................................1

    1.1. Premises..............................................................1
         1.1.1. Letting........................................................1
         1.1.2. Initial Premises, Expansion Premises and Other Premises........1
         1.1.3. Measurement....................................................1
         1.1.4. Parking........................................................2
    1.2. Term, Delivery and Commencement.......................................2
         1.2.1. Term...........................................................2
            1.2.1.1. Initial Term..............................................3
            1.2.1.2. Option to Renew...........................................3
            1.2.1.3. Exercise of Option to Renew...............................3
         1.2.2. Tender of Possession...........................................3
         1.2.3. Commencement Date Memorandum...................................3
         1.2.4. Early Occupancy - Fit-Up-Work..................................4
         1.2.5. First Expansion Space..........................................4
         1.2.6. Second Expansion Space.........................................5
         1.2.7. First Notice Space.............................................6
         1.2.8. Other Expansion Premises and First Offer Space Matters.........6
    1.3. Effectof Occupancy....................................................7
    1.4. Security Deposit......................................................7

ARTICLE 2. RENTAL AND OTHER PAYMENTS...........................................8

    2.1. Basic Rent............................................................8
         2.1.1. Staged Delivered Floors........................................8
         2.1.1. Initial Premises - Initial Term................................8
         2.1.2. Expansion Premises and First Notice Space - Initial Term.......9
         2.1.3. Second Expansion Space, First Offer Space, and Entire
         Premises Renewal Term(s)..............................................9
            2.1.3.1. Landlord's and Tenant's Proposal..........................9
            2.1.3.2. Arbitration..............................................10
         2.1.4. Payment - Basic Rent - Parking Rent - T/I Rent................10
    2.2. Additional Rent......................................................11
    2.3. Delinquent Rental Payments...........................................11
    2.4. Independent Obligations..............................................11

ARTICLE 3. PROPERTY TAXES AND OPERATING EXPENSES..............................11
    3.1  Payment of Excess Expenses...........................................11
    3.2. Estimation of Tenant's Share of Excess Expenses......................12
    3.3. payment of Estimated Tenant's Share of Excess Expenses...............12
    3.4. Re-Estimation of Excess Expenses.....................................12
    3.5. Confirmation of Tenant's Share of Excess Expenses....................13

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    3.6. Tenant Inspection and Audit Rights...................................13
    3.7. Intentionally Deleted................................................14
    3.8. Personal Property Taxes..............................................14
    3.9. Landlord's Right to Contest Property Taxes...........................14
    3.10. Adjustment for Variable Operating Expenses..........................14

ARTICLE 4. USE................................................................15
    4.1  Permitted Use........................................................15
    4.2. Acceptance of Premises...............................................15
    4.3. Increased Insurance..................................................15
    4.4. Laws/Building Rules..................................................16
    4.5. Common Area..........................................................16
    4.6. Signs................................................................16

ARTICLE 5. HAZARDOUS MATERIALS................................................17
    5.1. Compliance with Hazardous Materials Laws.............................18
    5.2. Notice of Actions....................................................18
    5.3. Disclosure and Warning Obligations...................................18
    5.4. Indemnification......................................................19

ARTICLE 6. SERVICES...........................................................19
    6.1. Landlord's Obligations...............................................19
         6.1.1. Janitorial Service............................................19
         6.1.2. Electrical Energy.............................................20
         6.1.3. Heating, Ventilation and Air Conditioning.....................20
         6.1.4. Water.........................................................20
         6.1.5. Passenger Elevator Service....................................20
         6.1.6. Common Area...................................................20
         6.1.7. Re-Paint and Carpet Cleaning..................................21
         6.1.8. Roof Antennae.................................................21
         6.1.9. Security......................................................21
         6.1.10. Exercise Facility............................................21
         6.1.11. Failure to Provide Certain Services - Abatement..............22
    6.2. Tenant's Obligations.................................................22
    6.3. Other Provisions Relating to Services................................22
    6.4. Tenant Devices.......................................................23

ARTICLE 7. MAINTENANCE AND REPAIR.............................................23
    7.1. Landlord's Obligations...............................................23
    7.2. Tenant's Obligations.................................................23
         7.2.1. Maintenance of Premises.......................................23
         7.2.2. Alterations Required by Laws..................................24

ARTICLE 8. CHANGES AND ALTERATIONS............................................24
    8.1. Landlord Approval....................................................24
    8.2. Tenant's Responsibility for Cost and Insurance.......................25
    8.3. Construction Obligations and Ownership...............................25

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    8.4. Liens................................................................26
    8.5. Indemnification......................................................26

ARTICLE 9. RIGHTS RESERVED BY LANDLORD........................................26
    9.1. Landlord's Entry.....................................................26
    9.2. Control of Property..................................................27
    9.3. Lock Box.............................................................28

ARTICLE 10. INSURANCE.........................................................28
    10.1. Tenant's Insurance Obligations......................................28
         10.1.1. Liability Insurance..........................................28
         10.1.2. Property Insurance...........................................29
         10.1.3. Other Insurance..............................................29
         10.1.4. Miscellaneous Insurance Provisions...........................29
         10.1.5. Tenant's Waiver and Release of Claims and Subrogation........29
         10.1.6. No Limitation................................................30
    10.2. Landlord's Insurance Obligations....................................30
         10.2.1. Property Insurance...........................................30
         10.2.2. Liability Insurance..........................................30
         10.2.3. Landlord's Waiver and Release of Claims and Subrogation......30
    10.3. Tenant's Indemnification of Landlord................................31
    10.4. Intentionally Deleted...............................................31
    10.5. Tenant's Failure to Insure..........................................31

ARTICLE 11. DAMAGE OR DESTRUCTION.............................................31
    11.1. Tenantable Within 200 Days..........................................31
    11.2. Not Tenantable Within 200 Days......................................31
    11.3. Building Substantially Damaged......................................32
    11.4. Intentionally Deleted...............................................32
    11.5. Landlord's Repair Obligations.......................................32
    11.6. Rent Apportionment..................................................33
    11.7. Exclusive Casualty Remedy...........................................33

ARTICLE 12. EMINENT DOMAIN....................................................33
    12.1. Termination of Lease................................................33
    12.2. Landlord's Repair Obligations.......................................33
    12.3. Tenant's Participation..............................................34
    12.4. Exclusive Taking Remedy.............................................34

ARTICLE 13. TRANSFERS.........................................................34
    13.1. Restriction on Transfers............................................34
         13.1.1. General Prohibition..........................................34
         13.1.2. Transfers to Affiliates......................................35
         13.1.3. Costs........................................................35

ARTICLE 14. DEFAULTS; REMEDIES................................................36
    14.1. Events of Default...................................................36

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         14.1.1. Failure to Pay Rent..........................................36
         14.1.2. Failure to Perform...........................................36
         14.1.3. Misrepresentation............................................36
         14.1.4. Other Defaults...............................................36
         14.1.5. Notice Requirements..........................................37
    14.2. Remedies............................................................37
         14.2.1. Termination of Tenant's Possession/Re-entry and
                 Reletting Right..............................................37
         14.2.2. Termination of Lease.........................................38
         14.2.3. Present Worth of Rent........................................38
    14.3. Costs...............................................................38
    14.4. No Waiver...........................................................39
    14.5. Waiver and Release by Tenant........................................39
    14.6. Landlord's Default..................................................39
    14.7. Landlord's Waiver of Consequential Damages..........................40

ARTICLE 15. CREDITORS; ESTOPPEL CERTIFICATES..................................40
    15.1. Subordination.......................................................40
    15.2. Attornment..........................................................40
    15.3. Mortgagee Protection Clause.........................................40
    15.4. Estoppel Certificates...............................................41
         15.4.1. Contents.....................................................41
         15.4.2. Failure to Delivery..........................................41

ARTICLE 16. TERMINATION OF LEASE..............................................41
    16.1. Surrender of Premises...............................................41
    16.2. Holding Over........................................................42

ARTICLE 17. ADDITIONAL PROVISIONS.............................................42
    17.1. Landlord's Improvements.............................................42
    17.2. Initial Improvements................................................43
         17.2.1. Initial Improvement Plans....................................43
         17.2.2. Initial Improvements Construction............................44
         17.2.3. Initial Allowance............................................44
         17.2.4. Construction Costs...........................................45
         17.2.5. Bidding......................................................46
         17.2.6. Allowance Expenses Incurred by Tenant........................46
         17.2.7. Change Orders................................................47
         17.2.8. Punch List...................................................47
    17.3. Failure to Complete Initial Premises................................47
    17.4. Expansion Premises..................................................48
    17.5. Construction Warranty...............................................49

ARTICLE 18. MISCELLANEOUS PROVISIONS..........................................49
    18.1. Notices.............................................................49
    18.2. Transfer of Landlord's Interest.....................................49
    18.3. Successors..........................................................50
    18.4. Captions and Interpretation.........................................50

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    18.5.  Relationship of Parties............................................50
    18.6.  Entire Agreement: Amendment........................................50
    18.7.  Severability.......................................................50
    18.8.  Landlord's Limited Liability.......................................51
    18.9.  Survival...........................................................51
    18.10. Attorneys' Fees....................................................51
    18.11. Brokers............................................................51
    18.12. Governing Law......................................................51
    18.13. Time is of the Essence.............................................51
    18.14. Joint and Several Liability........................................52
    18.15. Tenant's and Landlord's Waiver.....................................52
    18.16. Tenant Organization Documents; Authority...........................52
    18.17. Provisions are Covenants and Conditions............................52
    18.18. Force Majeure......................................................52
    18.19. Management.........................................................52
    18.20. Financial Statements...............................................53
    18.21. Quiet Enjoyment....................................................53
    18.22. No Recording.......................................................53
    18.23. Intentionally Deleted..............................................53
    18.24. Construction of Lease and Terms....................................54

    Exhibit A.        Definitions
    Exhibit B.        Legal Description of Land
    Exhibit C.        Floor Plan
    Exhibit D.        Commencement Date Memorandum
    Exhibit E.        Building Rules
    Exhibit F.        Landlord's Improvements
    Exhibit G.        Schedule of Fit-Up Work
    Exhibit H.        Parking Plan
    Exhibit I.        Initial Improvement Bidder List
    Exhibit L.        Subordination, Non-Disturbance and Attornment Agreement

                         OFFICE DEED OF LEASE AGREEMENT
                         ------------------------------

          This Office Deed of Lease Agreement is made and entered into as of the Effective Date by and between OPUS EAST, L.L.C., a Delaware limited liability company, as Landlord, and SM&A CORPORATION, a California corporation. as Tenant.

                                   DEFINITIONS
                                   -----------

         Capitalized terms used in this Lease have the meanings ascribed to them on the attached EXHIBIT "A."

                                   BASIC TERMS
                                   -----------

          The following Basic Terms are applied under and governed by the particular Section(s) in this Lease pertaining to the following information:

1. INITIAL PREMISES:                Initial Premises: Suites 700, 800, 900 and
                                    1000. consisting of approximately 96,274 RSF
                                    (See Section 1.1.3) and located on the 7th through the 10th floor(s) of the Building.
                                    The Initial Premises are depicted on EXHIBIT
                                    "C."

2. OPTIONS TO EXPAND:               (See Sections 1.2.5 and 1.2.6)

3. RIGHT OF FIRST NOTICE:           (See Section 1.2.7)

4. INITIAL TERM:                    Ten (10) Lease Years plus those number of
                                    days remaining in the month in which the tenth anniversary of the Initial
                                    Commencement Date occurs (See Section 1.2.1)

5. RENEWAL TERM(S):                 Two-5 year options to renew (See Section
                                    1.2.5)

6. INITIAL PREMISES DELIVERY DATE:  May 1, 1999 (See Section 1.2.4 and 17.3)

7. BASIC RENT:                      On the Initial Commencement Date, for the
                                    Initial Premises. 52,527.192.50 per annum
                                    ($26.25/RSF). or 5210.599.37 per month, with
                                    a 2.5% annual escalation.

8. TENANT'S SHARE OF EXCESS
   EXPENSES PERCENTAGE:             For the Initial Premises, 41.37% (See
                                    Sections 1.1.3, 1.2.5, and 1.2.8)





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9. TENANT'S SHARE OF EXCESS EXPENSES
 PERTAINING TO OPERATING EXPENSES:  Tenant's Share of Excess Expenses Percentage
                                    of the increase in Operating Expenses over the first Lease Year's Operating Expenses, provided no increase is greater than 8% of the previous Lease Year's Expenses, except in the instance of utilities and insurance costs (See Sections 3.1 and 3.3).


10. TENANT'S SHARE OF EXCESS EXPENSES
 PERTAINING TO PROPERTY TAXES:      Tenant's Share of Excess Expenses Percentage
                                    of the increase in Property Taxes over the stop of$1.75 in Property Taxes per RSF of the Building.


11. IMPROVEMENT ALLOWANCE:          $30 to $35 per RSF of the Initial Premises
                                    and the First Expansion Space only plus, for the Initial Premises only, $0.10 per RSF for test fit. (See Sections 1.2.8(v) and 17.2.3), and an Additional Allowance for the Second Expansion Space and First Notice
                                    Space (See Sections 1.2.8(v) and 17.4)

12. SECURITY DEPOSIT:               $842,397.48, subject to increase and subject
                                    to elimination (See Section 1.4)

13. RENT PAYMENT ADDRESS:           Opus East, L.L.C. Corporation
                                    6707 Democracy Boulevard
                                    Suite 510
                                    Bethesda, Maryland 20817
                                    Telephone:    (301) 493-4444
                                    Facsimiles:   (301) 493-8410

14. ADDRESS OF LANDLORD FOR NOTICES:
                                    Opus East, L.L.C.
                                    6707 Democracy Boulevard
                                    Suite 510
                                    Bethesda, Maryland 20817
                                    Attn:  Scott Brody
                                    Telephone:    (301) 493-4444
                                    Facsimiles:   (301) 493-8410

With a copy to:                     Opus Corporation
                                    10350 Bren Road East
                                    Minnetonka, Minnesota 55343
                                    Attn:   Legal Department
                                    Facsimiles (612) 936-9808

15. ADDRESS OF TENANT FOR NOTICES:
    (before the Initial Commencement
    Date)                           SM&A Corporation
                                    901 Follin Lane
                                    Suite 400
                                    Vienna, Virginia 22180
                                    Attn:    Steven Mast
                                    Telephone:  (703) 242-4050
                                    Facsimile:  (703) 255-3667


(after the Initial Commencement
Date)                               SM&A Corporation
                                    2600 Park Tower Road
                                    Merrifield, Virginia 22180
                                    Attn:    Steven Mast

With a copy to:
(before the Initial Commencement
Date)                               Theresa M. McGrath
                                    Administrative Operations Manager
                                    Decision-Science Applications, Inc.
                                    1110 North Glebe Road
                                    Suite 400
                                    Arlington, Virginia 22201
                                    Facsimile:  (703) 875-9231

(after the Initial Commencement
Date)                               Theresa M. McGrath
                                    Administrative Operations Manager
                                    Decision-Science Applications. Inc.
                                    c/o SM&A Corporation
                                    2600 Park Tower Road
                                    Merrifield, Virginia 22180

With additional copy to:            Greenstein DeLorme & Luchs. P.C.
                                    1620 L Street, N.W.
                                    Washington, D.C. 20036
                                    Attn: Abraham J.Greenstein. Esq.
                                    Facsimile:  (202) 452-1410

16. BROKER(S):                      Tenant's: The Fred Ezra Company
                                              8300 Greensboro Drive
                                              McLean, Virginia 22102

                                                    -and-




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                                              CB Richard Ellis. Inc.
                                              700 14th Street. N.W.
                                              Suite 200
                                              Washington. D.C. 20005

                                    Listing:  CB Richard Ellis, Inc.
                                              1650 Tysons Boulevard
                                              McLean, Virginia 22102

17. Guarantor(s):                   None (See definition of "Affiliate")




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                                   ARTICLE 1.
                                   ----------
                        LEASE OF PREMISES AND LEASE TERM
                        --------------------------------

     1.1. PREMISES.

         1.1.1. LETTING.

     Landlord leases and demises the Premises to Tenant and Tenant leases the Premises from Landlord, in consideration of the covenants and agreements set forth in this Lease and upon and subject to the terms, covenants and conditions set forth in this Lease.

          1.1.2. INITIAL PREMISES, EXPANSION PREMISES AND OTHER PREMISES.

     The portion of the Building designated on the Floor Plan attached hereto as EXHIBIT "C" and described in the Basic Terms is the "INITIAL PREMISES." The portion of the Building to which Tenant elects, if at all, to exercise its option to lease either the First Expansion Space or the Second Expansion Space as provided in Sections 1.2.5 and 1.2.6 hereof are collectively the "EXPANSION PREMISES." The portion of the Building comprised of the Initial Premises, Expansion Premises and any First Notice Space leased pursuant to Section 1.1.7 hereof are collectively the "PREMISES."

          1.1.3. MEASUREMENT.

     Subject to adjustment as hereafter provided, the RSF of the Initial Premises is the RSF specified in the Basic Terms, and the RSF of the Building for the purposes of determining Tenant's Share of Excess Expenses is 234,667, inclusive of the RSF contained in the Exercise Facility. Landlord determined the RSF of the Initial Premises and Building for the foregoing purposes in accordance with BOMA Standards. Likewise, the RSF of the Expansion Premises or any First Notice Space, if applicable in either instance, will be determined by Landlord in accordance with BOMA Standards, and Landlord shall advise Tenant, in writing, of such determination prior, as applicable, to the First and Second Expansion Commencement Date or the First Notice Space Commencement Date.

     If prior to the expiration of three (3) months after the Initial Commencement Date. Landlord or Tenant determines, in accordance with BOMA Standards, that the RSF of the Building is not the RSF set forth above for the determination of Tenant's Share of Excess Expenses Percentage, Landlord and Tenant will amend this Lease accordingly in respect to such Tenant's Share of Excess Expenses Percentage. Any such amendment will operate prospectively only from the Initial Commencement. Landlord and Tenant will not make any retroactive adjustments in Tenant's Share of Excess Expenses Percentage in respect to the RSF of the Building. If no adjustment in the RSF of the Building is made prior to the expiration of three (3) months after the Initial Commencement Date, the RSF of the Building for the balance of the Term shall be as aforesaid.

     If, prior to the expiration of three (3) months after, as applicable, the Commencement Date for the applicable portion of the Premises, Landlord or Tenant determines, in accordance with BOMA Standards, that the RSF of the applicable portion of the Premises differs from the RSF either specified in the Basic Terms or as determined by Landlord as aforesaid. Landlord and Tenant will amend this Lease accordingly in respect to Tenant's Share of Excess Expenses Percentage and the RSF of the applicable portion of the Premises: provided, however, that any such amendment will operate prospectively only from the applicable Commencement Date. Landlord and Tenant will not make any retroactive adjustments to Rent on account of any difference between the RSF of the applicable portion of the Premises either specified in the Basic Terms or determined by Landlord. If no adjustment in the RSF of the applicable portion of the Premises is made prior to the expiration of three (3) months after the applicable Commencement Date, the RSF of the applicable portion of the Premises for the balance of the Term shall be as set forth in the Basic Terms in respect to the Initial Premises or determined by Landlord prior to the applicable Commencement Date as aforesaid.

          1.1.4. PARKING.

     In addition to the Premises let to Tenant pursuant to this Lease, during the Term, at no cost to Tenant, Landlord, shall provide non-exclusive surface parking spaces in the ratio of 3.6 parking spaces per 1,000 RSF leased in the Building, including any Expansion Premises and any First Notice Space. Further, in respect to the Initial Premises, Landlord shall make available to Tenant five
(5) reserved surface parking space ("RESERVED PARKING SPACE(S)"). In the event the Expansion Premises or First Notice Space is added to the Premises as provided herein, thereafter at Tenant's option, thirty (30) days' following written notice from Tenant to Landlord, Landlord shall add one (1) additional Reserved Parking Space for each 19,250 RSF of either Expansion Premises or First Notice Space added to the Premises. The Reserved Parking Spaces applicable to the Initial Premises shall be located as designated on the Parking Plan attached hereto as EXHIBIT "H." Any added Reserved Parking Spaces as aforesaid shall be located as close to the Initial Premises' Reserved Parking Spaces as is reasonable, taking into account other reserved parking spaces then let to other tenants of the Building. During the Term, Landlord shall not let or otherwise make available to other tenants of the building reserved parking spaces in a quantity that is greater than one (1) reserved parking space for each 19,250 RSF of such other tenants' premises in the Building.

     For the first Lease Year, Tenant shall pay to Landlord, as provided in
Section 2.1.4. as rent for each Reserved Parking Space ("PARKING RENT"), the sum of Sixty Dollars ($60.00) per month. After the expiration of the first Lease Year and each Lease Year thereafter during the Term, the Parking Rent shall be increased by the amount charged by Landlord to other tenants of the Building for other reserved parking spaces that is in excess of the Parking Rent charged by Landlord to Tenant for the previous Lease Year, provided, however, the Parking Rent, in any Lease Year, shall not increase by more than eight percent (8%) of the previous Lease Year's Parking Rent. Landlord shall advise Tenant annually of such increase, if any, to the Parking Rent.

     1.2. TERM, DELIVERY AND COMMENCEMENT

          1.2.1. TERM.

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               1.2.1.1 INITIAL TERM.

     The Initial Term of this Lease is the period stated in the Basic Terms. The Initial Term and the Term commences on the Initial Commencement Date. Unless sooner terminated as provided herein, the Initial Term expires on the last day of the calendar month last commencing in the Initial Term, and the Term expires on the last day of the calendar month last commending in the Term.

               1.2.1.2. OPTION TO RENEW.

     At the end of the Initial Term, provided Tenant is not then in default. Tenant shall have the right to extend the Initial Term of this Lease for two (2) additional periods of five (5) years each (respectively, "FIRST RENEWAL TERM," and "SECOND RENEWAL TERM"). The First Renewal Term and the Second Renewal Term are sometimes individually referred to as "RENEWAL TERM" or collectively as "RENEWAL TERMS."

               1.2.1.3. EXERCISE OF OPTION TO RENEW.

     Subject to the Tenant's right to withdraw a Renewal Notice as provided in
Section 2.1.3 hereof, the right to renew for the First Renewal Term or the Second Renewal Term shall be exercised by Tenant giving written Notice to Landlord not less than twelve (12) months prior the expiration, as applicable, of the Initial Term and the First Renewal Term. Each written Notice in respect to the exercise of Tenant's right to renew is hereinafter referred to as "RENEWAL NOTICE." Notwithstanding the foregoing, Tenant's right to renew for the Second Renewal Term is contingent on Tenant having exercised its right to the First Renewal Term.

          1.2.2. TENDER OF POSSESSION.

     Subject to Force Majeure, Tenant Delay and Change Orders. Landlord will tender possession to Tenant of (i) the entire Initial Premises on or before the Initial Commencement Date, (ii) the applicable Expansion Premises on or before the subject Expansion Commencement Date, and (iii) the First Notice Space on or before the applicable First Notice Space Commencement Date. If for any reason Landlord is unable to tender possession of the applicable portion of the Premises to Tenant on or before the applicable foregoing dates, this Lease shall nonetheless remain in full force and effect and Landlord shall not be liable to Tenant for any resulting loss or damage, except, in respect to the Initial Premises as provided in Section 17.3. Notwithstanding the foregoing, if there is a delay in the tender of possession for the applicable portion of the Premises that is caused by Tenant Delay, the applicable Rent Commencement Date shall be on the date the Tenant's Improvements for such portion of the Premises would have been Substantially Completed, but for the subject Tenant Delay.

          1.2.3. COMMENCEMENT DATE MEMORANDUM.

     Within a reasonable time after the applicable Commencement Date, Landlord will execute and deliver to Tenant the Commencement Date Memorandum with all blanks completed relating to dates applicable to the subject portion of the Premises as provided in this Lease. Tenant will, within ten (10) days after receiving the applicable Commencement Date Memorandum from Landlord, deliver to Landlord the applicable Commencement Date Memorandum executed by Tenant or a written objection from Tenant as to the accuracy of its content. Tenant's failure to execute and deliver to Landlord the applicable Commencement Date Memorandum does not affect any obligation of Tenant under this Lease. If Tenant does not timely execute and deliver to Landlord the applicable Commencement Date Memorandum or deliver its written objection thereto as aforesaid, Landlord and any prospective purchaser or encumbrancer may conclusively rely on the information contained in the applicable Commencement Date Memorandum executed by Landlord and delivered to Tenant.

          1.2.4. EARLY OCCUPANCY - FIT-UP WORK.

     Except for Fit-Up Work hereafter provided, Tenant will not occupy any portion of the Premises before Substantial Completion of such applicable portion without Landlord's prior written consent, which consent Landlord may grant, withhold or condition in its sole discretion. However, not less than thirty (30) days prior to the date Landlord reasonably estimates to be the date on which each floor of the Initial Premises and, if applicable and if Landlord is constructing the Tenant's Improvements therefor, the Expansion Premises and First Notice Space will each be Substantially Complete, Landlord shall advise Tenant of the same, in writing. Thereafter, for each floor of the Initial Premises and, if applicable, for the Expansion Premises and First Notice Space for which Landlord has given Notice as aforesaid, Tenant shall be permitted to enter the applicable portion of the Premises to perform, at Tenant's sole cost and expense, that work set fort on EXHIBIT "G" attached hereto and made a part hereof which shall be referred to as "FIT-UP WORK." All Fit-Up Work shall be performed by Tenant pursuant to those safety, scheduling, staging, labor and insurance rules, regulations and requirements as Landlord shall reasonably establish.

          1.2.5.   FIRST EXPANSION SPACE.

     Not less than one hundred ten (110) days prior to the date Landlord reasonably estimates to be the date on which the entire Initial Premises will be Substantially Complete, Landlord shall advise Tenant, in writing, of the same together with Landlord's designation of the size, configuration and location of those portions of the Building (which shall be at least one (1) full floor of contiguous space) that is then currently available to be added to the Premises. Within fifteen (15) Business Days following Tenant's receipt of such Notice, Tenant, at its election, may notify Landlord, in writing ("FIRST EXPANSION NOTICE"), of those portions ("FIRST EXPANSION SPACE") of the Landlord designated vacant space Tenant elects to add to the Premises, provided such election is for not more than one (1) full floor of the Building and not for less than 10,000 RSF of the Building. The configuration and location of the First Expansion Space shall also be agreed to in good faith by Landlord and Tenant so as to create efficient, functional design for the First Expansion Space. In any event, the exact number of RSF by which the Premises will be increased will be that number of RSF as close to the RSF specified in Tenant's aforesaid election Notice which permits the balance of the applicable portion of the Building not affected by the First Expansion Space to be of such a size, location and configuration so as to not unreasonably interfere with leasing the balance of the applicable portion of the Building to other tenants.

However, if Landlord does not receive within said fifteen (15) Business Days Tenant's First Expansion Notice, it shall act as notice to Landlord that Tenant has waived and released such right.

          1.2.6. SECOND EXPANSION SPACE.

     At the times and on the terms hereafter provided, Tenant shall have the right to add to the Premises approximately 20,000 RSF of office space in the Building ("SECOND EXPANSION SPACE"). If Tenant desires to add Second Expansion Space to the Premises, Tenant shall notify Landlord, in writing, of the same at any time prior to the expiration of the fifty-third month following the Initial Commencement Date. Within ten (10) days following Landlord's receipt of such Notice, Landlord shall advise Tenant, in writing, of the size (which shall be at least 20.000 RSF), configuration, location and extent of prior tenant improvements of those portions of the Building that will be available during the period commencing on the sixtieth (60th) month and ending on the sixty-sixth
(66th) month subsequent to the Initial Commencement Date. Within thirty (30) days following Tenant's receipt of Landlord's designated vacant space as aforesaid, Tenant, at its election, subject to the foregoing size limitations, may specify, in writing ("SECOND EXPANSION NOTICE"), the location, size and reasonable configuration of the Second Expansion Space. Notwithstanding the foregoing, as provided in Section 2.1.3.1, Tenant may withdraw its Second Expansion Notice. The configuration and location of the Second Expansion Space shall also be agreed to in good faith by Landlord and Tenant so as to create efficient, functional design for the Second Expansion Space. In any event, the exact number of RSF by which the Premises will be increased will be as close to 20,000 RSF which permits the balance of the applicable portion of the Building not affected by the Second Expansion Space to be of such a size, location and configuration so as to not unreasonably interfere with leasing the balance of the applicable portion of the Building to other tenants. However, if Landlord does not receive within said thirty (30) days Tenant's Second Expansion Notice, it shall act as notice to Landlord that Tenant has waived and released such right.

          1.2.7. FIRST NOTICE SPACE.

     Promptly following the execution of leases (including this Lease) for ninety-five percent (95%) of the office space in the Building ("INITIAL LEASE-UP"), Landlord shall advise Tenant of the same, in writing. During the period ("NOTICE PERIOD") commencing on the date of the Initial Lease-Up, and ending, subject to the following, on the date that is three (3) years prior the expiration of the applicable portion of the Term, Landlord shall advise Tenant of (i) the date on which office space in the Building will become available (and re-available, if let to other tenants because Tenant did not exercise its rights thereto as provided in this Section 1.2.7); (ii) the size. configuration, and location thereof (iii) the prior tenant improvements thereto; and (iv) the rights, if any, of other tenants in the Building to such office space (e.g., expansion rights) that may become effective at some time after the date of such availability.

     If Tenant chooses, within thirty (30) days subsequent to the date Landlord advised Tenant as aforesaid, Tenant may elect, by written notice to Landlord ("FIRST NOTICE ELECTION"), to add all or any portion of such noticed space ("FIRST NOTICE SPACE") to the Premises, on all of the terms and conditions of this Lease, except that the Basic Rent or Additional Allowance therefor, if Landlord and Tenant cannot agree as provided in Section 2.1.3.1, shall be determined by arbitration as provided in Section 2.1.3.2 hereof. In the event Landlord does not receive a First Notice Election from Tenant within said thirty
(30) day period, it shall act as notice to Landlord that Tenant has waived its right to the office space that is the subject of Landlord's aforesaid notice to Tenant until such space again becomes available for lease as aforesaid.

     If, as applicable, prior to the seventh (7th) anniversary of the Initial Term or prior to the third (3rd) anniversary of the First Renewal Term Tenant does not then elect to extend the Term for the applicable Renewal Term, the rights of Tenant pursuant to this Section 1.2.7 will expire, respectively, on the seventh (7th) anniversary of the Initial Commencement Date and on the third
(3r) anniversary of the First Renewal Term. Notwithstanding the foregoing, if after such expiration Tenant exercises its applicable Renewal Term rights as provided herein, then the rights of Tenant pursuant to this Section 1.2.7 shall be reinstated until the date that is three (3) years prior to the expiration of the applicable portion of the Term (subject to further reinstatement if Tenant exercises its right to the Second Renewal Term).

          1.2.8. OTHER EXPANSION PREMISES MATTERS.

     If Tenant does elect to add First Expansion Space, Second Expansion Space or First Notice Space to the Premises as aforesaid:

     (i) The First Expansion Space shall be deemed to form a part of the Premises on the First Expansion Commencement Date, the Second Expansion Space shall be deemed to form a part of the Premises on the Second Expansion Commencement Date, and the applicable First Notice Space shall be deemed to form a part of the Premises on the subject First Notice Space Commencement Date.

     (ii) The annual Basic Rent shall be increased on the First Expansion Commencement Date, by an amount equal to the Basic Rent per RSF then required to be paid by Tenant for the Initial Premises multiplied by the number of RSF in the First Expansion Space. The annual Basic Rent shall be increased on, as applicable, the Second Expansion Commencement Date and the subject First Notice Space Commencement Date as determined pursuant to Section 2.1.3 hereof.

     (iii) Tenant's Share for Excess Expenses Percentage for both Operating Expenses and Property Taxes shall be adjusted on the applicable Commencement Date in respect to the number of RSF included, as applicable, in the First Expansion Space, Second Expansion Space and First Notice Space.

     (iv) As provided in Section 17.4, (1) Landlord shall construct the First Expansion Space Expansion Improvements, and (2) Landlord shall construct or shall permit Tenant to construct or cause to be constructed the Second Expansion Space Expansion Improvements and First Notice Space Improvements that are reasonably consistent to the Initial Improvements. If the proposed Second Expansion Space Expansion Improvements or First Notice Space Improvements are not reasonably consistent, such inconsistent Expansion Improvements or First

              Notice Space Improvements shall be deemed Alterations subject to the provisions of Article 8 hereof. Further, promptly following the completion of the Second Expansion Space Expansion Improvements or First Notice Space Improvements, if constructed or caused to be constructed by Tenant, Tenant shall deliver to Landlord a complete set of the as- built plans and specifications therefor.

     (v) An Additional Allowance equal to the Initial Allowance shall be afforded by Landlord to Tenant for the First Expansion Space. As provided in Section 17.4 hereof, no Additional Allowance will be afforded by Landlord to Tenant for that portion of the Second Expansion Space or subject First Notice Space that has been improved for the use of other tenant(s) prior to the date Tenant exercises its rights hereunder to such portion of the Premises. As to those portions of the Second Expansion Space or subject First Notice Space that have not been improved for the use of other tenant(s). Landlord shall afford Tenant the Additional Allowance determined, if Landlord and Tenant cannot agree, by arbitration pursuant to Section 2.1.3.2 hereof.

     1.3. EFFECT OF OCCUPANCY.

     Subject to the Warranty Terms, except for Fit-Up Work, Tenant's occupancy of the Premises after Substantial Completion of the applicable portion of the Tenant's Improvements conclusively establishes that Landlord completed the Improvements as required by this Lease in a manner satisfactory to Tenant. The Warranty Terms provide Tenant with its sole and exclusive remedies for Landlord's incomplete or defective construction of the Improvements. Tenant's failure to strictly comply with the Warranty Terms with respect to any item included as part of the Improvements constitutes Tenant's waiver and release of any and all rights, benefits, claims or warranties available to Tenant under this Lease, at law or in equity in connection with each such item.

     1.4. SECURITY DEPOSIT.

     Contemporaneously with the execution hereof, Tenant shall either pay to Landlord the sum of Eight Hundred Forty Two Thousand, Three Hundred Ninety Seven and 48/100ths Dollars ($842,397.48) in cash, or deliver to Landlord an unconditional letter of credit, in form, content and drawn on a nationally insured bank reasonably satisfactory to Landlord in the foregoing amount (in either instance, "SECURITY DEPOSIT"). The Security Deposit, if in cash, shall be held by Landlord in a money market account reasonably acceptable to Landlord and Tenant. The interest earned thereon shall be deemed income to Tenant and distributed by Landlord to Tenant not more frequently than once each Lease Year within thirty (30) days following Tenant's written request to Landlord for such distribution. Landlord shall not be responsible for any loss resulting from the deposit of such cash in a money market account. In the event of a loss of principal. Tenant shall pay to Landlord the amount of such loss within ten (10) days following written request therefor from Landlord to Tenant. Whether the Security Deposit is in cash or by letter of credit it shall be held by Landlord as security for the performance by Tenant of Tenant's covenants and obligations under this Lease. It is expressly understood that the Security Deposit shall not be considered an advance payment of Basic Rent or Additional Rent, or a measure of Landlord's damages in case of a default by Tenant hereunder which is not cured within the applicable cure period provided in this Lease. Additionally. if the Security Deposit is in the form of a letter of credit, unless Tenant delivers to Landlord a replacement letter of credit not less than thirty (30) days prior to the expiration of the exiting letter of credit, Landlord may draw upon such letter of credit and hold the cash therefrom as the Security Deposit. Upon the occurrence of a default by Tenant which is not cured within the applicable cure period provided in this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit, if in cash, or draw on the letter of credit and use the cash therefrom to the extent necessary to make good any arrearages of Basic Rent, Additional Rent, or any other damage. injury, expense or liability caused to Landlord by such default of Tenant which is not cured within the applicable cure period provided in this Lease. Following any such application of the Security Deposit, Tenant shall pay to Landlord, within ten (10) days after written demand to Tenant the amount so applied in order to restore the Security Deposit to its original amount. If Tenant has not then met the net worth test provided in the next grammatical paragraph, in the event Tenant elects to add Expansion Premises or First Notice Space to the Premises, on the applicable Commencement Date therefor, the Security Deposit shall be increased by the amount that equals four (4) months Basic Rent for such Expansion Premises or First Notice Space.

     Provided there exists no default by Tenant hereunder or, if a default, after such default is acknowledged, in writing, by Landlord to have been cured, Landlord shall return to Tenant any remaining balance of the Security Deposit together with interest earned thereon (or the letter of credit, if not then drawn upon) within ten (10) days following the first to occur of (i) Tenant delivering to Landlord financial statements or other documentation, each in form and content reasonably satisfactory to Landlord, that the net worth of Tenant (exclusive of goodwill), determined in accordance with generally accepted accounting principles, consistently applied, has, for the previous three (3) months, been equal to or greater than Forty Million Dollars ($40,000,000.00), or
(ii) the expiration or earlier termination of the Term. Landlord shall assign the Security Deposit to any transferee of Landlord's interest in the Building, which transferee shall accept such assignment, in writing, and thereafter Landlord shall have no further liability for the return of the Security Deposit.

                                   ARTICLE 2.
                                   ----------
                            RENTAL AND OTHER PAYMENTS
                            -------------------------

     2.1. BASIC RENT.

          2.1.1. INITIAL PREMISES - INITIAL TERM.

     For the first Lease Year of the Initial Term, the Basic Rent for the Initial Premises is Twenty Six and 25/100 Dollars ($26.25) per RSF in the Initial Premises which equals Two Million Five Hundred Twenty Seven Thousand. One Hundred Ninety Two and 50/100 Dollars ($2,527,192.50) per annum or Two Hundred Ten Thousand. Five Hundred Ninety Nine and 36/100 Dollars ($210,599.37) per month. if the RSF of the Initial Premises, pursuant to Section 1.1.3 hereof, remains 96,274 RSF. Commencing on the first day of the second Lease Year and continuing on the first day of each Lease Year thereafter during the Initial

Term, the Basic Rent per annum for the Initial Premises will be increased by an amount equal to Two and One-Half percent (2.5%) of the preceding Lease Year's Basic Rent for the Initial Premises.

          2.1.2. EXPANSION PREMISES AND FIRST NOTICE SPACE - INITIAL TERM.

     Commencing on the First Expansion Commencement Date and for the balance of the Initial Term thereafter, the Basic Rent shall be increased by the amount equal to the Basic Rent per RSF then required to be paid for the Initial Premises multiplied by the number of RSF contained in the First Expansion Space. If pursuant to Section 2.1.3.1 hereof Landlord and Tenant cannot agree on the Basic Rent for the Second Expansion Space or the subject First Notice Space, then the Basic Rent therefor commencing on the applicable Commencement Date and continuing for the balance of the Initial Term thereafter shall be determined by arbitration as provided in Section 2.1.3.2 hereof.

          2.1.3. SECOND EXPANSION SPACE, FIRST NOTICE SPACE AND ENTIRE PREMISES RENEWAL TERM(S).

               2.1.3.1. LANDLORD'S AND TENANT'S PROPOSAL.

     Subject to the right of Tenant to withdraw its Renewal Notice, Second Expansion Notice or First Notice Election (as applicable, "PROPOSAL NOTICE") as hereafter provided, within fifteen (15) days following its receipt of a Proposal Notice, Landlord shall advise Tenant, in writing ("LANDLORD'S PROPOSAL"), of (i) Landlord's proposed Basic Rent, as applicable, for the applicable Renewal Term, Second Expansion Space or subject First Notice Space setting forth. with reasonable specificity, the method of computation, (ii) the amount of Additional Allowance, consistent with the provisions of Section 1.2.8 hereof that Landlord, in light of the proposed Basic Rent, proposes to afford Tenant for the Second Expansion Space or subject First Notice Space, and (iii) the designation of Landlord's Arbitrator. Not later than fifteen (15) days following Tenant's receipt of Landlord's Proposal, Tenant shall advise Landlord, in writing, of whether Tenant (a) accepts Landlord's Proposal in its entirety, (b) withdraws the subject Proposal Notice, or (c) rejects some or all of Landlord's Proposal, and desires to have either or both of the Basic Rent or Additional Allowance determined by arbitration as hereafter provided. If Tenant accepts Landlord's Proposal, Tenant shall be deemed to have exercised its right, as applicable, to extend the Term for the applicable Renewal Term, or add to the Premises the Second Expansion Space or subject First Notice Space, and the Basic Rent and Additional Allowance, if applicable, shall be as set forth in Landlord's Proposal. If Tenant withdraws the subject Proposal Notice as aforesaid or fails to advise Landlord as aforesaid of Tenant's election, Tenant shall have waived, as applicable, its right to renew for the applicable Renewal Term or to add to the Premises the Second Expansion Space or First Notice Space. If Tenant rejects Landlord's Proposal, in whole or in part, but Tenant desires to have the rejected part determined by arbitration. Tenant shall advise Landlord and Landlord's designated Arbitrator of the designation of Tenant's Arbitrator. In such event, the arbitration shall be binding on Landlord and Tenant in respect to, as applicable, the Second Expansion Space or First Notice Space, and Tenant shall not be permitted to thereafter withdraw, as applicable, its Second Expansion Notice or First Notice Election. However, as provided in Section 2.1.3.2, Tenant shall be permitted to withdraw its Renewal Notice.

               2.1.3.2 ARBITRATION

     Within seven (7) days following the date Landlord is advised of (i) the rejection of all or a part of Landlord's Proposal, and (ii) the identity of Tenant's designated Arbitrator, the Arbitrators designated by Landlord and Tenant shall designate a third Arbitrator. Thereafter, within fourteen (14) days following the designation of the third Arbitrator, each designated Arbitrator shall notify both Landlord and Tenant, in writing, of their respective determination of the Market Rate and/or the subject Additional Allowance, which determination of the Additional Allowance shall take into account the Market Rate, as applicable, set forth in Landlord's Proposal or as determined by the subject Arbitrator. Each Arbitrator shall set forth the supporting evidence and data which such Arbitrator took into account in making such determination(s). If the Arbitrators are determining the Market Rate, the highest and the lowest Market Rate determined by the Arbitrators shall be disregarded, and the Basic Rent, as applicable, for the Renewal Term, Second Expansion Space or subject First Notice Space shall equal the middle Market Rate. In the event the Additional Allowance together with the Market Rate are the subject of arbitration, the Additional Allowance shall be that amount determined by the Arbitrator who determined the middle Market Rate as aforesaid. If only the Additional Allowance is the subject of arbitration, then the Additional Allowance shall be determined by the Arbitrators taking into account the Basic Rent set forth in Landlord's Proposal and the highest and the lowest Additional Allowances determined by the Arbitrators shall be disregarded. However, if two Arbitrators determine the same Market Rate, such commonly determined Market Rate shall be the Basic Rent, and the Additional Allowance, if applicable, shall be the average of that determined by such two Arbitrators. If only the Additional Allowance is the subject of arbitration, and two Arbitrators determine the same Additional Allowance, such commonly determined Additional Allowance shall be the Additional Allowance binding on Landlord and Tenant. Notwithstanding the foregoing, within ten (10) days following Tenant's receipt of the determination of the Market Rate for the applicable Renewal Term, by Notice from Tenant to Landlord, Tenant may withdraw its Renewal Notice in which event Tenant shall be deemed to have waived its right to the applicable Renewal Term. If Tenant fails to give such Notice to Landlord, it shall act as notice to Landlord that Tenant has accepted the Market Rate determined as aforesaid and has exercised its right to the applicable Renewal Term.

     In the instance of the Second Expansion Space. First Notice Space and the applicable Renewal Term (if Tenant does not withdraw its Renewal Notice as aforesaid), Landlord and Tenant shall each pay the costs incurred in respect to their respective designated Arbitrators and shall each pay 50% of the cost of the third Arbitrator. If Tenant withdraws its Renewal Notice as provided in this
Section 2.1.3.2, Tenant shall pay the costs incurred in respect to its designated Arbitrator and the third Arbitrator and the reasonable costs incurred by Landlord in respect to Landlord's designated Arbitrator.

          2.1.4. PAYMENT - BASIC RENT - PARKING RENT - T/I RENT.

     During the Term, Tenant will pay Basic Rent, Parking Rent and T/I Rent in monthly installments to Landlord, in advance, without offset or deduction (except as provided in Sections 17.2.4 and 17.4 hereof), commencing on the applicable Rent Commencement Date for the applicable portion of the Premises, and continuing on the first day of each and every calendar month after such Rent Commencement Date. Tenant will make all Basic Rent. Parking Rent and T/I Rent payments to Landlord at the address specified in the Basic Terms or at such other place or in such other manner as Landlord may from time to time designate in writing. Tenant will make all Basic Rent, Parking Rent and T/I Rent payments without Landlord's previous demand. Landlord and Tenant will prorate. on a per diem basis, Basic Rent, Parking and T/I Rent for any partial month within the Term. Notwithstanding the foregoing, in the event there is any change during the Term in the amount of or any Basic Rent, Parking Rent or T/I Rent as provided herein, the amount in respect to such change shall not be due and payable until thirty (30) days following Tenant's receipt of an invoice therefor.

     2.2. ADDITIONAL RENT.

     Article 3 of this Lease requires Tenant to pay certain Additional Rent pursuant to estimates Landlord delivers to Tenant. Monthly, during the Term, Landlord shall invoice Tenant for all Additional Rent due and payable as provided herein. Tenant will make all payments of estimated Additional Rent in accordance with Sections 3.3 and 3.4 without deduction or offset. Unless otherwise specified herein to the contrary, within thirty (30) days following receipt of Landlord's invoice, Tenant will pay (i) all changes in the Additional Rent that is the subject of Section 3.3 and 3.4 hereof, and (ii) all other Additional Rent described in this Lease that is not the subject of Section 3.3 or 3.4. Tenant will make all Additional Rent payments to the same location and in the same manner as Tenant's Basic Rent payments.

     2.3. DELINQUENT RENTAL PAYMENTS.

     If Tenant does not pay any installment of Basic Rent or any Additional Rent within five (5) Business Days after the date the payment is due, Tenant will pay Landlord an additional amount equal to the greater of (a) interest on the delinquent payment calculated at the Maximum Rate from the date when the payment is due through the date the payment is made, or (b) a late payment charge equal to 5% of the amount of the delinquent payment. Landlord's right to such compensation for the delinquency is in addition to all of Landlord's rights and remedies under this Lease, at law or in equity.

     2.4. INDEPENDENT OBLIGATIONS.

     Notwithstanding any-contrary term or provision of this Lease, Tenant's covenant and obligation to pay Rent is independent from any of Landlord's covenants, obligations, warranties or representations in this Lease. Tenant will pay Rent without any right of offset or deduction. except as provided in Section
17.2.4 and 17.4 hereof.

                                   ARTICLE 3.
                                   ----------
                      PROPERTY TAXES AND OPERATING EXPENSES
                      -------------------------------------

     3.1. PAYMENT OF EXCESS EXPENSES.

     Except as hereafter provided in the instance of Tenant's Share of Excess Expenses pertaining to Operating Expenses for the first Lease Year. Tenant will pay, as Additional Rent. Tenant's Share of Excess Expenses due and payable during any calendar year of the Term in the manner this Article 3 describes. Commencing on the first anniversary of the Initial Commencement Date, Tenant will pay Tenant's Share of Excess Expenses pertaining to Operating Expenses. Except for increases in utility charges and insurance costs forming a part of Operating Expenses, Tenant's Share of Excess Expenses pertaining to Operating Expenses for the second and subsequent Lease Years shall not be greater than one hundred eight percent (108%) of the previous Lease Year's Tenant's Share of Excess Expenses pertaining to Operating Expenses. Tenant will pay Tenant's Share of Excess Expenses pertaining to Property Taxes for the entire Initial Premises, commencing on the Initial Commencement Date. Landlord will prorate the applicable portion of Tenant's Share of Excess Expenses due and payable during the subject calendar year in which Tenant's obligation to pay Tenant's Share of Excess Expenses commences or terminates as of the applicable Commencement Date or termination date, on a per diem basis based on the number of days of the Term within such calendar year.

     3.2. ESTIMATION OF TENANT'S SHARE OF EXCESS EXPENSES.

     Landlord will deliver to Tenant a written estimate of the following for each calendar year of the Term: (a) Property Taxes, (b) Operating Expenses, (c) Excess Expenses. (d) Tenant's Share of Excess Expenses, and (e) the annual and monthly Additional Rent attributable to Tenant's Share of Excess Expenses.

     3.3. PAYMENT OF ESTIMATED TENANT'S SHARE OF EXCESS EXPENSES.

     In equal monthly installments, in advance, on the first day of each month during the following calendar years (or portions thereof) within the Term, Tenant will pay the following portions of Tenant's Share of Excess Expenses. Tenant shall commence paying Tenant's Share of Excess Expenses pertaining to Operating Expenses on the first anniversary of the Initial Commencement Date. If Landlord has not delivered the estimates to Tenant by the first day of January of the applicable calendar year. Tenant will continue paying the applicable portions of Tenant's Share of Excess Expenses based on Landlord's estimates for the previous calendar year. When Tenant receives Landlord's estimates for the current calendar year, Tenant will pay the estimated amount (less amounts Tenant paid to Landlord in accordance with the immediately preceding sentence) in equal monthly installments over the balance of such calendar year. with the number of installments being equal to the number of full calendar months remaining in such calendar year.

     3.4. RE-ESTIMATION OF EXCESS EXPENSES.

     Not more frequently than once each Lease Year. Landlord may re-estimate Excess Expenses during the Term. In such event. Landlord will re-estimate the monthly Additional Rent attributable to Tenant's Share of Excess Expenses to an amount sufficient for Tenant to pay the re-estimated monthly amount over the balance of the calendar year. Landlord will notify Tenant of the re-estimate and Tenant will pay the re-estimated amount in the manner provided in the last sentence of Section 3.3.

     3.5. CONFIRMATION OF TENANT'S SHARE OF EXCESS EXPENSES.

     Not later than one hundred twenty (120) days after the end of each calendar year within the Term, Landlord will determine the actual amount of Excess Expenses and Tenant's Share of Excess Expenses for the expired calendar year and deliver to Tenant a written statement of the amount. If Tenant paid less than the amount specified in the statement, Tenant will pay the difference to Landlord as Additional Rent in the manner described in Section 2.2. If Tenant paid more than the amount specified in the statement, Landlord will, at Landlord's option, either (a) refund the excess amount to Tenant, or (b) credit the excess amount against Tenant's next due monthly installment or installments of estimated Additional Rent. If Landlord is delayed in delivering such statement to Tenant, such delay does not constitute Landlord's waiver of Landlord's rights under this Section.

     3.6. TENANT INSPECTION AND AUDIT RIGHTS.

     If Tenant disputes Landlord's determination of the actual amount of Excess Expenses or Tenant's Share of Excess Expenses for any calendar year and Tenant delivers to Landlord written Notice of the dispute within one hundred twenty
(120) days after Landlord's delivery of the statement of such amount under
Section 3.5, Tenant (but not any subtenant or assignee that is not an Affiliate of Tenant) may, at its sole cost and expense, upon prior Notice and during regular business hours at a time and place reasonably acceptable to Landlord located in the Washington, D.C. metropolitan area (which may be the location where Landlord or Property Manager maintains the applicable records), cause either a nationally recognized or Washington D.C. regionally prominent certified public accounting firm, on a non-contingent basis, to audit Landlord's records relating to the disputed amounts. Tenant's objection to Landlord's determination of Excess Expenses or to Tenant's Share of Excess Expenses is deemed withdrawn unless Tenant completes the audit within six (6) months after the date Tenant delivers its dispute Notice to Landlord under this Section 3.6. If the audit shows that the amount Landlord charged Tenant for Tenant's Share of Excess Expenses was greater than the amount this Article 3 required Tenant to pay, Landlord will refund the excess amount to Tenant, together with interest on the excess amount at the Maximum Rate (computed from the date Tenant delivers its dispute Notice to Landlord) within ten (10) days after Landlord receives a copy of the audit report. If the audit shows that the amount Landlord charged Tenant for Tenant's Share of Excess Expenses was less than the amount this Article 3 required Tenant to pay, Tenant will pay to Landlord, as Additional Rent, the difference between the amount Tenant paid and the amount determined in the audit, together with interest on the difference at the Maximum Rate (computed from the date Tenant delivers its dispute Notice to Landlord). Pending resolution of any audit under this Section 3.6, Tenant will continue to pay to Landlord the estimated amounts of Tenant's Share of Excess Expenses in accordance with Sections 3.3 and 3.4. Tenant must keep all information it obtains in any audit strictly confidential and may only use such information for the limited purpose this Section 3.6 describes and for Tenant's own account.

     In the event the audit determines that the actual amount of the Excess Expenses was less than ninety five percent (95%) of the amount of the Excess Expenses disclosed in Landlord's statement delivered pursuant to Section 3.5.

Landlord shall pay the reasonable out-of-pocket costs incurred by Tenant in conducting such audit.

     3.7. INTENTIONALLY DELETED

     3.8. PERSONAL PROPERTY TAXES.

     Tenant will pay, prior to delinquency, all taxes charged against Tenant's trade fixtures and other personal property. Tenant will use all reasonable efforts to have such trade fixtures and other personal property taxed separately from the Property. If any of Tenant's trade fixtures and other personal property are taxed with the Property, Tenant will pay the taxes attributable to Tenant's trade fixtures and other personal property to Landlord as Additional Rent.

     3.9. LANDLORD'S RIGHT TO CONTEST PROPERTY TAXES.

     Landlord may, but is not obligated to (except as hereafter provided) contest the amount or validity, in whole or in part, of any Property Taxes. Unless Tenant requires Landlord to contest Property Taxes as hereafter provided, Landlord's contest will be at Landlord's sole cost and expense, except that if Property Taxes are reduced (or if a proposed increase is avoided or reduced) because of Landlord's contest, Landlord may include in its computation of Property Taxes the actual third party costs and expenses Landlord incurred in connection with contesting the Property Taxes, including reasonable attorney's fees, up to the amount of any Property Tax reduction Landlord realized from the contest or Property Tax increase avoided or reduced in connection with the contest, as the case may be. Provided Tenant timely directs Landlord, in writing, on the terms hereafter provided, Landlord will contest the amount or validity, in whole or in part, of any Property Taxes. If Tenant does so request Landlord to contest, such contest will be at Tenant's sole cost and expense ("TENANT'S CONTEST COSTS"), as part of Tenant's Additional Rent, except that if Property Taxes are reduced (or if a proposed increase is avoided or reduced) because of such contest, Landlord shall include in its computation of Property Taxes and reduce the Tenant's Contest Costs by the actual third party costs and expenses Landlord incurred in connection with contesting the Property Taxes, including reasonable attorney's fees. up to the amount of any Property Tax reduction Landlord realized from the contest or Property Tax increase avoided or reduced in connection with the contest, as the case may be. Tenant shall pay the Tenant's Contest Costs within thirty (30) days after Landlord invoices Tenant for the same.

     3.10. ADJUSTMENT FOR VARIABLE OPERATING EXPENSES.

     Notwithstanding any contrary language in this Article 3, if 95% or more of the RSF of the office space of the Building is not occupied at all times during any calendar year (including the calendar years which fall within the first Lease Year) pursuant to leases under which the terms have commenced for such calendar year. Landlord will reasonably and equitably adjust its computation of Operating Expenses for that calendar year to obligate Tenant to pay all components of Operating Expenses that vary based on occupancy (including, but not limited to. utilities, janitorial and other cleaning services, service contracts for building systems under warranty and management fees) in an amount equal to the amount Tenant would have paid for such components of Operating

Expenses had 95% of the RSF of the office space of the Building been occupied at all times during such calendar year pursuant to leases under which the terms have commenced for such calendar year. Landlord will also equitably adjust Operating Expenses to account for any Operating Expense any tenant of the Building pays directly to a service provider. Promptly following the written request by Tenant to Landlord. Landlord shall provide Tenant with reasonable documentation containing reasonable specificity that sets forth the gross-up of Operating Expenses provided in this Section 3.10.

                                   ARTICLE 4.
                                   ----------
                                       USE
                                       ---

     4.1. PERMITTED USE.

     Tenant will not use the Premises for any purpose other than general office purposes. Notwithstanding the foregoing, Landlord and Tenant acknowledge that Tenant's use of that portion of the Premises indicated on the approved Initial Improvements Plans as proposal development center ("PDC") for so-called proposal development purposes in the pursuit of government contracts on behalf of Tenant or Tenant's clientele shall be deemed a general office purpose use. However, Tenant will not use the Property or knowingly permit the Premises to be used in violation of any Laws or in any manner that would (a) violate any certificate of occupancy affecting the Property; (b) make void or voidable any insurance now or after the Effective Date in force with respect to the Property; (c) cause injury or damage to the Property or to the person or property of any other tenant on the Property; (d) cause substantial diminution in the value or usefulness of all or any part of the Property (reasonable wear and tear excepted); or (e) constitute a public or private nuisance or waste.

     4.2. ACCEPTANCE OF PREMISES.

     Except for the Warranty Terms, Tenant acknowledges that neither Landlord nor any agent, contractor or employee of Landlord has made any representation or warranty of any kind with respect to the Premises, the Building or the Property, specifically including, but not limited to, any representation or warranty of suitability or fitness of the Premises, Building or the Property for any particular purpose. Subject to the Warranty Terms, Tenant accepts the Premises, the Building and the Property in an "AS IS - WHERE IS" condition.

     4.3. INCREASED INSURANCE.

     Tenant will not do on the Property or permit to be done on the Premises anything that will (a) increase the premium of any insurance policy Landlord carries covering the Premises or the Property; (b) cause a cancellation of or be in conflict with any such insurance policy; (c) result in any insurance company's refusal to issue or continue any such insurance in amounts satisfactory to Landlord; or (d) subject Landlord to any liability or responsibility for in to any person or property by reason of Tenant's operations in the Premises. Tenant will, at Tenant's sole cost and expense, comply with all rules, orders, regulations and requirements of insurers and of the American Insurance Association or any other organization performing a similar function which are applicable solely to Tenant's particular use of the Premises. Tenant will reimburse Landlord, as Additional Rent, for any additional premium charges for such policy or policies resulting from Tenant's failure to comply with the provisions of this Section 4.3. It is expressly understood that Landlord shall not have the right to reimbursement of insurance premiums pursuant to this
Section 4.3 if (i) any rate increase is due to factors generally applicable to the insurance or rental market, rather than to Tenant's activities or presence in the Premises permitted pursuant to Section 4.1 hereof, or (ii) Tenant is conducting only the permitted use of the Premises pursuant to Section 4.1 hereof, and such use is being conducted in accordance with all Laws and the provisions of this Lease.

     4.4. LAWS/BUILDING RULES.

     Tenant agrees to comply with all Laws which are applicable to Tenant. A copy of the current Building Rules is attached to this Lease as EXHIBIT "E." Landlord may amend the Building Rules from time to time in Landlord's sole discretion, provided that no such amendment shall be inconsistent with the terms of this Lease or adversely diminish Tenant's rights or adversely increase Tenant's obligations hereunder, and each such amendment shall be generally applicable to all office tenants of the Building. Landlord shall not discriminate against Tenant in Landlord's enforcement of the Building Rules.

     4.5. COMMON AREA.

     Landlord grants Tenant the non-exclusive right, together with all other occupants of the Building and their agents, employees and invitees, to use the Common Area during the Term. subject to all Laws. Landlord may, at Landlord's sole and exclusive discretion, make changes to the Common Area so long as none of the same unreasonably interfere with Tenant's use or access to the Premises, the parking or the Property. Landlord's rights regarding the Common Area include, but are not limited to, the right to (a) restrain unauthorized persons from using the Common Area; (b) place permanent or temporary kiosks, displays, carts or stands in the Common Area and to lease the same to tenants; (c) temporarily close any portion of the Common Area so long as none of the same interfere with Tenant's use of the Premises or unreasonably interfere with Tenant's access to the Premises; (i) for repairs, improvements or Alterations.
(ii) to discourage unauthorized use, (iii) to prevent dedication or prescriptive rights so long as none of the same interfere with Tenant's use or access to the Premises, the parking or the Property, or (iv) for any other reason Landlord deems sufficient in Landlord's judgment; (d) change the shape and size of the Common Area; (e) add, eliminate or change the location of any improvements located in the Common Area and construct buildings or other structures in the Common Area; and (f) subject to the provisions of Section 4.4 hereof, impose and revise Building Rules concerning use of the Common Area, including any parking facilities comprising a portion of the Common Area.

     4.6. SIGNS.

          4.6.1. ENTRY AND DIRECTORY SIGNAGE.

     Landlord will provide to Tenant (a) one building standard tenant identification sign adjacent to the entry door of each floor of the Building on which the Premises is located ("ENTRY SIGNAGE"), and (b) that number of standard building directory listings ("DIRECTORY LISTINGS") for Tenant and its employees at the Building that is in that proportion to directory listings for other tenants of the Building equal to the ratio of the RSF of Premises to the office space RSF of the Building. The Entry Signage for those portions of the Premises, if any, that are not occupying an entire floor of the Building will conform to Landlord's sign criteria. For that Entry Signage that is for those portions of the Premises that occupy an entire floor of the Building, if such Entry Signage is different that Landlord's sign criteria, the excess cost of providing such different Entry Signage shall be at Tenant's sole cost and expense. At Tenant's sole cost and expense, Tenant will maintain the Entry Signage in good condition and repair during the Term. Except for the Building Signage as hereafter provided, Tenant will not install or permit to be installed in the Premises any other sign, decoration or advertising material of any kind that is visible from the exterior of the Premises without, in each instance, first obtaining Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Landlord may immediately remove, at Tenant's sole cost and expense, any sign, decoration or advertising material that violates this Section. Landlord, as part of the Operating Expenses, will maintain the Directory Listings.

          4.6.2. BUILDING SIGNAGE.

     On the terms that are in compliance with Laws, Tenant may designate and thereafter construct and install up to three (3) signs (or such lesser number permitted by the applicable Laws) containing its name and logo to be located on the exterior facade of the Building in the place so designated by Tenant as aforesaid ("BUILDING SIGNAGE"). Except for that portion of the exterior of the Building below the third floor thereof, Landlord shall not allow any other signage, except the Building Signage, to be located on the exterior of the Building Notwithstanding the foregoing, the size, shape, visibility, text, name, script, manner of illumination and affixing to the Building of the Building Signage shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. During the Term, at Tenant's sole cost and expense, and subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Tenant may change the name or logo of the Building Signage to reflect changes in Tenant's name and logo. No sublessee of all or any of Tenant's rights under this Lease shall have any rights in or to the Building Signage.

     The cost of constructing and affixing the Building Signage on or prior to the Commencement Date may, at Tenant's election, be paid solely by Tenant or, to the extent there is available Initial Allowance applicable therefor. be paid by Landlord as part of the Initial Allowance. At Tenant's sole cost and expense. the Building Signage shall be removed from the Building at the end or earlier expiration of the Term and Tenant shall repair any damage to the Building caused by the affixing and removal thereof to the reasonable satisfaction of Landlord. Notwithstanding the foregoing, Landlord acknowledges that the removal of the Building Signage may leave a "shadow" on the Building, which "shadow" Tenant shall not be required to eliminate. For purposes of Tenant's obligation of repair and maintenance set forth in Section 72 hereof, the Building Signage shall be deemed a part of the Premises.

                                   ARTICLE 5.
                                   ----------
                               HAZARDOUS MATERIALS
                               -------------------

     5.1 COMPLIANCE WITH HAZARDOUS MATERIALS LAWS.

     Tenant will not cause any Hazardous Material to be brought upon, kept or used on the Property in a manner or for a purpose prohibited by or that could result in liability under any Hazardous Materials Law. Tenant, at its sole cost and expense, will comply with all Hazardous Materials Laws and prudent industry practice relating to the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on. under or about the Property required for Tenant's use of the Premises and will notify Landlord of any and all Hazardous Materials Tenant brings upon, keeps or uses on the Property (other than small quantities of office cleaning or other office supplies as are customarily used by a tenant in the ordinary course in a general office facility). On or before the expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, will completely remove from the Property (regardless whether any Hazardous Materials Law requires removal), in compliance with all Hazardous Materials Laws, all Hazardous Materials Tenant causes to be present in, on, under or about the Property. Tenant will not take any remedial action in response to the presence of any Hazardous Materials in on, under or about the Property, nor enter into any settlement agreement, consent decree or other compromise with respect to any Claims relating to or in any way connected with Hazardous Materials in, on, under or about the Property, without first notifying Landlord of Tenant's intention to do so and affording Landlord reasonable opportunity to investigate, appear, intervene and otherwise assert and protect Landlord's interest in the Property.

     5.2. NOTICE OF ACTIONS.

     Tenant will notify Landlord of any of the following actions affecting Landlord, Tenant or the Property that result from or in any way relate to Tenant's use of the Property immediately after receiving Notice of the same: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened under any Hazardous Materials Law; (b) any Claim made or threatened by any person relating to damage. contribution. liability, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Material; and (c) any reports made by any person, including Tenant, to any environmental agency relating to any Hazardous Material, including any complaints, notices, warnings or asserted violations. Tenant will also deliver to Landlord, as promptly as possible and in any event within five Business Days after Tenant first receives or sends the same, copies of all Claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use of the Premises. Upon Landlord's written request. Tenant will promptly deliver to Landlord documentation acceptable to Landlord reflecting the legal and proper disposal of all Hazardous Materials removed or to be removed from the Premises. All such documentation will list Tenant or its agent as a responsible party and will not attribute responsibility for any such Hazardous Materials to Landlord or Property Manager.

     5.3. DISCLOSURE AND WARNING OBLIGATIONS.

     Tenant acknowledges and agrees that all reporting and warning obligations required under Hazardous Materials Laws resulting from or in any way relating to Tenant's actions in brining Hazardous Materials onto, or using Hazardous

Materials on or in the Premises or Property are Tenant's sole responsibility, regardless whether the Hazardous Materials Laws permit or require Landlord to report or warn.

     5.4. INDEMNIFICATION.

     Tenant will indemnify, defend, protect and hold harmless the Landlord Parties from and against any and all Claims whatsoever arising or resulting, in whole or in part, directly or indirectly, from the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on, under, upon or from the Property (including water tables and atmosphere) resulting from or in any way related to Tenant's actions in brining Hazardous Materials onto, or using Hazardous Materials on or in the Premises or Property. Tenant's obligations under this Section include, without limitation and whether foreseeable or unforeseeable, (a) the costs of any required or necessary repair, clean-up, detoxification or decontamination of the Property; (b) the costs of implementing any closure, remediation or other required action in connection therewith as stated above; and (c) consultants fees, experts' fees and response costs. The obligations of Tenant under this Section survive the expiration or earlier termination of this Lease.

     5.5 LANDLORD'S REPRESENTATION.

     Landlord represents and warrants to Tenant that (i) Landlord, except in compliance with Hazardous Materials Laws, has not caused or knowingly permitted any Hazardous Materials to be brought upon the Property or used in the construction of the Improvements, and (ii) as of the date of this Lease, to the best of Landlord's knowledge, except as disclosed in that certain environmental report entitled Phase I Environmental Assessment, dated July 11, 1997, prepared by Engineering Consulting Services, LTD., there exists no Hazardous Materials in, on or under the Property. For the purposes of this Section 5.5, "Landlord's knowledge" shall mean the actual, and not imputed, knowledge of Joseph R. Rauenhorst, James Lee and Scott Brody.

                                   ARTICLE 6.
                                   ----------
                                    SERVICES
                                    --------

     6.1. LANDLORD'S OBLIGATIONS.

     Landlord will provide the following services in a manner and of a quality in which such services are provided in first-class office buildings in the Merrifield and Tysons Corner. Virginia area, the costs of which are Operating Expenses, except to the extent excluded therefrom pursuant to the provisions of this Lease:

     6.1.1. JANITORIAL SERVICE.

     Janitorial service in the Premises, five nights per week (except on Holidays) after Business Hours, including cleaning, trash removal, vacuuming, maintaining towels, tissue and other restroom supplies and such other work in accordance with the specifications attached hereto as EXHIBIT "J" pertaining to janitorial specifications.

          6.1.2. ELECTRICAL ENERGY

     Electrical energy to the Premises for lighting and for operating office machines for general office use. Electrical energy will be sufficient for Tenant to operate personal computers and other equipment of similar low electrical consumption, but will not be sufficient for lighting in excess of two (2) watts per RSF installed or for electrical convenience outlets in excess of six (6) watts per RSF installed. Tenant will not use any equipment requiring electrical energy in excess of the above standards without receiving Landlord's prior written consent, which consent Landlord will not unreasonably withhold but may condition on Tenant paying all costs of installing the equipment and facilities necessary to furnish such excess energy and an amount equal to the average cost per unit of electricity for the Building applied to the excess use as reasonably determined either by an engineer selected by Landlord or by submeter. As part of Operating Expenses, Landlord will replace all light bulbs and tubes, ballasts and starters within the Premises and other tenant premises within the Building.

          6.1.3. HEATING, VENTILATION AND AIR CONDITIONING.

     During Business Hours, except on Holidays, heating, ventilation and air conditioning to the Premises in accordance with the specifications attached hereto as EXHIBIT "J" pertaining to HVAC. During other times, Landlord will provide heat and air conditioning upon Tenant's reasonable advance Notice (not less than twelve (12) hours). Tenant will pay Landlord, as Additional Rent, for such extended service on an hourly basis at Landlord's actual direct costs for personnel and electricity. If extended service is not a continuation of the service Landlord furnished during Business Hours, Landlord may require Tenant to pay for a minimum of two (2) hours of such service. In addition, Landlord shall provide the indoor air quality in accordance with the specifications attached hereto as EXHIBIT "J" pertaining to indoor air quality.

          6.1.4. WATER.

     Hot and cold water from standard building outlets for lavatory, restroom and drinking purposes.

          6.1.5. PASSENGER ELEVATOR SERVICE.

     Passenger elevator service to be used by Tenant in common with other tenants. Landlord may restrict Tenant's use of elevators for freight purposes to the freight elevator and to hours Landlord reasonably determines, provided, however, upon request from Tenant. Landlord shall make freight elevator service available to Tenant at reasonable times during and after Business Hours. Landlord may limit the number of elevators in operation at times other than Business Hours, but not less than two (2) passenger elevators shall nonetheless be available to service the Premises 24-hours per day. 365 days per year during the Term.

          6.1.6. COMMON AREA.

     Maintenance of the Common Area in good order, condition and repair, subject to all other terms and conditions of this Lease relating to the Common Area.

          6.1.7. RE-PAINT AND CARPET CLEANING.

     Not more than thirty (30) days before, nor later than thirty (30) days after a written request made by Tenant within six (6) months before or six (6) months after the commencement of the sixth (6th) Lease Year. Landlord, at its sole cost and expense, and not as part of the Operating Expenses, shall cause two (2) coats of paint to be applied to all painted surfaces in the Premises, and to shampoo all installed carpeting in the Premises. Such painting and shampooing shall be done after Business Hours so has to minimize the disruption to the conduct of Tenant's business in the Premises.

          6.1.8. ROOF ANTENNAE.

     On the terms that are in compliance with Laws, at its sole cost and expense. Tenant shall have the non-exclusive right to install satellite dishes, antennae or other telecommunications equipment for its and its Affiliate's sole and exclusive use, and not for public broadcast purposes (collectively, "ANTENNAE"). If Tenant elects to install Antennae, it shall be installed on the roof of the Building in an area thereof reasonably acceptable to Landlord and Tenant that is not larger than 20 feet by 25 feet in area. Notwithstanding the foregoing, the size, shape, visibility, and manner of affixing to the roof of the Building of the Antennae shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. At Tenant's sole cost and expense, the Antennae shall be removed from the Building at the end of the Term and Tenant shall repair any damage to the Building caused by the affixing and removal thereof to the reasonable satisfaction of Landlord by plugging and sealing the holes, if any. For purposes of Tenant's obligation of repair and maintenance set forth in Section 7.2 hereof, the Antennae shall be deemed a part of the Premises.

          6.1.9. SECURITY.

     Landlord, at Landlord's soles cost and expense, will provide a monitored card and key access system to the Building and to at least two (2) passenger elevators of the Building that will permit Tenant access to the Building and the Premises twenty-four (24) hours a day on each day during the Term. In reasonable quantity required by Tenant, at Landlord's expense, Landlord shall supply cards and/or keys to permit access the foregoing system by Tenant and its employees. The cost of replacing any lost of stolen cards and/or keys shall be paid by Tenant in the amount then charged by Landlord to other tenants of the Building.

     6.1.10. EXERCISE FACILITY.

     Twenty-four hours a day on each day in the Term (except for routine maintenance and replacements), at no cost or expense to Tenant (except for Tenant's Share of Excess Expenses), Landlord, as part of the Operating Expenses, shall maintain the Exercise Facility for the use by Tenant, other tenants of the

Building and their respective employees at the Building. The Exercise Facility shall contain those amenities set forth on Exhibit "K" attached hereto and made a part hereof.

          6.1.11. FAILURE TO PROVIDE CERTAIN SERVICES - ABATEMENT.

     In the event a Service Delay occurs in the nature of an interruption of the services required by Landlord to be provided pursuant to Sections 6.1.2. 6.1.3 or 6.1.4 that lasts for a period in excess of three (3) consecutive Business Days, and such interruption was not caused by Tenant, its agents, employees, contractors or invitees, then in such event the Rent shall abate on a per diem basis commencing at 12.01 A.M. on the first Business Day following the expiration of said three (3) Business Day period and ending on the day such Service Delay to the Premises is restored. If the restoration of such service occurs after twelve noon or other than on a Business Day, it shall be presumed that the restoration did not occur until 12:01 A.M. on the next occurring Business Day.

     Notwithstanding the foregoing or any other provision of this Lease, if the United States government or the State requires that the temperature conditions of the Building be maintained to a standard other than required pursuant to
Section 6.1.3 hereof, Landlord shall have the right to institute such policies, programs and measures that are in compliance with such governmental requirements, and Landlord shall be deemed to be performing its obligations pursuant to Section 6.1.3.

     6.2. TENANT'S OBLIGATIONS.

     Tenant is solely responsible for paying directly to the applicable utility companies, prior to delinquency, all separately metered or separately charged utilities, if any, to the Premises or to Tenant. Such separately metered or charged amounts are not Operating Expenses. Except as provided in Sections 6.1 and 17.1, Tenant will also obtain and pay for all other utilities and services Tenant requires with respect to the Premises (including, but not limited to, hook-up and connection charges).

     6.3. OTHER PROVISIONS RELATING TO SERVICES.

     No Service Delay or interruption in, or temporary stoppage of, any of the services this Article 6 describes is to be deemed an eviction or disturbance of Tenant's use and possession of the Premises, nor does any interruption or stoppage relieve Tenant from any obligation this Lease describes (except as provided in Section 6.1.11), render Landlord liable for damages or entitle Tenant to any Rent abatement (except as provided in Section 6.1.11); provided, however, that if any service(s) described in this Lease which is to be provided by Landlord is suspended, Landlord shall use commercially reasonable efforts to effect the restoration of such service(s). In no event is Landlord required to provide any heat, air conditioning, electricity or other service in excess of that permitted by voluntary or involuntary governmental guidelines or other Laws. Landlord has the exclusive right and discretion to select the provider of any utility or service to the Property and to determine whether the Premises or any other portion of the Property may or will be separately metered or separately supplied. Provided it does not diminish the obligations of Landlord to provided the services required pursuant to this Article 6. Landlord reserves the right, from time to time, to make reasonable and non-discriminatory modifications to the above standards for utilities and services.

     6.4. TENANT DEVICES.

     Tenant will not, without Landlord's prior written consent, use any apparatus or device in or about the Premises that causes substantial noise or vibration which is audible or can be felt outside of the Premises. Except for the Building Signage and Antennae, Tenant will not connect any apparatus or device to electrical current or water except through the electrical and water outlets Landlord installs in the Premises.

                                   ARTICLE 7
                                   ---------
                             MAINTENANCE AND REPAIR
                             ----------------------

     7.1. LANDLORD'S OBLIGATIONS.

     Except as otherwise provided in this Lease, Landlord will repair and maintain the following in good order, condition and repair: (a) the Common Areas; (b) the foundations, exterior walls and roof of the Building; and (c) the electrical, mechanical, plumbing, heating and air conditioning systems, facilities and components located in the Building and used in common by all tenants of the Building. Landlord will also maintain and repair windows, doors, plate glass and the exterior surfaces of walls that are adjacent to Common Area. Landlord's repair and maintenance costs under this Section 7.1 are Operating Expenses. Neither Basic Rent nor Additional Rent will be reduced, nor will Landlord be liable, for loss or injury to or interference with Tenant's property, profits or business arising from or in connection with Landlord's performance of its obligations under this Section.

     7.2. TENANT'S OBLIGATIONS.

          7.2.1. MAINTENANCE OF PREMISES.

     Except as otherwise specifically provided in this Lease, Landlord is not required to furnish any services or facilities, or to make any repairs or Alterations, in, about or to the Premises or the Property. Except as specifically described in Section 7.1, Tenant assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises, except for structural components and for Building system components serving more than just the Premises that are located therein. Except as specifically described in Section 7.1, Tenant, at Tenant's sole cost and expense, will keep and maintain the Premises (including, but not limited to. all non-structural interior portions. systems and equipment; interior surfaces of exterior walls; interior moldings, partitions and ceilings; and interior electrical, lighting and plumbing fixtures) in good order, condition and repair, reasonable wear and tear and damage from insured casualties excepted. Tenant will keep the Premises in a neat and sanitary condition and will not commit any nuisance or waste in, on or about the Premises or the Property. Tenant is solely responsible for and will, to the fullest extent allowable under the Laws. indemnify, protect and defend Landlord against and hold Landlord harmless from, the cost of repairing, and any Claims resulting from. any penetrations or perforations of the roof or exterior walls of the

Building Tenant causes. Tenant will maintain the Premises in a first-class and fully operative condition. Tenant's repairs will be at least equal in quality and workmanship to the original work and Tenant will make the repairs in accordance with all Laws.

          7.2.2. ALTERATIONS REQUIRED BY LAWS.

     If any governmental authority requires any Alteration to the Building or the Premises as a result of Tenant's particular use of the Premises which is not applicable to other office leases or as a result of any Alteration to the Premises made by or on behalf of Tenant or if Tenant's particular use of the Premises which is not applicable to other office uses subjects Landlord or the Property to any obligation under any Laws, Tenant will pay the cost of all such Alterations or the cost of compliance, as the case may be. If any such Alterations are Structural Alterations, Landlord will make the Structural Alterations after Tenant deposits with Landlord an amount sufficient to pay the cost of the Structural Alterations (including, without limitation, reasonable overhead and administrative costs when Landlord acts as the general contractor in respect to such Structural Alterations). If the Alterations are not Structural Alterations. Tenant will make the Alterations at Tenant's sole cost and expense in accordance with Article 8.

                                   ARTICLE 8.
                                   ----------
                             CHANGES AND ALTERATIONS
                             -----------------------

     8.1. LANDLORD APPROVAL.

     Tenant will not make any Structural Alterations, all of which will be made by Landlord as provided in Section 7.2.2. Except as hereafter provided, Tenant will not make any other Alterations without Landlord's prior written consent, which consent Landlord may grant, withhold or condition in its reasonable discretion. Along with any request for Landlord's consent, Tenant will deliver to Landlord plans and specifications for the Alterations and names and addresses of all prospective contractors for the Alterations. Depending on the type of Alteration for which Landlord's consent is being sought, if Landlord reasonably deems it necessary, as a condition to Landlord's approval, Landlord may require the review of the proposed plans and specifications by a third party consultant(s) or by qualified employees of the property manager, if any. The reasonable costs and expenses incurred by Landlord to third party consultants (including affiliated property managers, but only if the salary of such property manager's employee making the review is not a part of Operating Expenses) shall be paid by Tenant. Landlord itself shall not charge a fee for its review of the proposed Alteration plans and specifications. If Landlord approves the proposed Alterations, Tenant will, before delivering or accepting delivery of any materials to be used in connection with the Alterations, deliver to Landlord for Landlord's reasonable approval copies of all contracts, proof of insurance required by Section 8.2, copies of any contractor safety programs, copies of all necessary permits and licenses and such other information relating to the Alterations as Landlord reasonably requests. For those Alterations requiring Landlord's consent. Tenant will not commence the Alterations before obtaining Landlord's approval. Tenant will construct all approved Alterations or cause all approved Alterations to be constructed (a) promptly by a contractor Landlord approves in writing in Landlord's reasonable discretion, (b) in a good and workmanlike manner. (c) in compliance with all Laws, (d) in accordance with all orders, rules and regulations of the Board of Fire Underwriters having jurisdiction over the Premises and any other body exercising similar functions, and (e) in full compliance with all of Landlord's rules and regulations applicable to third party contractors, subcontractors and suppliers performing work at the Property which are generally applicable to all office tenants of the Building and which are reasonable in content. Notwithstanding the foregoing, provided no Structural Alterations are required, Tenant shall not be required to obtain Landlord's prior written consent for (i) Alterations consisting of painting, other wall coverings or installing or replacing floor coverings, and
(ii) other Alterations (excluding Structural Alterations) the reasonably estimated costs of which does not exceed $25,000.00 in the aggregate of reasonably concurrent Alterations.

     8.2. TENANT'S RESPONSIBILITY FOR COST AND INSURANCE.

     Tenant will pay the cost and expense of all Alterations, requested Structural Alterations or Structural Alterations required pursuant to Section 7.2.2, including reasonable costs and expenses incurred by Landlord to third party consultants for review, inspection and engineering time, and for any painting, restoring or repairing of the Premises or the Building the Alterations occasion. If the property manager's employee (regardless whether the property manager is an affiliate of Landlord) undertakes the foregoing review or inspection of Alterations. Tenant shall pay the cost and expense of such property manager's employee's review or inspection, but only if the salary of such employee is not a part of Operating Expenses.

     Prior to commencing those Alterations that require Landlord's prior written consent as provided in Section 8.1, Tenant will deliver the following to Landlord in form and amount reasonably satisfactory to Landlord: (a) demolition (if applicable) and payment and performance bonds, (b) builder's "all risk" insurance in an amount at least equal to the replacement value of the Property (excluding the Land, foundation, grading costs and excavation costs), (c) public liability insurance insuring against construction related risks, and (d) copies of all applicable contracts and of all necessary permits and licenses. The insurance policies described in clauses (b) and (c) of this Section must name Landlord, Landlord's lender (if any) and Property Manager as additional insureds.

     8.3. CONSTRUCTION OBLIGATIONS AND OWNERSHIP.

     Landlord may inspect construction of the Alterations. Immediately after completing those Alterations that require Landlord's prior written consent as provided in Section 8.1, Tenant will furnish Landlord with contractor affidavits, full and final lien waivers and receipted bills covering all labor and materials expended and used in connection with such Alterations. Tenant will remove any Alterations Tenant constructs in violation of this Article 8 within ten (10) days after Landlord's written request. All Alterations Tenant makes or installs (including all telephone, computer and other wiring and cabling located within the walls of and outside the Premises, but excluding Tenant's movable trade fixtures, furniture and equipment) become the property of Landlord upon installation and. unless Landlord requires Tenant to remove the Alterations as hereafter provided. Tenant will surrender the Alterations to Landlord upon the expiration or earlier termination of this Lease at no cost to Landlord. Tenant, upon submitting its request to Landlord to make Alterations as provided in
Section 8.1. shall have the right to request therein that Landlord specify whether and to what extent Landlord will require Tenant to remove the

Alterations in questions at the expiration or earlier termination of this Lease. If Tenant shall fail to request such information in its request to make Alterations, such right shall be deemed null and void as to the Alterations in questions, and all such Alterations shall thereafter be subject to the exercise of Landlord's rights and to Tenant's obligations set forth in this Section 8.3. If Tenant submits its request for such information in accordance with the foregoing provisions and Landlord consents to the Alterations requested, Landlord shall, together with its consent, specify in writing whether and to what extent it will require Tenant to remove the Alterations in questions at the expiration or earlier termination of this Lease. If Landlord fails to so specify, Tenant shall have no further obligation to remove the Alterations which were the subject of Tenant's request. In no event shall Tenant be obligated to remove the Initial Improvements, cabling, wiring, or Expansion Improvements or First Notice Space Improvements, if the Expansion Improvements and First Notice Space Improvements are reasonably similar to the Initial Improvements as provided in Section 1.2.8.

     8.4. LIENS.

     Tenant will keep the Property free from any mechanics', materialmens', designers' or other liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant. Tenant will notify Landlord in writing ten (10) days prior to commencing any Alterations in order to provide Landlord the opportunity to record and post notices of non-responsibility or such other protective notices available to Landlord under the Laws. If any such liens are filed and Tenant, within thirty (30) days after such filing, does not (i) release the same of record, (ii) provide Landlord with a bond or other surety satisfactory to Landlord protecting Landlord and the Property against such liens, or (iii) cause Landlord's owner's title insurance policy and the lender's title insurance policy of the holder of any Mortgage to be endorsed against such lien, in form and content reasonably acceptable to Landlord and such holder, Landlord may, without waiving its rights and remedies based upon such breach by Tenant and without releasing Tenant from any obligation under this Lease, cause such liens to be released by any means Landlord deems proper. including, but not limited to, paying the claim giving rise to the lien or posting security to cause the discharge of the lien. In such event, Tenant will reimburse Landlord, as Additional Rent, for all amounts Landlord pays (including, without limitation, reasonable attorneys' fees and costs).

     8.5. INDEMNIFICATION.

     To the fullest extent allowable under the Laws, Tenant will indemnify, protect, defend and hold harmless the Landlord Parties and the Property from and against any Claims arising directly out of any Alterations or any other work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant.

                                   ARTICLE 9.
                                   ----------
                           RIGHTS RESERVED BY LANDLORD
                           ---------------------------

     9.1. LANDLORD'S ENTRY.

     Landlord and its authorized representatives may at all reasonable times and upon reasonable notice to Tenant enter the Premises to: (a) inspect the Premises; (b) within the last nine (9) months of the Term, show the Premises to prospective tenants: (c) show the Premises to prospective purchasers and mortgagees: (d) if the statutes of the State permit, post notices of non-responsibility or other protective notices available under the Laws; or (e) exercise and perform Landlord's rights and obligations under this Lease. Landlord may in the event of any emergency enter the Premises without notice to Tenant. Landlord's entry into the Premises is not to be construed as a forcible or unlawful entry into, or detainer of. the Premises or as an eviction of Tenant from all or any part of the Premises. Tenant will also permit Landlord (or its designees) to erect, install, use, maintain, replace and repair pipes, cables, conduits, plumbing and vents, and telephone, electric and other wires or other items, in, to and through the Premises if Landlord determines that such activities are necessary or appropriate for properly operating and maintaining the Building so long as any of the same are installed above the ceiling, beyond the walls or below the slab of the Premises and there is no unreasonable interference with Tenant's business operations in the Premises. Notwithstanding the foregoing, Tenant shall be permitted to maintain the entries to the PDC locked and to maintain certain other locked facilities within the Premises ("SCIFF SPACE") if Tenant notifies Landlord of the location of such SCIFF Space prior to locking-off such areas, in which case Landlord shall not enter the PDC or the SCIFF Space without being accompanied by a representative of Tenant, and Tenant shall provide Landlord with the names of persons whom Landlord may contact in the event of an emergency requiring access to the Premises outside of Business Hours.

     9.2. CONTROL OF PROPERTY.

     Landlord reserves all rights respecting the Property and Premises not specifically granted to Tenant under this Lease, including, without limitation, the right to: (a) except as hereafter provided, change the name or street address of the Building; (b) subject to the provisions of Section 4.6, designate and approve all types of signs, window coverings, internal lighting and other aspects of the Premises and its contents that may be visible from the exterior of the Premises; (c) grant any party the exclusive right to conduct any business or render any service in the Building, provided such exclusive right to conduct any business or render any service in the Building does not prohibit Tenant from any permitted use for which Tenant is then using the Premises; (d) prohibit Tenant's installation of vending or dispensing machines of any kind in or about the Premises other than those Tenant installs in the Premises solely for use by Tenant's employees and business invitees; (e) close the Building after Business Hours, except that Tenant and its employees and invitees may access the Premises at all times in accordance with such rules and regulations as Landlord may prescribe from time to time for security purposes; (f) install, operate and maintain security systems that monitor, by closed circuit television or otherwise, all persons entering or leaving the Building; (g) subject to the provisions of Section 9.1 install and maintain pipes, ducts, conduits, wires and structural elements in the Premises that serve other parts or other tenants of the Building; and (h) subject to the provisions of Section 9.1, retain and receive master keys or pass keys to the Premises and all doors in the Premises. Notwithstanding the foregoing, or the provision of any security-related services by Landlord. Landlord is not responsible for the security of persons or property on the Property and Landlord is not and will not be liable in any way whatsoever for any breach of security not solely and directly caused by the negligence or willful misconduct of Landlord, its agents or employees. Notwithstanding the provisions of clause (a) above, Landlord shall not name the Building for any other tenant or other party. In addition, if the name or street address of the Building is changed for reasons other than a governmental requirement, Landlord shall give Tenant ninety (90) days prior written notice of such change and Landlord shall reimburse Tenant for the reasonable out-of-pocket cost incurred by Tenant for reprinting Tenant's stationary that includes the name or address of the Building

     9.3. LOCK BOX.

     Landlord may, from time to time, designate a lock box collection agent to collect Rent. In such event, Tenant's payment of Rent to the lock box collection agent is deemed to have been made (a) as of the date the lock box collection agent receives Tenant's payment (if the payment is not dishonored for any reason); or (b) if Tenant's payment is dishonored for any reason, the date Landlord collects the payment. Neither Tenant's payment of any amount of Rent to the lock box collection agent nor Landlord's collection of such amount if the payment is dishonored constitutes Landlord's waiver of any default by Tenant in the performance of Tenant's obligations under this Lease or Landlord's waiver of any of Landlord's rights or remedies under this Lease. If Tenant pays any amount to the lock box collection agent other than the actual amount due Landlord, then Landlord's receipt or collection of such amount does not constitute an accord and satisfaction, Landlord is not prejudiced in collecting the proper amount due Landlord and Landlord may retain the proceeds of any such payment, whether restrictively endorsed or otherwise, and apply the same toward amounts due and payable by Tenant under this Lease.

                                  ARTICLE 10.
                                  -----------
                                   INSURANCE
                                   ---------

     10.1. TENANT'S INSURANCE OBLIGATIONS.

     Tenant will at all times during the Term and during any early occupancy period. at Tenant's sole cost and expense, maintain the insurance this Section
10.1 describes.

          10.1.1. LIABILITY INSURANCE.

     Commercial general liability insurance (providing coverage at least as broad as the current ISO form) with respect to the Premises and Tenant's activities in the Premises and upon and about the Property, on an "occurrence" basis, with minimum limits of $1,000,000 each occurrence and $3,000,000 general aggregate. Such insurance must include specific coverage provisions or endorsements (a) for broad form contractual liability insurance insuring Tenant's obligations under this Lease; (b) naming Landlord and Property Manager as additional insureds by an "Additional Insured - Managers or Lessors of Premises" endorsement (or equivalent coverage or endorsement); (c) waiving the insurer's subrogation rights against all Landlord Parties: (d) providing Landlord with at least thirty (30) days prior notice of cancellation or expiration; and (e) expressly stating that Tenant's insurance will be provided on a primary basis and will not contribute with any insurance Landlord maintains. If Tenant provides such liability insurance under a blanket policy, the insurance must be made specifically applicable to the Premises and this Lease on a "per location" basis.

          10.1.2 PROPERTY INSURANCE

     Property insurance providing coverage at least as broad as the current ISO Special Form ("all-risks") policies in an amount not less than the full insurable replacement cost of all of Tenant's trade fixtures and other personal property within the Premises and including business income insurance covering at least nine months loss of income from Tenant's business in the Premises. If Tenant provides such property insurance under a blanket policy, the insurance must include "agreed amount, no coinsurance" provisions.

          10.1.3. OTHER INSURANCE.

     Such other insurance as may be required by any Laws from time to time or may reasonably be required by Landlord from time to time. If insurance obligations generally required of tenants in similar space in similar office buildings in the area in which the Premises is located increase or otherwise change, Landlord may likewise increase or otherwise change Tenant's insurance obligations under this Lease.

          10.1.4. MISCELLANEOUS INSURANCE PROVISIONS.

     All of Tenant's insurance will be written by companies rated at least "Best A-VII" and otherwise reasonably satisfactory to Landlord. Tenant will deliver a certified copy of each policy, or a certificate of insurance or other evidence of insurance reasonably satisfactory to Landlord, (a) on or before the Commencement Date (and prior to any earlier occupancy by Tenant), (b) not later than thirty (30) days prior to the expiration of any current policy or certificate, and (c) at such other times as Landlord may reasonably request. If Tenant provides evidence of insurance by certificate, Tenant will deliver an ACCORD Form 27 certificate and will attach or cause to be attached to the certificate copies of the endorsements this Section 10.1 requires (including specifically, but without limitation, the "additional insured" endorsement). Tenant's insurance must permit releases of liability as provided in Section
10.1.5 and must provide for waiver of subrogation.

          10.1.5. TENANT'S WAIVER AND RELEASE OF CLAIMS AND SUBROGATION.

     To the extent not prohibited by the Laws, Tenant, on behalf of Tenant and its insurers, waives, releases and discharges the Landlord Parties from all Claims arising out of personal injury or damage to or destruction of the Premises. Property or Tenant's trade fixtures, other personal property or business, and any loss of use or business interruption, occasioned by any fire or other casualty or occurrence whatsoever (whether similar or dissimilar), regardless whether any such Claim results from the negligence or fault of any Landlord Party or otherwise, and Tenant will look only to Tenant's insurance coverage (regardless whether Tenant maintains any such coverage) in the event of any such Claim. Tenant's trade fixtures, other personal property and all other property in Tenant's care, custody or control, is located at the Property at Tenant's sole risk, except as otherwise herein provided. Landlord is not liable for any damage to such property or for any theft, misappropriation or loss of such property. Tenant is solely responsible for providing such insurance as may be required to protect Tenant, its employees and invitees against any injury, loss, or damage to persons or property occurring in the Premises or at the

Property, including, without limitation, any loss of business or profits from any casualty or other occurrence at the Property.

          10.1.6. NO LIMITATION.

     Landlord's establishment of minimum insurance requirements is not a representation by Landlord that such limits are sufficient and does not limit Tenant's liability under this Lease in any manner.

     10.2. LANDLORD'S INSURANCE OBLIGATIONS.

     Landlord will (except for the optional coverages and endorsements Section
10.2.1 describes) at all times during the Term maintain the insurance this
Section 10.2 describes. All premiums and other costs and expenses Landlord incurs in connection with maintaining such insurance are Operating Expenses.

          10.2.1. PROPERTY INSURANCE.

     Property insurance on the Building (inclusive of the Initial Improvements, Expansion Improvements, if any, and First Notice Space Improvements, if any) in an amount not less than the full insurable replacement cost thereof (excluding foundation, grading and excavation costs) insuring against loss or damage by fire and such other risks as are customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building, including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion. Landlord may, at its option, obtain such additional coverages or endorsements as Landlord deems appropriate or necessary, including, without limitation, business income and rents insurance, earthquake insurance, flood insurance, and other coverages. Landlord may maintain such insurance in whole or in part under blanket policies. Such insurance will not cover or be applicable to any property of Tenant within the Premises or otherwise located at the Property.

          10.2.2. LIABILITY INSURANCE.

          Commercial general liability insurance against Claims for bodily injury, personal injury, and property damage occurring at the Property in such amounts as are comparable coverages for Comparable Buildings. Such liability insurance will protect only Landlord and, at Landlord's option, some or all of the Landlord Parties, and does not replace or supplement the liability insurance this Lease obligates Tenant to carry.

          10.2.3. LANDLORD'S WAIVER AND RELEASE OF CLAIMS AND SUBROGATION.

     To the extent not expressly prohibited by the Laws, Landlord, on behalf of Landlord and its insurers, waives, releases and discharges Tenant from all claims or demands whatsoever arising out of damage to or destruction of the Property, or loss of use of the Property, occasioned by fire or other casualty or occurrence whatsoever (whether similar or dissimilar), regardless whether any such claim or demand results from the negligence or fault of Tenant or any of its employees, or otherwise. Landlord's policy or policies of property insurance will permit releases of liability as provided in this Section and will provide for waiver of subrogation as to tenants of the property.

     10.3. TENANT'S INDEMNIFICATION OF LANDLORD.

     In addition to Tenant's other indemnification obligations in this Lease and except as specifically set forth in Section 10.1, Tenant will, to the fullest extent allowable under the Laws, indemnify, protect, defend and hold harmless the Landlord Parties from and against all Claims arising from (a) any act, omission, negligence or misconduct of Tenant, and (b) any accident, injury, occurrence or damage in, about or to the Premises and, to the extent caused in whole or in part by Tenant, the Property.

     10.4. INTENTIONALLY DELETED

     10.5. TENANT'S FAILURE TO INSURE.

     Notwithstanding any contrary language in this Lease and any notice and cure rights this Lease provides Tenant, if Tenant fails to provide Landlord with evidence of insurance as required under Section 10.1, Landlord may assume that Tenant is not maintaining the insurance Section 10.1 requires Tenant to maintain and Landlord may, but is not obligated to, with concurrent notice to Tenant, but without waiving or releasing Tenant from any obligation contained in this Lease, obtain such insurance for Landlord's benefit. In such event, Tenant will pay to Landlord, as Additional Rent, the reasonable premiums for such insurance, minus any cancellation refund received by Landlord upon the satisfaction of Tenant's obligations pursuant to Section 10.1. Landlord's exercise of its rights under this Section does not relieve Tenant from any default under this Lease that is not cured within the applicable cure period provided herein.

                                   ARTICLE 11.
                                   -----------
                              DAMAGE OR DESTRUCTION
                              ---------------------

     11.1 TENANTABLE WITHIN 200 DAYS.

     Except as provided in Section 11.3, if fire or other casualty renders the whole or any material part of the Premises untenantable and Landlord expects (in Landlord's reasonable discretion) to make the Premises tenantable within two hundred (200) days after the date of the casualty, then Landlord will notify Tenant that Landlord will repair and restore the Building and the Premises to as near their condition prior to the casualty as is reasonably possible within the two hundred (200) day period (subject to delays caused by Force Majeure. Tenant Delays or Change Orders). Landlord will provide the Notice within thirty (30) days after the date of the casualty. In such case, this Lease remains in full force and effect, but Basic Rent and Tenant's Share of Excess Expenses for the period during which the Premises are untenantable abates pro rata (based upon the RSF of the untenantable portion of the Premises as compared with the RSF of the entire Premises).

     11.2. NOT TENANTABLE WITHIN 200 DAYS.

     If fire or other casualty renders the whole or any material part of the Premises untenantable and Landlord does not expect (in Landlord's reasonable discretion) to make the Premises tenantable within two hundred (200) days after the date of the casualty, then Landlord will so notify Tenant within thirty (30) days after the date of the casualty and may, in such Notice, terminate this Lease effective on the date thirty (30) days after the date of Landlord's Notice. If Landlord does not terminate this Lease as provided in this Section, Tenant may terminate this Lease by notifying Landlord within thirty (30) days after the date of Landlord's Notice, which termination will be effective thirty
(30) days after the date of Landlord's Notice or thirty (30) days after the date of Tenant's Notice, at Tenant's Option.

     11.3. BUILDING SUBSTANTIALLY DAMAGED.

     If the Building is damaged or destroyed by fire or other casualty (regardless whether the Premises is affected) and the damage reduces the value of the improvements on the Property by more than 50% (as Landlord reasonably determines value before and after the casualty), regardless whether Landlord expects that it could make the Building tenantable within two hundred (200) days after the date of the casualty, then Landlord may, at Landlord's option, by notifying Tenant within thirty (30) days after the casualty, terminate this Lease effective on the date one hundred eighty (180) days after the date of Landlord's termination Notice.

     11.4. INTENTIONALLY DELETED.

     11.5. LANDLORD'S REPAIR OBLIGATIONS.

     If this Lease is not terminated under Sections 11.1 through 11.3 following a fire or other casualty, then Landlord will repair and restore the Premises (except as hereafter provided in this Section 11.5) and the Building to as near their condition prior to the fire or other casualty as is reasonably possible with all commercially reasonable diligence and speed (subject to delays caused by Force Majeure. Tenant Delays or Change Orders) and Basic Rent and Tenant's Share of Excess Expenses for the period during which the applicable portion of the Premises are untenantable will abate as hereafter provided. If 30% or more of a floor within the Premises is damaged by fire or other casualty, the entire Rent applicable to such floor shall abate as provided in Section 11.6, except for that portion of such floor in which Tenant continues to conduct its business. In such event, the Rent for the portion of the damaged floor in which Tenant continues to conduct its business shall, be pro rata based upon the RSF of that portion in which Tenant continues to conduct its business as compared with the RSF of the entire subject floor). In the event any portion of the PDC or the SCIFF Space is damaged by fire or other casualty, the entire Rent applicable to the PDC or the SCIFF Space shall abate as provided in Section 11.6, except for that portion of the PDC or SCIFF Space in which Tenant continues to conduct its business. In such event, the Rent for such portion of the PDC or SCIFF Space in which Tenant continues to conduct its business shall be pro rata based upon the RSF of that portion in which Tenant continues to conduct is business as compared with the RSF, as applicable, of the entire PDC or SCIFF Space.

     Except for the Initial Improvements, Expansion Improvements and First Notice Space Improvements, in no event is Landlord obligated to repair or restore any Alterations that are not covered by Landlord's insurance, any special equipment or improvements installed by Tenant. any personal property, or any other property of Tenant. Landlord will equitably adjust Tenant's Share of Excess Expenses Percentage, subject to Section 3.10, to account for any reduction in the RSF of the Premises or Building resulting from the casualty.

     11.6. RENT APPORTIONMENT.

     If either Landlord or Tenant terminates this Lease under this Article 11, Landlord will apportion Basic Rent and Tenant's Share of Excess Expenses on a per diem basis and Tenant will pay the Basic Rent and Tenant's Share of Excess Expenses to (a) the date of the fire or other casualty if the event renders the Premises completely untenantable or (b) if the event does not render the Premises completely untenantable, the effective date of such termination (provided that if a portion of the Premises is rendered untenantable, but the remaining portion is tenantable, then Tenant's obligation to pay Basic Rent and Tenant's Share of Excess Expenses abates pro rata as provided in Section 11.5 from the date of the casualty and Tenant will pay the unabated portion of the Basic Rent to the date of such termination).

     11.7. EXCLUSIVE CASUALTY REMEDY.

     The provisions of this Article 11 are Tenant's sole and exclusive rights and remedies in the event of a casualty. To the extent permitted by the Laws, Tenant waives the benefits of any Law that provides Tenant any abatement or termination rights (by virtue of a casualty) not specifically described in this
Article 11.

                                   ARTICLE 12.
                                   -----------
                                 EMINENT DOMAIN
                                 --------------

     12.1. TERMINATION OF LEASE.

     In the event of a Taking of all or any material part of the Premises that renders any remaining Premises unsuitable for Tenant's intended purposes (as reasonably determined by Landlord and Tenant), Tenant will so notify Landlord within thirty (30) days after the Taking and this Lease will terminate as of the date the Condemning Authority takes possession of the portion of the Premises taken-or one hundred eighty (180) days after Tenant's notice. which ever is earlier. Tenant will pay Rent to the date of termination. If a Condemning Authority takes all or any material part of the Building or if a taking reduces the value of the Property by 50% or more (as reasonably determined by Landlord), then Landlord may, at Landlord's option, by notifying Tenant within thirty (30) days after the date the Condemning Authority takes possession of the portion of the Property taken, terminate this Lease effective on the date one hundred eighty (180) days after the date of Landlord's Notice.

     12.2. LANDLORD'S REPAIR OBLIGATIONS

     If this Lease does not terminate with respect to the entire Premises under
Section 12.1 and the Taking includes a portion of the Premises, this Lease automatically terminates as to the portion of the Premises taken as of the date the Condemning Authority takes possession of the portion taken and Landlord will, at its sole cost and expense. restore the remaining portion of the Premises to a complete architectural unit with all commercially reasonable diligence and speed and will reduce the Basic Rent for the period after the date the Condemning Authority takes possession of the portion of the Premises taken to a sum equal to the product of the Basic Rent provided for in this Lease multiplied by a fraction, the numerator of which is the RSF of the Premises after the Taking and after Landlord restores the Premises to a complete architectural unit, and the denominator of which is the RSF of the Premises prior to the Taking. Landlord will also equitably adjust Tenant's Share of Excess Expenses Percentage for the same period, subject to Section 3.7, to account for the reduction in the RSF of the Premises or the Building resulting from the Taking. Tenant's obligation to pay Basic Rent and Tenant's Share of Excess Expenses will abate on a proportionate basis with respect to that portion of the Premises remaining after the Taking that Tenant is unable to use during Landlord's restoration for the period of time that Tenant is unable to use such portion of the Premises.

     12.3. TENANT'S PARTICIPATION.

     Landlord is entitled to receive and keep all damages, awards or payments resulting from or paid on account of the Taking. Accordingly, Tenant waives and assigns to Landlord any interest of Tenant in any such damages, awards or payments. Tenant may prove in any condemnation proceedings and may receive any separate award for damages to or condemnation of Tenant's movable trade fixtures and equipment and for moving expenses; provided however, that Tenant has no right to receive any award for its interest in this Lease or for loss of leasehold.

     12.4. EXCLUSIVE TAKING REMEDY.

     The provisions of this Article 12 are Tenant's sole and exclusive rights and remedies in the event of a Taking. To the extent permitted by the Laws, Tenant waives the benefits of any Law that provides Tenant any abatement or termination rights (by virtue of a Taking) not specifically described in this
Article 12.

                                   ARTICLE 13.
                                   -----------
                                    TRANSFERS
                                    ---------

     13.1. RESTRICTION ON TRANSFERS.

          13.1.1. GENERAL PROHIBITION.

     Except as set forth in Section 13.1.2. Tenant will not cause or suffer a Transfer without obtaining Landlord's prior written consent. which consent shall not be unreasonably withheld. conditioned or delayed. In addition, at Landlord's option as hereafter provided. Landlord may recapture the portion of the Premises that would be affected by such Transfer solely for the period of the proposed Transfer. If prior to marketing any portion of the Premises for a Transfer Tenant desires to ascertain whether Landlord intends to so recapture, Tenant shall notify Landlord, in writing, of the portion of the Premises that will be subject to the proposed Transfer and the proposed duration thereof. Landlord, within fifteen (15) days following Tenant's notice. shall advise Tenant, in writing, whether Landlord will recapture for the proposed duration or whether Landlord waives its right to recapture. If Landlord fails to so advise Tenant. it shall act as notice to Tenant that Landlord has waived its right to recapture. If Landlord has waived or is deemed to have waived its option to recapture, but the subject Transfer does not occur within six (six) months after Tenant's notice or the Transfer involves different portions of the Premises or is for a different duration, Landlord's option to recapture shall be reinstated.

     If Landlord consents to the Transfer, Landlord may impose on Tenant or the transferee such reasonable conditions as do not increase the obligations or decrease the rights of Tenant or any sublessee under this Lease. Tenant will, in connection with requesting Landlord's consent, provide Landlord with a copy of those documents and that information regarding the proposed Transfer and the proposed transferee as Landlord reasonably requests. If the Transfer results from a merger or consolidation, Tenant shall be required to supply to Landlord only such documents that demonstrate such merger or consolidation occurred, provided such information shall include, in form and content, reasonably acceptable to Landlord, the net worth (exclusive of goodwill) of the resultant entity, determined in accordance with generally accepted accounting principles, consistently applied. If within thirty (30) days following Tenant's request to Transfer Landlord fails to advise Tenant whether Landlord consents thereto, it shall act as notice to Tenant that Landlord has given its consent. No Transfer, including, without limitation, a Transfer under Section 13.1.2, releases Tenant from any liability or obligation under this Lease and Tenant remains liable to Landlord after such a Transfer as a principal and not as a surety. If Landlord consents to any Transfer, Tenant will pay to Landlord, as Additional Rent, 50% of any rent Tenant receives on account of the Transfer that is in excess of the sum of (i) amounts this Lease otherwise requires Tenant to pay, plus (ii) all reasonable out-of-pocket expenses actually incurred by Tenant to unrelated third parties, at arms length, in connection with such Transfer. Any attempted Transfer in violation of this Lease is null and void and constitutes a breach of this Lease.

          13.1.2 TRANSFERS TO AFFILIATES.

     Tenant may, without Landlord's consent (provided that Tenant is not in default in the performance of its obligations under this Lease), cause a Transfer to an Affiliate if Tenant (a) notifies Landlord at least thirty (30) days prior to such Transfer; (b) delivers to Landlord, at the time of Tenant's Notice, current financial statements of Tenant and the proposed transferee that are reasonably acceptable to Landlord; and (c) the transferee assumes and agrees in a writing reasonably acceptable to Landlord to perform Tenant's obligations under this Lease and to observe all terms and conditions of this Lease. Landlord's right described in Section 13.1.1 to share in any profit Tenant receives from a Transfer permitted under this Section 13.1.2 and Landlord's recapture right under Section 13.1.1 does not apply to any Transfer this Section

          13.1.3. COSTS.

     Tenant will pay to Landlord, as Additional Rent. all costs and expenses Landlord incurs in connection with the Transfer reasonable attorneys', architects', engineers' and accounting fees and costs, regardless whether Landlord consents to the Transfer.

                                   ARTICLE 14.
                                   -----------
                               DEFAULTS: REMEDIES
                               ------------------

     14.1. EVENTS OF DEFAULT.

     The occurrence of any of the following constitutes an "EVENT OF DEFAULT" by Tenant under this Lease:

          14.1.1. FAILURE TO PAY RENT.

     Notwithstanding the interest or late payment chargeable by Landlord as provided in Section 2.3, Tenant's failure to pay Basic Rent, any monthly installment of Tenant's Share of Excess Expenses or any other Additional Rent or portion of Rent amount as and when due and such failure continues for ten (10) days after Landlord notifies Tenant in writing.

          14.1.2 FAILURE TO PERFORM.

     Tenant falls to perform any of Tenant's nonmonetary obligations under this Lease and the failure continues for a period of thirty (30) days after Landlord notifies Tenant of Tenant's failure; provided that if Tenant cannot reasonably cure its failure within a thirty (30) day period. Tenant's failure is not an Event of Default if Tenant commences to cure its failure within the thirty (30) day period and thereafter diligently pursues the cure and effects the cure within a period of time that does not exceed sixty (60) days after the expiration of the thirty (30) day period. Notwithstanding any contrary language contained in this Section 14.1.2. Tenant is not entitled to any notice or cure period before an uncurable breach of this Lease becomes an Event of Default.

          14.1.3. MISREPRESENTATION.

     The knowing existence of any material misrepresentation or material omission in any financial statements, correspondence or other information provided to Landlord by or on behalf of Tenant in connection with (a) Tenant's negotiation or execution of this Lease; (b) Landlord's evaluation of Tenant as a prospective tenant at the Property; (c) any proposed or attempted Transfer; or
(d) any consent or approval Tenant requests under this Lease.

          14.1.4. OTHER DEFAULTS.

     (a) Tenant makes a general assignment or general arrangement for the benefit of creditors; (b) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by Tenant; (c) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed against Tenant and is not dismissed within sixty (60) days; (d) a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days; or (e) substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure not discharged within sixty (60) days. If a court of competent jurisdiction determines that any act described in this Section does not constitute an Event of Default. and the court appoints a trustee to take possession of the Premises (or if Tenant remains a debtor in possession of the Premises) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord is entitled to receive, as Additional Rent, the amount by which the Rent (or any other consideration) paid in connection with the transfer exceeds the Rent otherwise payable by Tenant under this Lease.

          14.1.5. NOTICE REQUIREMENTS.

     The Notices required by this Section 14.1 are intended to satisfy any and all notice requirements imposed by the Laws and are not in addition to any such requirements.

     14.2. REMEDIES

     Upon the occurrence of any Event of Default, Landlord may at any time and from time to time, and without preventing Landlord from exercising any other right or remedy, exercise any of the following remedies:

          14.2.1. TERMINATION OF TENANT'S POSSESSION/RE-ENTRY AND RELETTING
                  RIGHT.

     Terminate Tenant's right to possess the Premises by any judicial proceeding with or without terminating this Lease, in which event Tenant will immediately surrender possession of the Premises to Landlord. In such event, this Lease continues in full force and effect (except for Tenant's right to possess the Premises) and Tenant continues to be obligated for and must pay all Rent as and when due under this Lease. Unless Landlord specifically states that it is terminating this Lease, Landlord's termination of Tenant's right to possess the Premises is not to be construed as an election by Landlord to terminate this Lease or Tenant's obligations and liabilities under this Lease. If Landlord terminates Tenant's right to possess the Premises. Landlord may, but is not obligated to, re-enter the Premises and remove all persons and property from the Premises. Landlord may store any property Landlord removes from the Premises in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such re-entry. Landlord will commence extending commercially reasonable efforts to relet all or any part of the Premises to a third party-or parties acceptable to Landlord, all for Tenant's account. Notwithstanding the foregoing, if there are, at any time during such reletting. vacant portions of the Building, Landlord's commercially reasonable efforts to relet all or any part of the Premises shall be subordinate to such other vacant portions of the Building. Tenant is immediately liable to Landlord for all Re-entry Costs. Landlord may relet the Premises for a period shorter or longer than the remaining Term. If Landlord relets all or any part of the Premises. Tenant will continue to pay Rent when due under this Lease and Landlord will refund to Tenant the Net Rent Landlord actually receives from the reletting up to a maximum amount equal to the Rent Tenant paid that came due after Landlord's reletting. If the Net Rent Landlord actually receives from reletting exceeds such Rent. Landlord will apply the excess sum to future Rent due under this Lease. Landlord may retain any surplus Net Rent remaining at the expiration of the Term.

          14.2.2. TERMINATION OF LEASE

     Terminate this Lease effective on the date Landlord notifies Tenant of the termination. Upon termination. Tenant will immediately surrender possession of the Premises to Landlord. If Landlord terminates this Lease. Landlord may recover from Tenant and Tenant will pay to Landlord on demand all damages Landlord incurs by reason of Tenant's default, including, without limitation,
(a) all Rent due and payable under this Lease as of the effective date of the termination; (b) subject to the limitation provided in Section 14.7 hereof, any amount necessary to compensate Landlord for any detriment proximately caused Landlord by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would likely result from Tenant's failure to perform, including, but not limited to, any Re-entry Costs, and (c) an amount equal to the difference between the present worth. as of the effective date of the termination, of the Rent for the balance of the Term remaining after the effective date of the termination (assuming no termination) and the present worth, as of the effective date of the termination, of a fair market Rent for the Premises for the same period (as Landlord reasonably determines the fair market Rent). For purposes of this Section, Landlord will compute present worth by utilizing a discount rate of 8% per annum. Nothing in this Section limits or prejudices Landlord's right to prove and obtain damages in an amount equal to the maximum amount allowed by the Laws, regardless whether such damages are greater than the amounts set forth in this Section.

          14.2.3. PRESENT WORTH OF RENT.

     Recover from Tenant, and Tenant will pay to Landlord on demand, an amount equal to the then present worth of the aggregate of the Basic Rent and any other charges payable by Tenant under this Lease for the unexpired portion of the Term. Landlord will employ a discount rate of 8% per annum to compute present worth.

     14.3. COSTS.

     Tenant will reimburse and compensate Landlord on demand and as Additional Rent for any actual loss Landlord reasonably incurs in connection with, resulting from or related to any breach or default of Tenant under this Lease, whether or not the breach or default constitutes an Event of Default, and whether or not suit is commenced or judgment is entered. Such loss includes all reasonable legal fees, costs and expenses (including paralegal fees and other professional fees and expenses) Landlord incurs investigating, negotiating, settling or enforcin2 any of Landlord's rights or remedies. Tenant will also indemnify, defend, protect and hold harmless the Landlord Parties from and against all Claims Landlord or any of the other Landlord Parties incurs if Landlord or any of the other Landlord Parties becomes or is made a party to any claim or action (a) instituted by Tenant or by or against any person holding any interest in the Premises by, under or through Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person: or
(c) otherwise arising out of or resulting from any act or omission of Tenant or such other person. In addition to the foregoing, Landlord is entitled to reimbursement of all of Landlord's fees, expenses and damages, including, but not limited to, reasonable attorneys' fees and paralegal and other professional fees and expenses. Landlord incurs in connection with protecting its interests in any bankruptcy or insolvency proceeding involving Tenant or the Premises, including, without limitation, any proceeding under any chapter of the Bankruptcy Code; by exercising and advocating rights under Section 365 of the Bankruptcy Code; by proposing a plan of reorganization and objecting to competing plans; and by filing motions for relief from stay. Such fees and expenses are payable on demand, or. in any event, upon assumption or rejection of this Lease in bankruptcy.

     14.4. NO WAIVER.

     No failure by Landlord or Tenant to insist upon the other's performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial Rent from Tenant or any third party during the continuance of any such breach, constitutes a waiver of any such breach or of any breach or default by the other party in its performance of its obligations under this Lease. None of the terms of this Lease to be kept, observed or performed by Landlord or Tenant, and no breach thereof, are waived, altered or modified except by a written instrument executed by Landlord and Tenant. No waiver of any default of either party in the performance of its obligations under this Lease may be implied from any omission by either party to take any action on account of such default. One or more waivers by either party is not to be construed as a waiver of a subsequent breach of the same covenant, term or condition. No statement on a payment check from Tenant or in a letter accompanying a payment check is binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of any such statement.

     14.5. WAIVER AND RELEASE BY TENANT.

     Tenant waives and releases all Claims Tenant may have resulting from Landlord's re-entry and taking possession of the Premises by any lawful means pursuant to a judicial proceeding and removing and storing Tenant's property as permitted under this Lease and, to the fullest extent allowable under the Laws, will indemnify, defend, protect and hold harmless the Landlord Parties from and against any and all Claims occasioned thereby. No such reentry is to be considered or construed as a forcible entry by Landlord.

     14.6. LANDLORD'S DEFAULT.

     If Landlord defaults in the performance of any of its obligations under this Lease, Tenant will notify Landlord, in writing, of the default and Landlord will have thirty (30) days after receiving such Notice to cure the default. If Landlord is not reasonably able to cure the default within a thirty (30) day period. Landlord will have an additional reasonable period of time to cure the default as long as Landlord commences the cure within the thirty (30) day period and thereafter diligently pursues the cure. If Landlord fails to cure the default within such time periods, Tenant will provide a second Notice of the default to Landlord and if Landlord fails to cure such default within fifteen
(15) days after receiving such second Notice, then Tenant may exercise or pursue such rights or remedies as are available to Tenant under the Laws; provided. however, that in no event is Landlord liable for consequential or punitive damages. including, without limitation, lost profits.

     14.7 LANDLORD'S WAIVER OF CONSEQUENTIAL DAMAGES.

     Notwithstanding any provision to the contrary in this Lease. Landlord waives and in no event is Tenant liable for consequential or punitive damages.

                                   ARTICLE 15.
                                   -----------
                        CREDITORS; ESTOPPEL CERTIFICATES
                        --------------------------------

     15.1. SUBORDINATION.

     This Lease, all rights of Tenant in this Lease, and all interest or estate of Tenant in the Property, is subject and subordinate to the lien of any Mortgage. Tenant will, on Landlord's demand, execute and deliver to Landlord or to any other person Landlord designates an original of a subordination, non-disturbance and attornment agreement in form and content substantially similar to the Subordination, Non-Disturbance and Attornment Agreement attached hereto as EXHIBIT "L." Notwithstanding the foregoing, the subordination to any Mortgage provided for in this Section is expressly conditioned upon the mortgagee's agreement that as long as Tenant is not in default in the payment of Rent or the performance and observance of any covenant, condition, provision, term or agreement to be performed and observed by Tenant under this Lease, beyond any applicable grace or cure period this Lease provides Tenant, the holder of the Mortgage will not disturb Tenant's rights under this Lease and will recognized Tenant's rights with respect to the Expansion Premises, First Notice Space and Section 6.1.7 hereof. The lien of any existing or future Mortgage will not cover Tenant's moveable trade fixtures or other personal property of Tenant located in or on the Premises. Within thirty (30) days following the execution of this Lease, Landlord will undertake to cause the holder of the existing Mortgage to execute and deliver an undertaking in respect to the foregoing non-disturbance provision.

     15.2. ATTORNMENT.

     If any ground lessor, the holder of any Mortgage at a foreclosure sale or any other transferee acquires Landlord's interest in this Lease, the Premises or the Property, Tenant will attorn to the transferee of or successor to Landlord's interest in this Lease, the Premises or the Property (as the case may be) and recognize such transferee or successor as landlord under this Lease, subject to the terms of this Lease.

     Tenant waives the protection of any statute or rule of law that gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

     15.3. MORTGAGEE PROTECTION CLAUSE.

     Tenant will give the holder of any Mortgage. by registered mail, a copy of any Notice of default Tenant serves on Landlord, provided that Landlord or the holder of the Mortgage previously notified Tenant (by way of notice of assignment of rents and leases or otherwise) of the address of such holder. Tenant further agrees that if Landlord fails to cure such default within the time provided for in this Lease, then Tenant will provide written notice of such failure to such holder and such holder will have an additional thirty (30) days within which to cure the default.

     15.4. ESTOPPEL CERTIFICATES.

          15.4.1. CONTENTS.

     Upon Landlord's written request, Tenant will execute, acknowledge and deliver to Landlord a written statement in form satisfactory to Landlord certifying: (a) that this Lease (and all guaranties, if any) is unmodified and in full force and effect (or, if there have been any modifications, that the Lease is in full force and effect, as modified, and stating the modifications);
(b) whether this Lease has been canceled or terminated; (c) the last date of payment of Rent and the time period covered by such payment; (d) whether there are then existing any breaches or defaults by Landlord under this Lease known to Tenant, and, if so, specifying the same; (e) specifying any existing setoffs or defenses in favor of Tenant against the enforcement of this Lease (or of any guaranties); and (t) such other factual statements about this Lease or the Premises as Landlord, any lender, prospective lender, investor or purchaser may reasonably request. Tenant will deliver the statement to Landlord within twenty
(20) days after Landlord's request. Landlord may give any such statement by Tenant to any lender, prospective lender, investor or purchaser of all or any part of the Property and any such party may conclusively rely upon such statement as true and correct.

          15.4.2. FAILURE TO DELIVER.

     If Tenant, within the time provided in Section 15.4.1, does not deliver to Landlord (i) the statement referenced therein, or (ii) object to the same in writing, such failure shall constitute an Event of Default under this Lease, and Landlord and any lender, prospective lender, investor or purchaser may conclusively presume and rely that (i) the terms and provisions of this Lease have not been changed except as otherwise represented by this Lease and any then existing written modifications, amendments or clarifications thereto between Landlord and Tenant; (ii) this Lease has not been canceled or terminated; (iii) that not more than one month's Rent has been paid in advance; and (iv) that Landlord is not in default in the performance of any of its obligations under this Lease. In such event, Tenant is estopped from denying the truth of such facts.

                                   ARTICLE 16.
                              TERMINATION OF LEASE

     16.1. SURRENDER OF PREMISES.

     Tenant will surrender the Premises to Landlord at the expiration or earlier termination of this Lease in good order, condition and repair, reasonable wear and tear, permitted Alterations and damage by insured casualty or condemnation excepted, and will surrender all keys to the Premises to Property Manager or to Landlord at the place then fixed for Tenant's payment of Basic Rent. Tenant will also inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises or on the Property. Tenant will at such time remove all of its property from the Premises and, if Landlord so requests. all Alterations and improvements Tenant placed on the Premises. Tenant will promptly repair any damage to the Premises caused by such removal. Any and all such property not removed by Tenant. at Landlord's option. becomes Landlord's exclusive property and Landlord may dispose of such property at Tenant's sole cost and expense without further notice to or demand upon Tenant. If Tenant does not surrender the Premises in accordance with this Section, Tenant will indemnify, defend, protect and hold harmless Landlord from and against any Claim resulting from Tenant's delay in so surrendering the Premises, including, without limitation, any Claim made by any succeeding occupant founded on such delay. Except for the Antennae as hereafter provided, all property of Tenant not removed on or before the last day of the Term is deemed abandoned. Within thirty (30) days after the expiration of the Term, Tenant shall be permitted access to the roof of the Building in order to remove the Antennae as provided in Section 6.1.8 hereof, but if not then removed, the Antennae shall be deemed abandoned. Tenant appoints Landlord as Tenant's agent to remove, at Tenant's sole cost and expense, all of Tenant's property from the Premises upon termination of this Lease (except as aforesaid in respect to the Antennae) and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant, and Landlord will not be liable for damage, theft, misappropriation or loss thereof or in any manner in respect thereto.

     16.2. HOLDING OVER.

     If Tenant possesses the Premises after the Term expires or is otherwise terminated without executing a new lease but with Landlord's ,written consent, Tenant is deemed to be occupying the Premises as a tenant from month-to-month, subject to all provisions, conditions and obligations of this Lease applicable to a month-to-month tenancy, and either Landlord or Tenant may terminate the month-to-month tenancy at any time upon thirty (30) days prior Notice to the other party. If Tenant possesses the Premises after the Term expires or is otherwise terminated without executing a new lease and without Landlord's written consent, Tenant is deemed to be occupying the Premises without claim of right (but subject to all terms and conditions of this Lease) and, in addition to Tenant's liability for failing to surrender possession of the Premises as provided in Section 16.1, Tenant will pay Landlord a charge for each day of occupancy after expiration of the Term in an amount equal to double that of Tenant's then-existing Rent.

                                   ARTICLE 17.
                                   -----------
                              ADDITIONAL PROVISIONS
                              ---------------------

     17.1. LANDLORD'S IMPROVEMENTS.

     Prior to the Initial Commencement Date. Landlord shall, at Landlord's sole cost and expense, construct the Landlord's Improvements. Anything in this Lease to the contrary notwithstanding, (i) subject to adverse weather conditions, within thirty (30) days after the Initial Commencement Date, Landlord will complete, among other Landlord's Improvements, any surface coat paving and landscaping of exterior areas which cannot reasonably be completed by the Initial Commencement Date due to Force Majeure; and (ii) provided there is no adverse effect on Tenant's parking or access to the Building or the Premises, Landlord shall have no obligation to Tenant with respect to (A) the completion (or the time thereof) of tenant improvements or finishes for spaces within the Building for the benefit of other tenants, or (B) the completion of components of the Building or the Property which (1) do not adversely affect the structure or function of the Building or the Property, or the systems or components thereof for the benefit of Tenant, (2) are not within or do not directly serve the Premises, and (3) do not unreasonably adversely affect the appearance or aesthetics of the Building or the Property, either from the exterior thereof or from any of the Common Areas.

     17.2. INITIAL IMPROVEMENTS.

          17.2.1. INITIAL IMPROVEMENT PLANS.

     Subject to the Initial Allowance, Tenant, at its sole cost and expense. is required (i) to cause the Tenant's Architect, in a timely manner and for Landlord's reasonable approval, to prepare, in compliance with Laws, the plans and specifications, including, without limitation, all required mechanical, electrical, plumbing, fire/life safety and other architectural and engineering drawings (collectively, "INITIAL IMPROVEMENT PLANS") for those improvements to the Initial Premises ("INITIAL IMPROVEMENTS") that Tenant requires and that are reasonably approved by Landlord, and (ii) to make certain color and other selections for or with respect to the Initial Improvements. The Initial Improvement Plans shall be sufficient to permit Landlord to apply for and receive those governmental approvals and permits necessary to construct the Initial Improvements. Anything in this Lease to the contrary notwithstanding, Tenant shall provide Landlord with the Initial Improvement Plans and with any and all required color and other selections no 1.ater than December 1, 1998. If Tenant fails to cause the Initial Improvement Plans as aforesaid to be delivered by December 1, 1998, then there shall be a Tenant Delay to the extent of the effect of such late delivery, as limited by the next sentence of this grammatical paragraph. Notwithstanding the foregoing, if the time period from the date of application for the necessary approvals and permits to construct the Initial Improvements to the date of the issuance of such approvals and permits is less than sixty (60) days, then for each day less than such sixty (60) days for such issuance there shall be deducted one (1) day from the number of days of Tenant Delay for such late delivery, if any. By way of example, if the Initial Improvement Plans are delivered on December 11, 1998 and the number of days from the date of application until the issuance of the necessary approvals and permits is fifty (50) days, no Tenant Delay shall be deemed to have occurred for such late delivery. If the number of days from the date of application to the date of issuance of such approvals and permits is more than sixty (60) days, the number of days over sixty (60) for such issuance shall be deemed to be Force Majeure and there shall be no deduction from the number of days of Tenant Delays for late delivery, if any, of the Initial Improvement Plans.

     Within thirty (30) days after Landlord's receipt of the Initial Improvement Plans and Tenant's required selections, Landlord shall advise Tenant, in writing, of those portions of the Initial Improvements that are so-called "long lead time" items. In those cases where Landlord's reasonable approval is required under this Section 17.2.1, if Landlord fails to disapprove any of the Initial Improvement Plans within five (5) Business Days after their delivery, such Initial Improvement Plans, as delivered, shall be deemed to have been approved. However, if any Initial Improvement Plans are disapproved within such five (5) Business Day period, Landlord shall notify Tenant thereof, in writing, within such five (5) Business Day period. detailing with reasonable specificity that portion or element that has been disapproved and the reasons for such


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

disapproval. Thereafter, in each instance of further resubmission of the Initial Improvement Plans, Landlord shall have three (3) Business Days to approve or disapprove, and Tenant shall have five (5) Business Days within which to revise and resubmit the disapproved Initial Improvement Plans for Landlord's approval or disapproval, as aforesaid. Such five (5) Business Day and three (3) Business Day sequence of resubmission and approval or disapproval shall continue until such time as the Initial Improvement Plans have been approved by Landlord, and, when so approved, representatives of Landlord and Tenant shall affix their respective signatures or initials to each page comprising the approved Initial Improvement Plans. Landlord shall apply for all necessary building permits within three (3) Business Days following approval of the Initial Improvement Plans.

          17.2.2. INITIAL IMPROVEMENTS CONSTRUCTION.

     Landlord shall construct and furnish or cause to be constructed and furnished, at Tenant's sole cost and expense, subject to the Initial Allowance, all of the material, labor and equipment for the construction of the Initial Improvements as required by the Initial Improvement Plans. Such construction shall be effected in a good and workmanlike manner in substantial accordance with the Initial Improvement Plans, and Landlord shall complete, or cause the completion of. the construction thereof in substantial accordance with all Laws.

          17.2.3. INITIAL ALLOWANCE.

     Although Tenant shall be solely responsible for all costs and expenses in connection with the construction of the Initial Improvements. Landlord shall fund, for the benefit of Tenant, an allowance for the Initial Improvements in an amount not to exceed Thirty Five and 10/100 Dollars ($35.10) per RSF of the Initial Premises ("Initial Allowance"). The following portions of the Initial Allowance can be applied by Tenant as follows:

     (i) MOVING/FF&E ALLOWANCE. Up to Three and 00/100 Dollars ($3.00) per RSF of the Initial Premises of the Initial Allowance can be applied to the costs and expenses reasonably documented for the benefit of Landlord that are incurred by Tenant for (i) moving and related relocation expenses in connection with Tenant's occupancy of the Initial Premises. (ii) the purchase of furniture, fixture and equipment to be used by Tenant in the Initial Premises, and (iii) cabling of the Initial Premises (collectively in respect to clauses
            (i) through (iii), "MOVING/FF&E Allowance").

     (ii) CONSTRUCTION ALLOWANCE. For the Construction Costs, Tenant shall be permitted to apply so much of the Initial Allowance that equals Thirty Five and 00/100 Dollars ($35.00) per RSF of the Initial Premises, minus the amount applied by Tenant for the Moving/FF&E Allowance ("Construction Allowance"). Provided. however, if the aggregate of the Construction Costs, plus the portion of the Initial Allowance applied by Tenant to the Moving/FF&E Allowance exceeds Thirty and 00/100 Dollars ($30.00) per RSF of the Initial Premises


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

            (but in no instance more than Thirty Five 00/100 Dollars ($35.00) per RSF of the Initial Premises), when each installment of Basic Rent is due, Tenant shall pay to Landlord, in equal monthly installments ("T/I Rent"), in addition to the Basic Rent and Additional Rent, the amount that is necessary to amortize over the Initial Term at the rate of nine percent (9%) the excess over said Thirty and 00/100 Dollars ($30.00) per RSF of the Initial Premises.

     (iii) TEST FIT ALLOWANCE. Up to Ten Cents ($0.10) per RSF of the Initial Premises shall be paid by Landlord to defray the costs and expenses reasonably documented for the benefit of Landlord that are incurred by Tenant for test fitting the Initial Premises ("TEST FIT ALLOWANCE").

          17.2.4. CONSTRUCTION COSTS.

     For purposes of this Lease, the "CONSTRUCTION COSTS" shall be equal to the sum of (i) all actual so-called "hard" costs of constructing the Initial Improvements, including, without limitation, the cost of all materials, labor, equipment, hoisting, insurance, taxes and permits (all of which shall be documented and verifiable); (ii) all actual so-called "soft" costs in connection with the construction of the Initial Improvements, including, without limitation, all architect's, engineer's and design fees, and all other consulting fees (including, without limitation, fees relating to the review and approval of Tenant's plans and drawings for the Initial Improvements); (iii) a fee equal to fourteen percent (14%) of all of the costs described in the foregoing clauses (i) and (ii), which fee shall be in lieu of general conditions, overhead and profit, any construction management fees, and any other fees to Landlord (except as hereafter provided in respect to Change Orders);
(iv) the cost of any Change Orders; and (v) the reasonable costs and expenses incurred by Tenant for the preparation of the Initial Improvement Plans.

     During the construction of the Initial Improvements, Landlord shall periodically provide Tenant with updated projections of the Construction Costs as compared with the Construction Allowance. On and after the time, if ever, that the Construction Costs exceed the Construction Allowance, Tenant shall pay to Landlord, within thirty (30) days after the date Landlord invoices Tenant therefor, those Construction Costs incurred by Landlord during the previous thirty (30) period. As soon as practicable following the Initial Commencement Date, Landlord shall (a) determine the actual Construction Costs, (b) reconcile such actual Construction Costs with the Construction Allowance and the foregoing payments (if any) theretofore made by Tenant, and (c) notify Tenant, in writing, of such determination and reconciliation. In the event that such reconciliation shows that the Construction Costs were less than the sum equal to (1) Thirty and 00/100 Dollars ($30.00) per RSF of the Initial Premises, minus (2) Moving/FF&E Allowance, plus (3) any progress payments theretofore made by Tenant to Landlord as aforesaid, then such lesser amount shall be credited against the Basic Rent payments due hereunder from and after the Initial Commencement Date (beginning with the first Basic Rent payment due after Landlord's delivery of the aforesaid reconciliation notification), until such lesser amount, in its entirety, has been so applied. In the alternative, at Landlord's sole election, Landlord shall pay such lesser amount, in its entirety, to Tenant within thirty (30) days after Landlord's delivery of the aforesaid reconciliation notification. On the other hand, in the event that such reconciliation shows that the Construction Costs exceeded the sum of the Construction Allowance, plus any progress payments


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

theretofore made by Tenant to Landlord as aforesaid, then Tenant shall pay such excess amount, in its entirety, to Landlord within thirty (30) days after Landlord's delivery of the aforesaid reconciliation notification.

          17.2.5. BIDDING.

     Landlord shall solicit bids from "major subcontractors" furnishing labor or materials for the Initial Improvements, unless Tenant otherwise authorizes (e.g., in cases where, for expediency, Landlord believes it beneficial not to solicit multiple bids), in accordance with the following procedure:

     (I) Attached hereto as EXHIBIT "I" is the list prepared by Landlord of three (3) potential pre-qualified bidders from whom Landlord shall seek bids for construction of the Initial Premises. Such list is based on each bidder's qualifications, past experience on similar types of projects, availability to do the work, financial strength, bondability, if applicable, and previous history of work with Landlord.

     (ii) On the bid due dates, the bids will be opened and reviewed by Landlord for, among other things, completeness, compliance with the bid request, a "cost versus budget" comparison, and the ability of the bidder to complete its commitment.

     (iii) After the review of the bids, Landlord shall prepare a bid summary and its recommendations for awards, and shall present the same to Tenant's Architect for its approval. Within three (3) Business Days after the presentation of the aforesaid bid summary to Tenant's Architect, Tenant shall cause Tenant's Architect to approve or disapprove such recommendations, which approval or disapproval rights shall not be unreasonably exercised. If Tenant's Architect fails to approve or disapprove such recommendations within the aforesaid three (3) Business Day period, then it shall be conclusively presumed that Tenant's Architect has given its approval thereto. Notwithstanding the foregoing, if any bidder qualifies its bid, Landlord shall not be required to accept such bid if Landlord reasonably objects to such qualification. Tenant shall be responsible for any delays, as a Tenant Delay, necessitated by rebidding or delays in bid opening required by Tenant.

          17.2.6. ALLOWANCE EXPENSES INCURRED BY TENANT.

     Periodically during the pendancy of the construction of the Initial Improvements by Landlord, but in any event on or before the Initial Commencement Date, Tenant shall provide Landlord with copies of invoices, in form and specificity reasonably satisfactory to Landlord. that Tenant shall collect and that evidences the reasonable costs and expenses incurred by Tenant for (i) the preparation of the Initial Improvement Plans. (ii) moving and related relocation expenses in connection with Tenant's move into the Initial Premises and the furniture, fixtures and equipment purchased by Tenant for use in the Initial Premises and cabling expenses at the Initial Premises Tenant incurred that Tenant requires to be paid out of the Moving/FF&E Allowance, and (iii) the fit


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

up tests conducted by Tenant that Tenant requires to be paid out of the Test Fit Allowance. Within thirty (30) days after the last to occur of the Initial Commencement Date and the date Landlord receives invoices from Tenant for the expenditure of the Moving/FF&E Allowance, Landlord shall reimburse Tenant therefor. up to the maximum of the Moving/FF&E Allowance.

          17.2.7. CHANGE ORDERS.

     With respect to the Initial Improvements, Tenant may order changes in the work required by the Initial Improvement Plans consisting of additions or deletions to, or other revisions thereto, so long as the same are reasonably acceptable to Landlord. Any such change in work which has been authorized by a written order (which shall be executed as hereinafter provided) is a "CHANGE ORDER." Any Change Order shall provide the duration of delay, if any, in the completion of the Improvements resulting from the requested change in work. No Change Order shall be effected if it is not permitted by Law.

     A Change Order is a written order prepared by or on behalf of Landlord and signed by Tenant, stating in detail the change in the work for the Initial Improvements and any change in the scheduled date for the Substantial Completion thereof resulting from such Change Order. The cost and expense incurred by Landlord in effectuating any Change Order that increases the scope of the work together with a fee equal to five percent (5%) of all such costs and expenses (which fee shall be in lieu of general conditions, overhead and profit, and any construction management fees in respect to such Change Order) shall form a part of the Construction Costs.

          17.2.8. PUNCH LIST.

     Within twenty (20) days after Substantial Completion of the Initial Improvements, Tenant and Landlord will mutually, reasonably agree on a Punch List. Landlord will complete (or repair, as the case may be) the items Tenant and Landlord list on the Punch List with commercially reasonable diligence and speed, subject to delays caused by Force Majeure and Tenant Delays and, in any event, within thirty (30) days after completion of the Punch List, except for long lead-time items for repair work that form a portion of the Punch List or other long-lead time items about which Tenant has been advised by Landlord as provided in Section 17.2.1. If Tenant does not raise any incomplete items requiring repair at the time of preparation of the Punch List, Tenant is deemed to have accepted the Premises as delivered, subject to Section 17.5.

     17.3. FAILURE TO COMPLETE INITIAL PREMISES.

     "HOLDOVER EXPENSES" shall mean the additional payment obligations that are in excess of the normal rent payment obligations that Tenant is required to pay to lessors under those leases by and between Tenant and such other lessors for those premises located at (i) 901 Follin Lane, Vienna. Virginia. and (ii) 1110 North Glebe Road, Arlington, Virginia (collectively in respect to clauses (i) and (ii), "OTHER LEASES") as a result of Tenant being unable to vacate such premises at the expiration of the terms of the Other Leases because the entire Initial Premises are not then Substantially Complete. If on or after January 1. 1999, Tenant is required to and does pay Holdover Expenses, Landlord shall be responsible to defray (as hereafter provided) that portion of the Holdover Expenses ("LANDLORD'S HOLDOVER OBLIGATION") that equals (a) the first $75,000.00

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

of Holdover Expenses that accumulate on a per diem basis, PLUS (b) one-half of the next $100,000.00 of the Holdover Expenses that accumulate on a per diem basis that, in the instance of clauses (a) and (b), accumulate prior to the Rent Commencement Date for the Initial Premises; provided, however, in no instance shall the total of Landlord's Holdover Obligation exceed the sum of $125,000.00. In the event there is a Landlord's Holdover Obligation. notwithstanding any provision to the contrary contained in this Lease, the amount thereof (up to $125,000.00) shall be paid by the forgiveness of so much Basic Rent first becoming due after the Rent Commencement Date for the Initial Premises that equals the amount of the Landlord's Holdover Obligation. Notwithstanding the foregoing, Tenant shall extend commercially reasonable efforts to mitigate the amount of Holdover Expenses.

     Landlord and Tenant have fully negotiated the provisions of this Section
17.3 with respect to the liquidated damages evidenced by the foregoing portions of the Holdover Expenses. free from any duress or other undue influence. Having determined that the actual amount of any losses which Tenant would incur as a result of a delay in the Substantial Completion of the entire Initial Improvements would be difficult, if not impossible, to ascertain, Landlord and Tenant have independently concluded that the foregoing portions of the Holdover Expenses are a good faith and reasonable estimation of and basis for any such losses. Accordingly, in the event of any such delay, the payment of the foregoing portions of the Holdover Expenses shall be the sole obligation of Landlord in the event of any such delay, and shall be in lieu of any other rights or remedies which Tenant would otherwise have at law or in equity, except the right of specific performance.

     17.4. EXPANSION PREMISES.

     In the event Tenant exercises its right to add the First Expansion Space, Second Expansion Space or First Notice Space to the Premises as provided, respectively, in Sections 1.2.5, 1.2.6 and 1.2.7, all of the terms and provisions of Section 17.2 in respect to the Initial Improvements shall apply to the improvements required by Tenant in the applicable Expansion Premises ("EXPANSION IMPROVEMENTS") and to the improvements required by Tenant in the subject First Notice Space ("FIRST NOTICE SPACE IMPROVEMENTS") that are reasonably approved by Landlord as provided in Section 1.2.8. Notwithstanding the foregoing, (i) except as hereafter provided in the instance of the First Expansion Space, Tenant shall be required to deliver the plans and specifications for the Expansion Improvements ("EXPANSION PLANS") and for the First Notice Space Improvements within forty five (45) days following the date on which the size, shape and location of the Expansion Premises or First Notice Space is determined in accordance with, as applicable, Sections 1.2.5, 1.2.6 and 1.2.7; (ii) there will be no Moving/FF&E Allowance or Test Fit Allowance applicable to the Expansion Premises or First Notice Space; (iii) the allowance for the First Expansion Space Expansion Improvements shall equal the Initial Allowance based on the number of RSF in the First Expansion Space. (iv) the amount necessary to determine the T/I Rent, if any, for the First Expansion Space, will be amortized over the balance of the Initial Term remaining after the First Expansion Commencement Date; (v) the amount of the Additional Allowance applicable to the Second Expansion Space and the First Notice Space shall be determined as provided in Section 2.1.3; (vi) there will be no T/I Rent applicable to the Second Expansion Space or First Notice Space, unless included pursuant to the provisions of Section 2.1.3; and (vii) in the instance of the Second Expansion Space or First Notice Space, unless Landlord elects, in


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

writing, to do so, Landlord will not be responsible to cause such Expansion Improvements or First Notice Space Improvements to be constructed, in which event, Tenant, with a general contractor reasonably acceptable to Landlord employing bidding requirements reasonably acceptable to Landlord, shall cause the Expansion Improvements or First Notice Space Improvements to be constructed pursuant to safety, insurance, labor, staging, hoisting and other requirements reasonably required by Landlord. Notwithstanding the foregoing, if prior to December 10, 1998, Tenant delivers to Landlord the First Expansion Notice to add the First Expansion Space to the Premises as provided in Section 1.2.5, Tenant shall cause the Expansion Plans therefor to be delivered to Landlord not later than February 12, 1999, and Landlord, subject to Force Majeure, Tenant Delays and Change Orders, shall cause the Expansion Improvements for the First Expansion Space to be Substantially Complete not later than July 1,1999.

     17.5. CONSTRUCTION WARRANTY.

     Except as provided in the last two sentences of this Section, Landlord warrants Tenant's Improvements which Landlord constructs or causes to be constructed against defective workmanship and materials for a period of one (1) year after the date of Substantial Completion, as applicable, of the Initial Improvements and those Expansion Improvements or First Notice Space Improvements Landlord caused to be constructed, and will, as Landlord's sole obligation, repair or replace, as necessary, any defective item included in the Initial Improvements and such Expansion Improvements and First Notice Space Improvements occasioned by poor workmanship or materials if Tenant notifies Landlord of the defective item within such applicable one (1) year period. Landlord has no obligation to repair or replace any item after such applicable one (1) year period expires. This warranty does not apply to any defective workmanship or materials of which Tenant knew or should have known within the time period referenced in Section 17.2.8 for, as applicable, the Initial Improvements, Expansion Improvements or First Notice Space Improvements Landlord caused to be constructed.

                                   ARTICLE 18.
                                   -----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     18.1. NOTICES.

     All Notices must be in writing and must be sent by personal delivery, United States registered or certified mail (postage prepaid) or by an independent overnight courier service, addressed to the addresses specified in the Basic Terms or at such other place as either party may designate to the other party by Notice given in accordance with this Section. Notices given by mail are deemed delivered within three (3) Business Days after the party sending the Notice deposits the Notice with the United States Post Office. Notices delivered by courier are deemed delivered on the next Business Day after the day the party delivering the Notice timely deposits the Notice with the courier for overnight (next day) delivery.

     18.2. TRANSFER OF LANDLORD'S INTEREST.

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


     If Landlord transfers any interest in the Premises, the transferor is automatically relieved of all obligations on the part of Landlord accruing under this Lease from and after the date of the transfer, provided that the transferor will deliver to the transferee any funds the transferor holds in which Tenant has an interest (such as a security deposit). Landlord's covenants and obligations in this Lease bind each successive Landlord only during and with respect to its respective period of ownership. However, notwithstanding any such transfer, the transferor remains entitled to the benefits of Tenant's indemnity and insurance obligations (and similar obligations) under this Lease with respect to matters arising or accruing during the transferor's period of ownership.

     18.3. SUCCESSORS.

     The covenants and agreements contained in this Lease bind and inure to the benefit of Landlord, its successors and assigns, bind Tenant and its successors and assigns and inure to the benefit of Tenant and its permitted successors and assigns.

     18.4. CAPTIONS AND INTERPRETATION.

     The captions of the Articles and Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular includes the plural and the plural includes the singular.

     18.5. RELATIONSHIP OF PARTIES.

     This Lease does not create the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant other than that of Landlord and Tenant.

     18.6. ENTIRE AGREEMENT; AMENDMENT.

     All exhibits, addenda and schedules attached to this Lease are incorporated into this Lease as though fully set forth in this Lease and together with this Lease contain the entire agreement between the parties with respect to the improvement and leasing of the Premises. All preliminary and contemporaneous negotiations, including, without limitation, any letters of intent or other proposals and any drafts and related correspondence, are merged into and superseded by this Lease. No-subsequent alteration, amendment, change or addition to this Lease (other than to the Building Rules) is binding on Landlord or Tenant unless it is in writing and signed by the party to be charged with performance.

     18.7. SEVERABILITY.

     If any covenant, condition, provision, term or agreement of this Lease is, to any extent. held invalid or unenforceable, the remaining portion thereof and all other covenants, conditions. provisions, terms and agreements of this Lease, will not be affected by such holding, and will remain valid and in force to the fullest extent permitted by law.

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


     18.8. LANDLORD'S LIMITED LIABILITY.

     Tenant will look solely to Landlord's interest in the Property, together with any insurance proceeds, condemnation proceeds and rents collect by Landlord that were not distributed by Landlord to its entity interest holders prior to the subject alleged default by Landlord for recovering any judgment from Landlord or any other Landlord Party. Tenant agrees that neither Landlord nor any other Landlord Party will be personally liable for any personal judgment or deficiency decree or judgment against it.

     18.9. SURVIVAL.

     All of Tenant's obligations under this Lease (together with interest on payment obligations at the Maximum Rate) accruing prior to expiration or other termination of this Lease survive the expiration or other termination of this Lease. Further, all of Tenant's indemnification, defense and hold harmless obligations under this Lease survive the expiration or other termination of this Lease, without limitation.

     18.10. ATTORNEYS' FEES.

     If either Landlord or Tenant commences any litigation or judicial action to determine or enforce any of the provisions of this Lease, the prevailing party in any such litigation or judicial action is entitled to recover all of its costs and expenses (including, but not limited to, reasonable attorneys' fees, costs and expenditures) from the nonprevailing party.

     18.11. BROKERS.

     Landlord and Tenant each represents and warrants to the other that it has not had any dealings with any realtors, brokers, finders or agents in connection with this Lease (except as may be specifically set forth in the Basic Terms) and agrees to indemnify, defend and hold the other harmless from and against the failure to pay any realtors, brokers, finders or agents (other than the brokers specified in the Basic Terms) and from any cost, expense or liability for any compensation, commission or changes claimed by any realtors, brokers, finders or agents (other than the brokers specified in the Basic Terms) claiming by, through or on behalf of it with respect to this Lease or the negotiation of this Lease. Landlord will pay the brokers named in the Basic Terms in accordance with the applicable listing agreement for the Property and a separate agreement with The Fred Ezra Company.

     18.12. GOVERNING LAW.

     This Lease is governed by, and must be interpreted under, the internal laws of the State. Any suit arising from or relating to this Lease must be brought in the County; Landlord and Tenant waive the right to bring suit elsewhere.

     18.13. TIME IS OF THE ESSENCE.

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


     Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     18.14. JOINT AND SEVERAL LIABILITY.

     All parties signing this Lease as Tenant are jointly and severally liable for performing all of Tenant's obligations under this Lease. Notwithstanding the foregoing, the individual persons executing this Lease on behalf of Tenant and Landlord shall have no individual liability on behalf of Tenant and Landlord.

     18.15. TENANT'S AND LANDLORD'S WAIVER.

     Any claim Landlord or Tenant may have against the other for default in performance of any of the other's obligations under this Lease is deemed waived unless the claiming party notifies the other of the default within ninety (90) days after the claiming party knew or should have known of the default and commences suit on the alleged default within one (1) year after the date the claiming party knew or should have known of the default.

     18.16. TENANT ORGANIZATION DOCUMENTS; AUTHORITY.

     If Tenant is an entity, Tenant will, within ten (10) days after Landlord's written request, deliver to Landlord (a) Certificate(s) of Good Standing from the state of formation of Tenant and, if different, the State, confirming that Tenant is in good standing under the laws governing formation and qualification to transact business in such state(s); and (b) and a copy resolution of Tenant, certified by the appropriate officer thereof, authorizing the execution and performance by Tenant of all of Tenant's obligations hereunder. Tenant and each individual signing this Lease on behalf of Tenant represents and warrants that they are duly authorized to sign on behalf of and to bind Tenant and that this Lease is a duly authorized obligation of Tenant.

     18.17. PROVISIONS ARE COVENANTS AND CONDITIONS.

     All provisions of this Lease, whether covenants or conditions, are deemed both covenants and conditions.

     18.18. FORCE MAJEURE.

     If Landlord is delayed or prevented from performing any act required in this Lease (excluding, however, the payment of money) by reason of Force Majeure, Tenant Delays or Change Orders. Landlord's performance of such act is excused for the period of the delay and the period of the performance by Landlord of any such act will be extended for a period equivalent to the period of such delay.

     18.19. MANAGEMENT.

     Property Manager is authorized to manage the Property. Landlord appointed Property Manager to act as Landlord's agent for leasing, managing and operating

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

the Property. The Property Manager then serving is authorized to accept service of process and to receive and give Notices and demands on Landlord's behalf.

     18.20. FINANCIAL STATEMENTS.

     Tenant will, prior to Tenant's execution of this Lease and within ten (10) days after Landlord's request at any time during the Term, deliver to Landlord a complete copy of Tenant's then most recent filing with the U.S. Securities and Exchange Commission.

     18.21. QUIET ENJOYMENT.

     Landlord covenants that Tenant will quietly hold, occupy and enjoy the Premises during the Term subject to the terms and conditions of this Lease if Tenant pays all Rent as and when due and keeps, observes and fully satisfies all other covenants, obligations and agreements of Tenant under this Lease.

     18.22. NO RECORDING.

     Tenant will not record this Lease or a Memorandum of this Lease without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole discretion.

     18.23. INTENTIONALLY DELETED






















             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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


     18.24. CONSTRUCTION OF LEASE AND TERMS.

     The terms and provisions of this Lease represent the results of negotiations between Landlord and Tenant, each of which are sophisticated parties and each of which has been represented or been given the opportunity to be represented by counsel of its own choosing. and neither of which has acted under any duress or compulsion, whether legal, economic or otherwise. Consequently, the terms and provisions of this Lease must be interpreted and construed in accordance with their usual and customary meanings, and Landlord and Tenant each waive the application of any rule of law that ambiguous or conflicting terms or provisions contained in this Lease are to be interpreted or construed against the party who prepared the executed Lease or any earlier draft of the same. Landlord's submission of this instrument to Tenant for examination or signature by Tenant does not constitute a reservation of or an option to lease and is not effective as a lease or otherwise until Landlord and Tenant both execute and deliver this Lease. The parties agree that, regardless of which party provided the initial form of this Lease, drafted or modified one or more provisions of this Lease, or compiled, printed or copied this Lease, this Lease is to be construed solely as an offer from Tenant to lease the Premises, executed by Tenant and provided to Landlord for acceptance on the terms set forth in this Lease, which acceptance and the existence of a binding agreement between Tenant and Landlord may then be evidenced only by Landlord's execution of this Lease.
Landlord and Tenant caused this Lease to be executed and delivered by their duly authorized representative to be effective as of the Effective Date.

Dated:    12/9/98

LANDLORD:                               TENANT:
OPUS EAST. L.L.C., a Delaware limited   SM&A CORPORATION,
liability company                       a California Corporation

By: /s/ Joseph J. Rauenhorst            By: Steven R. Mast
   --------------------------------        ------------------------------
Name: Joseph J. Rauenhorst              Name: Steven R. Mast
Title: President                        Title: Sr. V.P. & CFO

                                   EXHIBIT "A"
                                   -----------
                                   DEFINITIONS
                                   -----------

     "ADDITIONAL ALLOWANCE" means as defined in Section 17.4.

     "ADDITIONAL RENT" means any charge, fee or expense (other than Basic Rent. T/I Rent and Parking Rent) payable by Tenant under this Lease, however denoted.

     "AFFILIATE" means any person or corporation that, directly or indirectly, controls, is controlled by or is under common control with Tenant and any entity into which or with which Tenant is merged or consolidated or which is merged or consolidated into or with Tenant provided that the entity resulting from such merger or consolidation has a net worth determined in accordance with generally accepted accounting principles consistently applied (exclusive of goodwill) equal to or greater than such net worth of the Tenant immediately prior to such merger or consolidation or, if the resultant entity does not meet such net worth test, the resultant entity causes another entity meeting such net worth test that has received valuable consideration as a result of such merger or consolidation to guaranty for the benefit of Landlord, in form and substance reasonably acceptable to Landlord, the obligations of Tenant under the Lease. For purposes of this definition, "control" means possessing the power to direct or cause the direction of the management and policies of the entity by the ownership of a majority of the voting securities of the entity. Landlord acknowledges that Space Applications Corporation and Decision-Science Applications, Inc. are Affiliates.

     "ALTERATION" means any change, alteration, addition or improvement to the Premises or Property.

     "ANTENNAE" means as defined in Section 6.2.8.

     "ARBITRATOR" shall mean a licensed real estate broker in the Commonwealth of Virginia with not less than ten (10) years of experience in the brokerage of improved commercial office building real estate in the Washington, D.C. metropolitan area who devotes substantially all of his or her time to professional brokerage work for commercial office buildings at the time of appointment and who is in all respects impartial and disinterested.

     "BANKRUPTCY CODE" means the United States Bankruptcy Code as the same now exists and as the same may be amended, including any and all rules and regulations issued pursuant to or in connection with the United States Bankruptcy Code now in force or in effect after the Effective Date.

     "BASIC RENT" means the basic rent amounts specified in the Basic Terms and in Section 2.1.

     "BASIC TERMS" means the terms of this Lease identified as the "Basic Terms" before Article 1 of the Lease.

     "BOMA STANDARDS" means the "Standard Method for Measuring Floor Area in Office Buildings" approved June 7, 1996 by the American National Standards Institute. Inc. and the Building Owners and Managers Association International (ANSI/BOMA Z65.l-1996).

     "BUILDING" means that certain office building now existing on the Land containing 232,718 RSF, as may be adjusted pursuant to Section 1.1.3.

     "BUILDING RULES" means those certain rules attached to this Lease as EXHIBIT "E," as Landlord may amend the same from time to time in accordance with the Lease.

     "BUILDING SIGNAGE" means as defined in Section 4.6.

     "BUSINESS DAYS" means any day other than Saturday, Sunday or a Holiday.

     "BUSINESS HOURS" means Monday through Friday from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m., excluding Holidays.

     "CHANGE ORDER" means as defined in Section 17.2.7.

     "CITY" means Merrifield, Virginia.

     "CLAIMS" means all claims, actions, demands, liabilities, damages, costs, penalties. forfeitures, losses or expenses, including, without limitation, reasonable attorneys' fees and the costs and expenses of enforcing any indemnification, defense or hold harmless obligation under this Lease.

     "COMMENCEMENT DATE" means, as applicable, the Initial Commencement Date, First Expansion Commencement Date, Second Expansion Commencement Date or the subject First Notice Space Commencement Date.

     "COMMENCEMENT DATE MEMORANDUM" means the form of memorandum attached to this Lease as EXHIBIT "D."

     "COMMON AREA" means the parking area, driveways, lobby areas, and other areas of the Property Landlord may designate from time to time as common area available to all tenants. including, but not limited to the Exercise Facility.

     "COMPARABLE BUILDINGS" shall mean those buildings and complexes of reasonably comparable size and quality to the Building which are located in the Merrifield and Tysons Corner. Virginia marketplace.

     "CONDEMNING AUTHORITY" means any person or entity with a statutory or other power of eminent domain.

     "CONSTRUCTION ALLOWANCE" means as defined in Section 17.2.3.

     "CONSTRUCTION COSTS" means as defined in Section 17.2.4.

     "COUNTY" means Fairfax County, Virginia.

     "DELIVERYDATE" means the target date, subject to Force Majeure. Tenant Delays and Change Orders, for Landlord's delivery of the entire Initial Premises to Tenant, which initially is the delivery date specified in the Basic Terms.

     "DIRECTORY LISTINGS" means as defined in Section 4.6.1.

     "EFFECTIVE DATE" means the date Landlord executes this Lease.

     "ENTRY SIGNAGE" means as defined in Section 4.6.1.

     "EVENT OF DEFAULT" means the occurrence of any of the events specified in
Section 14.1 of the Lease.

     "EXCESS EXPENSES" means the total amount of (i) Property Taxes in excess of One and 75/100 Dollars ($1.75) per RSF of the Building (inclusive of retail space therein), and (ii) Operating Expenses for each Lease Year of the Term (exclusive of the first Lease Year) that are due and payable in such Lease Year that are in excess of Operating Expenses for the first Lease Year, provided such excess Operating Expenses are not more than one hundred eight percent (108%) of the preceding Lease Year's Operating Expenses.

     "EXERCISE FACILITY" means that portion of the Building located in the basement of the Building in which the Landlord, as part of the Operating Expenses, maintains those exercise machines and equipment and the access thereto set both on Exhibit "K" attached hereto which are available twenty-four hours a day during each day within the Term (subject to routine maintenance and replacement requirements), all at no additional charge for the use by all tenants and their employees at the Building.

     "EXPANSION IMPROVEMENTS" means as defined in Section 17.4.

     "EXPANSION PLANS" means as defined in Section 17.4.

     "EXPANSION PREMISES" means, depending on the context, either the First Expansion Space. Second Expansion Space or both.

     "EXPANSION COMMENCEMENT DATE" means, as applicable, the First Expansion Commencement Date or the Second Expansion Commencement Date.

     "FIRST EXPANSION COMMENCEMENT DATE" means the earlier of (a) the date of Substantial Completion of the Tenant's Improvements for the First Expansion Space, or (b) the date the Tenant's Improvements for the First Expansion Space would have been substantially completed in accordance with the definition of Substantial Completion but for Tenant Delays.

     "FIRST EXPANSION NOTICE" means that written Notice from Tenant to Landlord concerning the First Expansion Space as provided in Section 1.2.5.

     "FIRST EXPANSION SPACE" means that portion of the Building elected by Tenant to be added to the Premises pursuant to the provisions of Section 1.2.5.

     "FIRST NOTICE ELECTION" means as defined in Section 1.2.7.

     "FIRST NOTICE SPACE" means as defined in Section 1.2.7.

     "FIRST NOTICE SPACE COMMENCEMENT DATE" means, (a) if Landlord constructs the First Notice Space Improvements, the date that is the earlier of (x) the date of Substantial Completion of the First Notice Space Improvements, or (y) the date the subject First Notice Space Improvements would have been Substantially Completed, but for Tenant Delays, or (b) if Tenant causes the First Notice Space Improvements to be constructed as provided in Section 17.4, the date that is the earlier of (x) the date Tenant commences to conduct its business in the subject First Notice Space, or (y) subject to Force Majeure, the date that is sixty (60) days subsequent to the date Landlord approves the plans and specifications for the subject First Notice Space Improvements.

     "FIRST NOTICE SPACE IMPROVEMENTS" means as defined in Section 17.4.

     "FIRST RENEWAL TERM" means as defined in Section 1.2.1.2.

     "FIT-UP WORK" means that work that Tenant may undertake to complete in the applicable portion of the Premises prior to the applicable Commencement Date as provided in Section 1.2.4.

     "FLOOR PLAN" means the floor plan attached to the Lease as EXHIBIT "C."

     "FORCE MAJEURE" means (i) acts of God; (ii) strikes; (iii) lockouts; (iv) labor troubles: (v) inability to procure materials; (vi) material adverse changes governmental laws or regulations; (vii) orders or directives of any legislative, administrative, or judicial body or any governmental department other than those which enforce then existing Laws; (viii) inability, within sixty (60) days of application therefor, despite due diligence in pursuit thereof, to obtain any governmental licenses, permissions or authorities necessary for the construction Improvements despite commercially reasonable pursuit of such licenses, permissions or authorities, unless such inability is occasioned by a Tenant Delay; and (ix) other similar or dissimilar causes beyond Landlord's reasonable control.

     "HAZARDOUS MATERIALS" means any of the following, in any amount: (a) any petroleum or petroleum product, asbestos in any form, urea formaldehyde and polychlorinated biphenyls: (b) any radioactive substance: (c) any toxic, infectious, reactive, corrosive, ignitable or flammable chemical or chemical compound; and (d) any chemicals, materials or substances, whether solid, liquid or gas. defined as or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "solid waste," or words of similar import in any federal, state or local statute, law, ordinance or regulation now existing or existing on or after the Effective Date as the same may be interpreted by government offices and agencies.

     "HAZARDOUS MATERIALS LAWS" means any federal, state or local statutes, laws, ordinances or regulations now existing or existing after the Effective Date that control, classify. regulate. list or define Hazardous Materials.

     "HOLDOVER EXPENSES" means as defined in Section 17.3.

     "HOLIDAY" means New Year's Day, President's Day, Memorial Day, Martin Luther King, Jr.'s Birthday, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

     "IMPROVEMENTS" means, collectively, the Landlord's Improvements and the Tenant's Improvements.

     "INITIAL ALLOWANCE" means as defined in Section 17.2.3.

     "INITIAL COMMENCEMENT DATE" means the earlier of (a) the date of Substantial Completion of all of the Initial Improvements for the Initial Premises or (b) the date all of the Initial Improvements for the Initial Premises would have been substantially completed in accordance with the definition of Substantial Completion, but for Tenant Delays.

     "INITIAL IMPROVEMENT PLANS" means as defined in Section 17.2.1.

     "INITIAL IMPROVEMENTS" means as defined in Section 17.2.1.

     "INITIAL LEASE UP" means as defined in Section 1.2.7.

     "INITIAL PREMISES" means that certain space situated in the Building show and designated on the Floor Plans and described in the Basic Terms.

     "LAND" means that certain parcel of Land legally described on the attached EXHIBIT

     "LANDLORD" means only the owner or owners of the Property at the time in question.

     "LANDLORD PARTIES" means Landlord and Landlord's officers, directors, partners. shareholders, members, employees and Property Manager.

     "LANDLORD'S HOLDOVER OBLIGATION" means as defined in Section 17.3.

     "LANDLORD'S IMPROVEMENTS" means the base building improvements to the Premises described on the attached EXHIBIT "F."

     "LANDLORD'S PROPOSAL" means as defined in Section 2.1.3.1.

     "LAWS" means any law. regulation. rule. order, statute or ordinance of any governmental or private entity in effect on or after the Effective Date and applicable to the Property or the use or occupancy of the Property, including, without limitation, Hazardous Materials Laws. Building Rules and Permitted Encumbrances.

     "LEASE" means this Office Deed of Lease Agreement. as the same may be amended or modified after the Effective Date.

     "LEASE YEAR" means each consecutive 12 month period during the Term. commencing on the Initial Commencement Date, except that if the Initial Commencement Date is not the first day of a calendar month, then the first Lease Year is a period beginning on the Initial Commencement Date and ending on the last day of the calendar month in which the Initial Commencement Date occurs plus the following 12 consecutive calendar months.

     "MARKET RATE" shall mean the Basic Rent for which the Premises would be expected to be leased for a five (5) year term commencing on the first day of the applicable Renewal Term. in its then existing condition, in an arms-length transaction between a willing landlord and tenant in the office space market (taking into account the Building and Comparable Buildings only) at the time such Market Rate is established, and considering (i) the size, location, area and view of the Premises, (ii) the credit worthiness of Tenant, (iii) the five
(5) year nature of the Renewal Term. (iv) the Additional Rent and other provisions of this Lease, other than Basic Rent, (v) the absence of tenant improvement allowances, brokerage fees, moving costs or expenses. free rent or any other tenant concessions which might otherwise be afforded by landlords to tenants in connection with new leases or renewals in the market, the absence of the benefits of which market tenant concessions shall instead be factored directly into the determination of Market Rate, and (vi) the location and quality of the Building.

     "MAXIMUM RATE" means interest at a rate equal to the lesser of 18% per annum and the maximum interest rate permitted by law.

     "MORTGAGE" means any mortgage, deed of trust, security interest or other security document of like nature made by Landlord that at any time may encumber all or any part of the Property and any replacements, renewals. amendments. modifications, extensions or refinancings thereof, and each advance (including future advances) made under any such instrument.

     "MOVING/FF&E ALLOWANCE" means as defined in Section 17.2.3.

     "NET RENT" means all rental Landlord actually receives from any reletting of all or any part of the Premises, less any indebtedness from Tenant to Landlord other than Rent (which indebtedness is paid first to Landlord) and less the Re-entry Costs (which costs are paid second to Landlord).

     "NOTICE PERIOD" means as defined in Section 1.2.7.

     "NOTICES" means all notices, demands or requests that may be or are required to be given. demanded or requested by either party to the other as provided in the Lease.

     "OPERATING EXPENSES" means, except as hereafter provided, all expenses Landlord incurs in connection with maintaining, repairing and operating the Property, as determined by Landlord's accountant in accordance with generally accepted accounting principles consistently followed, including, but not limited to, the following: insurance premiums and deductible amounts under any insurance policy; maintenance and repair costs; steam, electricity, water, sewer, gas and other utility charges; fuel; lighting; window washing; janitorial services; trash and rubbish removal; property association fees and dues and all payments under any Permitted Encumbrance (except Mortgages and payments other than those for the sharing of maintenance and repair costs) affecting the Property; wages payable to persons at the level of manager and below whose duties are connected with maintaining and operating the Property (but only for the portion of such persons' time allocable to the Property), together with all payroll taxes, unemployment insurance, vacation allowances and disability, pension, profit sharing, hospitalization, retirement and other so-called "fringe benefits" paid in connection with such persons (allocated in a manner consistent with such persons' wages); amounts paid to contractors or subcontractors for work or services performed in connection with maintaining and operating the Property; all costs of uniforms, supplies and materials used in connection with maintaining, repairing and operating the Property; any expense imposed upon Landlord, its contractors or subcontractors pursuant to law or pursuant to any collective bargaining agreement covering such employees; all services, supplies, repairs, replacements or other expenses for maintaining and operating the Property; non-capital costs of complying with Laws; reasonable management fees not to exceed three percent (3%) of gross rents received during any Lease Year (provided such management fees shall not increase during the first two Lease Years); the costs of replacing light bulbs and tubes, ballasts and starters in tenant premises (including the Premises) of the Building; and the costs of maintaining a management office in the Building; and such other expenses as may ordinarily be incurred in connection with maintaining and operating an office complex similar to the Property. The term "Operating Expenses" also includes expenses Landlord incurs in connection with maintaining and operating the Exercise Facility and in connection with public sidewalks adjacent to the Property, any pedestrian walkway system (either above or below ground) and any other public facility to which Landlord or the Property is from time to time subject in connection with operating the Property. The term "Operating Expenses" does not include the cost of any capital improvement to the Property other than replacements required for normal maintenance and repair. except for the cost of replacing exercise equipment in the Exercise Facility; the cost of repairs, restoration or other work occasioned by fire, windstorm or other insured casualty other than the amount of any deductible under any insurance policy; expenses Landlord incurs in connection with leasing or procuring tenants or renovating space for new or existing tenants; legal expenses incident to Landlord's enforcement of any lease; interest or principal payments on any mortgage or other indebtedness of Landlord; allowance or expense for depreciation or amortization; or the maintenance of Common Areas to the extent such Common Areas are attributable to retail space operating in the Building; payments of principal. interest, or other finance charges made on any debt, or the amortization of funds borrowed by Landlord; ground rent or other rental payment made under any ground lease or underlying lease; costs of leasing commissions and legal. space planning, construction, and other expenses incurred in procuring tenants for the Building or in connection with the renewal or expansion of any existing tenancies; costs of painting, redecorating, or other services or work performed for the benefit of another tenant, prospective tenant or occupant (other than for any Common Area); salaries,wages. or other compensation paid to officers or executives of Landlord: salaries. wages, or other compensation or benefits paid to off-site employees or other employees of Landlord who are not assigned full-time to the operation, management, maintenance, or repair of the Building or Property; provided, however, that Operating Expenses shall include Landlord's reasonable allocation of compensation paid for the wages, salary, or other compensation or benefits paid to personnel, if off-site, who are assigned part-time to the operation, management, maintenance, or repair of the Building or Property; costs of advertising and public relations and promotional costs associated with the promotion or leasing of the Building and costs of signs in or on the Building identifying the owners of the Building or any tenant of the Building, except for Directory Signage and signage which identifies Landlord, its management agent or both, and a telephone number to call for Building Services, utilities and other similar expenses incurred solely by or on behalf of retail tenants in the Building; any fines or penalties incurred due to the violation by Landlord or any Laws, unless such violation has been cause by Tenant; any other expenses for which Landlord actually receives reimbursement from any source; costs of repairs, restoration, replacements or other work occasioned by the intentional misconduct of Landlord or any subsidiary or affiliate of Landlord, or any representative, employee or agent of same; costs incurred in connection with negotiations or disputes with tenants concerning nonpayment of rent, and costs and expenses incurred in connection with negotiations or disputes with management agents, leasing agents, purchasers or mortgagees of the Building; costs of repairing, replacing or otherwise correcting defects (including latent defects) in (but not the costs of ordinary and customary repair for normal wear and tear of) the initial design or construction of the Building or the initial design or construction of any tenant improvements; costs relating to another tenant's or occupant's space which (A) were incurred in rendering any service or benefit to such tenant that Landlord was not required, or were for a service in excess of the service that Landlord Was required, to provide to Tenant hereunder, or (B) were otherwise in excess of the Building standard services then being provided by Landlord to all tenants or other occupants in the Building, whether or not such other tenant or occupant is actually charged therefor by Landlord (including, but not limited to, HVAC services which are provided outside of the Business Hours); costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change or ownership of the Building; costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payment of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due; general overhead and general administrative expenses and accounting, record-keeping and clerical support of Landlord or management agent that are not directly attributable to the Building; all amounts which would otherwise be included in Operating Expenses which are paid to any affiliate or subsidiary of Landlord, or any representative, employees or agent of same, to the extent of the costs of such services which are in excess of arm's-length, competitive costs for similar services of comparable quality rendered by persons or entities of similar skill, competence and experience: increased insurance premiums caused by Landlord's or any other tenant's hazardous acts; costs incurred to correct violations by Landlord on the Initial Commencement Date; costs arising from the presence of Hazardous Materials in or about or below the Land or the Building, including. without limitation. Hazardous Materials in the groundwater or soil; non-cash items, such as deductions for depreciation and amortization of the Building and the Building equipment. interest on capital invested, bad debt losses, rent losses and reserves for such losses; and services provided and costs incurred in connection with the operation of retail or other ancillary operations owned, operated or subsidized by Landlord. Notwithstanding the foregoing, if Landlord installs equipment in, or makes improvements or alterations to, the Property to reduce energy, maintenance or other costs, or to comply with any Laws. Landlord may include in Operating Expenses reasonable charges for interest paid on the investment and reasonable charges for depreciation of the investment so as to amortize the investment over the reasonable life of the equipment, improvement or alteration on a straight line basis.

     "OTHER LEASES" means as defined in Section 17.3.

     "PARKING RENT" means as defined in Section 1.1.4.

     "PDC" means as defined in Section 4.1.

     "PERMITTED ENCUMBRANCES" means all Mortgages, liens, easements, declarations, encumbrances, covenants, conditions, reservations, restrictions and other matters now or after the Effective Date affecting title to the Property.

     "PREMISES" means the Initial Premises, and if applicable, the Expansion Premises, Building Signage and Antennae.

     "PROPERTY" means, collectively, the Land and all improvements on the Land.

     "PROPERTY MANAGER" means any agent Landlord appoints to manager the Property.

     "PROPERTY TAXES" means any general real property tax, improvement tax, assessment, special assessment, reassessment, commercial rental tax in lieu of real estate taxes, levy, charge, penalty or similar imposition imposed by any authority having the direct or indirect power to tax that are due and payable during any Lease Year, including but not limited to, (a) any city, county, state or federal entity. (b) any school, agricultural, lighting, drainage or other improvement or special assessment district, (c) any governmental agency, or (d) any private entity having the authority to assess the Property under any of the Permitted Encumbrances. The term "Property Taxes" includes all charges or burdens of every kind and nature Landlord incurs in connection with using, occupying, owning, operating, leasing or possessing the Property, without particularizing by any known name and whether any of the foregoing are general, special, ordinary, extraordinary, foreseen or unforeseen; any tax or charge for fire protection, street lighting, streets, sidewalks, road maintenance, refuse, sewer, water or other services provided to the Property. The term "Property Taxes" does not include Landlord's state or federal income, franchise, estate, inheritance, transfer. recordation or gross receipts taxes. If Landlord is entitled to pay, and elects to pay, any of the above listed assessments or charges in installments over a period of two or more calendar years. then only such installments of the assessments or charges (including interest thereon) as are actually paid in a calendar year will be included within the term "Property Taxes" for such calendar year.

     "PROPOSAL NOTICE" means as defined in Section 2.1.3.1.

     "PUNCH LIST" means a list of items not completed by Landlord in connection with Tenant's Improvements.

     "RE-ENTRYCOSTS" means (a) all costs and expenses Landlord incurs re-entering all or any part of the Premises, including, without limitation, all costs and expenses Landlord incurs (y) maintaining or preserving the Premises after an Event of Default, and (z) recovering possession of the Premises, removing persons and property from the Premises and storing such property (including court costs and reasonable attorneys' fees); and (b) the costs and expenses Landlord incurs in respect to the Premises for (w) reletting (including advertising), (x) renovating or altering for reletting, (y) paying real estate brokers' commissions for reletting, and (z) granting free or reduced rent and other tenant concessions (including tenant improvement allowances) that, in the instance of clauses (w) through (z), are amortized on a straight line basis over the remainder of the Term had the term not been terminated.

     "RENEWAL TERM(S)" means either the First Renewal Term, Second Renewal Term of both.

     "RENT" means, collectively, Basic Rent, T/I Rent, Parking Rent and Additional Rent.

     "RENT COMMENCEMENT DATE" means, as applicable, in respect to the Initial Premises, Expansion Premises or First Notice Space, the earlier of (a) the applicable Commencement Date or the date such Commencement Date would have occurred, but for Tenant Delays or Change Orders; or (b) the date Tenant commences business operations in the subject portion of the Premises.

     "RENEWAL NOTICE" means as defined in Section 1.2.1.3.

     "RESERVED PARKING" means as defined Section 1.1.4.

     "RSF" means the rentable square footage of the Building or the applicable portions thereof, exclusive of storage space, space therein dedicated to retail use and garage space, that is determined in accordance with BOMA Standards, with an add-on factor of

     "SCIFF SPACE" means as defined in section 9.1.

     "SECOND EXPANSION COMMENCEMENT DATE" means, (a) if Landlord constructs the Expansion Improvements for the Second Expansion Space, the date that is the earlier of (x) the date of Substantial Completion of the subject Expansion Improvements, or (y) the date the subject Expansion Improvements would have been Substantially Completed, but for Tenant Delays, or (b) if Tenant causes the Expansion Improvements for the Second Expansion Space to be constructed as provided in Section 17.4, the date that is the earlier of (x) the date Tenant commences to conduct its business in the Second Expansion Space, or (y) subject to Force Majeure, the date that is sixty (60) days subsequent to the date Landlord approves the Expansion Plans for the subject Expansion Improvements.

     "SECOND EXPANSION NOTICE" means that written Notice from Tenant to Landlord concerning the Second Expansion Space as provided in Section 1.2.6.

     "SECOND EXPANSION SPACE" means that portion of the Building elected by Tenant to be added to the Premises pursuant to the provisions of Section 1.2.6.

     "SECOND RENEWAL TERM" means as defined in Section 1.2.1.2.

     "SECURITY DEPOSIT" means as defined in Section 1.4.

     "SERVICE DELAY(S)" means the failure to furnish or a delay or diminution in furnishing the services required of Landlord to be provided pursuant to Section
6.1 that are the result of causes occurring on the Property, other than any strike, lock-out or other labor dispute, the inability to secure fuel or supplies for the Building (after reasonable effort to do so), any accident or casualty whatsoever, or mandatory governmental rules, regulations or guidelines.

     "STATE" means the Commonwealth of Virginia.

     "STRUCTURAL ALTERATIONS" means any Alterations involving the structural, mechanical, electrical, fire/life safety or heating, ventilating and air conditioning systems of the Building.

     "SUBSTANTIAL COMPLETION" means the date that is the last to occur of (i) when the only work remaining to be completed in connection with Landlord's and Tenant's Improvements is such minor details of construction which work that Landlord can complete without materially interfering with Tenant's business within thirty (30) days, subject to the provisions of Section 17.2.8, and (ii) the issuance of a certificate of occupancy from the County for the applicable portion of the Premises. "Substantial Completion" shall also mean "Substantially Complete" or "Substantially Completed."

     "TAKING" means the exercise by a Condemning Authority of its power of eminent domain on all or any part of the Property, either by accepting a deed in lieu of condemnation or by any other manner.

     "TENANT" means the tenant identified in the Lease and such tenant's permitted successors and assigns. In any provision relating to the conduct, acts or omissions of "Tenant," the term "Tenant" includes the tenant identified in the Lease and such tenant's agents, employees, contractors, successors, assigns and others using the Premises or on the Property with Tenant's expressed or implied permission.

     "TENANT'SARCHITECT" means Gensler & Associates or such other professional architect designated by Tenant, in writing, to Landlord that is licensed in the State of Virginia and that is reasonably acceptable to Landlord.

     "TENANT'S CONTEST COSTS" means as defined in Section 3.9.

     "TENANT DELAYS" means any delays caused or contributed to or by Tenant, including, without limitation, with respect to Tenant's Improvements, Tenant's failure to submit or resubmit, when required. the Initial Improvement Plans or Expansion Plans: and any delays caused by any revisions Tenant proposes to the Initial Improvement Plans or Expansion Plans.

     "TENANT'SIMPROVEMENTS" means, other than Landlord's Improvements, all Initial Improvements, Expansion Improvements and First Notice Space Improvements to the Premises to be designed by tenant and installed by Landlord, in the instance of the Initial Improvements and First Expansion Space Expansion Improvements, and installed by Tenant or Landlord, as applicable, in the instance of the Second Expansion Space Expansion Improvements and First Notice Space and paid for, in either instance, by Tenant.

     "TENANT'SSHARE OF EXCESS EXPENSES" means. (i) in respect to Operating Expenses. the product obtained by multiplying the amount of Excess Expenses for Operating Expenses for the period in question by the Tenant's Share of Excess Expenses Percentage applicable to Operating Expenses, except that Tenant's Share of Excess Expenses in respect to Operating Expenses shall not increase in the second and subsequent Lease Years by more than one hundred eight percent (108%) of the preceding Lease Year's Tenant's Share of Excess Expenses in respect to Operating Expenses, except in the instance of Operating Expenses for utilities and insurance costs, and (ii) in respect to Property Taxes, the product obtained by multiplying the amount of Excess Expenses for Property Taxes for the period in question by the Tenant's Share of Excess Expenses Percentage applicable to Property Taxes.

     "TENANT'S SHARE OF EXCESS EXPENSES PERCENTAGE" means the percentage specified in the Basic Terms, as such percentage may be adjusted as provided in
Section 1.1.3.

     "TERM" means the Initial Term of this Lease specified in the Basic Terms and, if applicable, any Renewal Term then in effect.

     "TEST FIT ALLOWANCE" means as defined in Section 17.2.3.

     "T/I RENT" means as defined in Section 17.2.3.

     "TRANSFER" means Tenant's assignment, mortgage, pledge, transfer, sublease or other encumbering or disposal (voluntarily, by operation of law or otherwise) of this Lease or the Premises or any interest in this Lease or the Premises. The term "Transfer" also includes any assignment, mortgage, pledge, transfer or other encumbering or disposal (voluntarily, by operation of law or otherwise) of any ownership interest in Tenant that results or could result in a change of control of Tenant.

     "WARRANT TERMS" means, collectively, the Punch List and construction warranty provisions of Section 17.5 of the Lease.

                                   EXHIBIT "B"
                                   -----------
                          LEGAL DESCRIPTION OF THE LAND
                          -----------------------------

All of that certain lot or parcel of land situated, lying and being in Fairfax County. Virginia. and being more particularly described as follows:

Parcel B, containing 2.91031 acres, being a resubdivision of MetroPlace at Dunn Loring, as shown on a plat attached to Deed of Resubdivision and Dedication recorded in Deed Book 7279 at page 1398, among the land records of Fairfax County, Virginia.

                                   EXHIBIT "C"
                                   -----------
                                   FLOOR PLAN
                                   ----------


                                [TO BE ATTACHED]

                                  Exhibit "C"

                         [picture of Level Seven here]

                                  Exhibit "C"

                         [picture of Level Eight here]

                                  Exhibit "C"

                          [picture of Level Nine here]

                                  Exhibit "C"

                          [picture of Level Ten here]

                                   EXHIBIT "D"
                                   -----------
                          COMMENCEMENT DATE MEMORANDUM
                          ----------------------------

     THIS MEMORANDUM is made and entered into as of [__________,_____] by and between [________________] ("Landlord") and [__________________] "Tenant").

                                    RECITALS:

     1. Landlord and Tenant are party to a certain Office Deed of Lease Agreement dated as of [________], 1998 ("Lease"), relating to certain premises ("Premises") located in the building commonly known as "Metro Place II,"] located in Merrifield, Virginia ("Building").


     2. Landlord and Tenant desire to confirm the Commencement Date and Rent Commencement Date (as such terms are defined in the Lease) and the date the [Initial] Term of the Lease expires [and the Notice date(s) and expiration date(s) of any renewal Term(s) provided to Tenant under the Lease].

                                ACKNOWLEDGMENTS:

     Pursuant to Section 1.2.3 of the Lease and in consideration of the facts set forth in the Recitals, Landlord and Tenant acknowledge and agree as follows:

     1. All capitalized terms not otherwise defined in this Memorandum have the meanings ascribed to them in the Lease.

     2. The Commencement Date under the Lease is [______________].

     3. The Rent Commencement Date under the Lease is [______________].

     4. The [Initial] Term of the Lease expires on [__________], unless the Lease is sooner terminated in accordance with the terms and conditions of the Lease.

     [5. Tenant must exercise its right to the [________________] Renewal Term, if at all, by notifying Landlord no later than [_____________], subject to the conditions and limitations set forth in the Lease.]

     [6.The ________ Renewal Term expires on [_______________].

Landlord and Tenant caused this Memorandum to be executed by their duly authorized representative as of the day and date written above. This Memorandum may be executed in counterparts. each of which is an original and all of which constitute one instrument.

                                        LANDLORD:

                                        [________________________________]

                                        By:_______________________________
                                        Name:_____________________________
                                        Its:______________________________


                                        TENANT:

                                        SM&A Corporation.
                                        a California corporation

                                        By:_______________________________
                                        Name:_____________________________
                                        Its:______________________________

                                   EXHIBIT "E"
                                   -----------
                                 BUILDING RULES
                                 --------------

     In the event of any conflict between the Building Rules and the terms of the Lease, the Lease shall control. The following are the Building Rules:

     1. Except as specifically provided otherwise in the Lease, any sign, lettering, picture. notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Premises, shall be installed at Tenant's sole cost and expense, and in such manner, character and style as Landlord may approve in writing. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

     2. No awning or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens visible from the exterior of the Building or visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Landlord. Such curtains, blinds, shades. screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

     3. Tenant, its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, elevators, or stairways in and about the Building which are used in common with other tenants and their servants, employees, customers. guests and invitees, and which are not a part of the Premises of Tenant. Tenant shall not place objects against glass partitions or doors or windows which would be unsightly from the Building corridors or from the exterior of the Building, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Building or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Building, except as specifically provided in the Lease.

     4. Provided the following does not diminish the obligations of Landlord set forth in Section 6.1 of the Lease, Tenant shall not waste electricity, water or air conditioning and shall cooperate fully with Landlord to insure the most effective operation of the Building's heating and air conditioning systems and shall refrain from attempting to adjust any controls other than unlocked room thermostats, if any, installed for Tenant's use. Tenant shall keep corridor doors closed.

     5. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

     6. Except as specifically provided in the Lease, no person or contractor not employed by Landlord shall be used to perform janitorial work, window washing cleaning, maintenance. repair or similar work in the Premises without the written consent of Landlord.

     7. In no event shall Tenant bring into the Building inflammables. such as gasoline. kerosene. naphtha and benzine. or explosives or any other article of intrinsically dangerous nature. If. by reason of the failure of Tenant to comply with the provisions of this paragraph. any insurance premium for all or any part of the Building shall at any time be increased. Tenant shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Landlord's other rights at law or in equity for Tenant's breach of this Lease.

     8. Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and Building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

     9. Landlord shall have the right to prohibit any advertising by Tenant in Tenant's use of the name or address of the Building which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as an office complex for office use, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     10. The Premises shall not be used for cooking (except for limited microwave food preparation that does not cause the emission of unreasonable odors), lodging, sleeping or for any immoral or illegal purpose.

     11. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Landlord or Landlord's agent may from time to time adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Landlord may reasonably elect.

     12. Unless expressly permitted by Landlord, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by Landlord shall be made for any door. If more than two keys for one lock are desired by Tenant, Landlord shall provide the same upon payment by Tenant. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of the Premises and shall explain to Landlord all combination locks on safes, cabinets and vaults.

     13. Any carpeting cemented down by Tenant shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Tenant. Landlord may charge the expense incurred by such removal to Tenant.

     14. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings. rubbish, rags. coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or those servants. employees. agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

     15. No electrical circuits for any purpose shall be brought into the Premises without Landlord's written permission specifying the manner in which same may be done.

     16. No bicycle or other vehicle, and no dog or other animal shall be allowed in offices. halls, corridors, or elsewhere in the Building.

     17. Tenant shall not throw anything out of the door or windows, or down any passageways or elevator shafts.

     18. All loading, unloading, receiving or delivery of goods. supplies or disposal of garbage or refuse shall be made only through entryways and freight elevators provided for such purposes and indicated by Landlord. Tenant shall be responsible for any damage to the Building or property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

     19. All safes, equipment or other heavy articles shall be carried in or out of the Premises only at such time and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Premises or the Building in which they are located, or to the other tenants or occupants of the Building. Tenant shall be responsible for any damage to the Building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

     20. Canvassing, soliciting, and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

     21. Vending machines shall not be installed without permission of Landlord, except for vending machines in the Premises for the exclusive use of Tenant's employees and guests.

     22. Wherever in these Building Rules and Regulations the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates. agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, servants and visitors.

     23. Except as specifically provided in the Lease, Landlord shall have the right to enter upon the Premises at all reasonable hours for the purpose of inspecting the same.

     24. Tenants, its servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any. in and around the Building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner. and Landlord assumes no responsibility for any damage to or loss of vehicles.

     25. At all times, the Building shall be in controlled by Landlord's or the Building manager's employee in charge and (a) persons may enter the Building only in accordance with Landlord's regulations, (b) persons entering or departing from the Building may be questioned as to their business in the Building, and the right is reserved to require the use of an identification card or other access device and the registering of such persons as to the hour of entry and departure. nature of visit, and other information deemed necessary for the protection of the Building. and (c) all entries into and departures from the Building will take place through such one or more entrances as Landlord shall from time to time designate; provided, however, anything herein to the contrary notwithstanding, Landlord shall not be liable for any lack of security in respect to the Building whatsoever. Landlord will normally not enforce clauses
(a), (b) and (c) above from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturdays. but it reserves the right to do so or not to do so at any time at its sole discretion. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Building and the property therein. Landlord shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Building of any person.

     26. All entrance doors to the Premises shall be locked when the Premises are not in use. All corridor doors shall also be closed during times when the air conditioning equipment in the Building is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

     27. Landlord reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's judgment, for its best interest or for the best interest of the tenants of the Building.

                                   EXHIBIT "F"
                                   -----------
                             LANDLORD'S IMPROVEMENTS
                             -----------------------

                                   Exhibit "F"

                METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998

1.0 - GENERAL REQUIREMENTS         SCOPE
                                   -----
                                   This outline specification prepared by Opus
                                   East L.L.C. (Contractor), defines the scope of work for the design and construction of a speculative shell office building
                                   (approximately 240.000) gross square feet on a site referred to as 2600 Park Tower Drive located in Merrifield. Virginia.

                                   GUARANTEES
                                   ----------
                                   All materials and equipment incorporated into this project shall be new. The contractor shall guarantee all work to be free from defects of workmanship and material for one
                                   (1) year after completion of the base
                                   building. The Contractor shall obtain a ten
                                   (10) year manufacturer's standard roofing system warranty for the building.

                                   PERMITS, LICENSING FEES
                                   -----------------------
                                   Contractor shall give to the proper
                                   authorities all notices required by law
                                   relative to the work of the project, obtain and pay for all building permits and licenses as are required for construction. Permits required in conjunction with the Tenant's professional activities would be the responsibility of the Tenant.

                                   CODES
                                   -----
                                   Contractor will be responsible for complying with local building codes and zoning ordinances which apply to the project including the Americans With Disabilities Act and the Occupational Safety and Health Act provisions applicable to construction sites. The building will be designed per BOCA 1996 standards.

                                   WORKMANSHIP
                                   -----------
                                   The design and construction of this facility will be in accordance with the standard practices of the construction industry and will be performed in a first class, "workman-like" manner.

                                   INSURANCE
                                   ---------
                                   Contractor will maintain the following
                                   insurance coverage for the project with
                                   limits required by law or up to S2,000,000 when discretionary:

                                   A.  Workman's Compensation Insurance.
                                   B.  Comprehensive Public Liability Insurance
                                       - including Auto liability, Complete
                                       operations, Contingent liability,
                                       Contractor's operations, Broad Form
                                       Contractual Liability and blanket XCU, if applicable.
                                   C.  Builder's Risk Insurance "All Risk" form.



                                   TESTING
                                   -------
                                   The Contractor shall develop and employ a field testing program for quality control during the course of the project. A testing program including, but not necessarily limited to, soils, cast-in-place concrete. bituminous pavements, structural steel, and other materials will be developed and employed by the Contractor during the course of the project.

                                   PROJECT MANAGEMENT
                                   ------------------
                                   Contractor will designate a full time staff member who will be responsible for the base building design and construction of the project. The project manager will have full authority to make decisions for and represent

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   March 1998

                                   Contractor's interests in matters related to schedule, cost, and execution of work. The project manager shall be responsible for issuing all notices and communication affecting the project on a timely basis, interfacing with the local and state regulatory authorities, managing the work of the Contractor's and selected subcontractors forces and coordinating and implementing any changes in the work into the design and construction of the project.

                                   FIELD SUPERVISION
                                   -----------------
                                   The Contractor shall furnish an employee who shall act as the field superintendent until substantial completion of the project. The superintendent shall be responsible for planning and executing die base building field work including scheduling and directing subcontractors. maintaining on-site records, monitoring the completed work for compliance with the contract drawings and specifications and over-seeing layout and dimensional control.

                                   TEMPORARY CONSTRUCTION
                                   ----------------------
                                   The Contractor shall furnish all temporary construction as needed by the Contractor for this project. Temporary construction shall include weather-tight enclosures, temporary roadways and parking areas, erosion control structures, material staging and lay down areas, material storage structures and enclosures, enclosures for tools and other equipment, and a field office with appropriate facilities for storing plans, records, and other supplies necessary to the field management for the project base building construction.

                                   TEMPORARY UTILITIES
                                   -------------------
                                   The Contractor shall furnish temporary water, electricity, telephone service, temporary toilets and other supplies necessary to the field management for the project base building construction.

                                   PROTECTION
                                   ----------
                                   The Contractor shall provide protection as needed by the Contractor for the base building materials and work in place or stored at the job site, whether from dampness or cold, vandalism, theft, collapse or abuse.

                                   CLEAN-UP
                                   --------
                                   The Contractor shall be responsible at all times to keep the premises free from excessive accumulations of waste materials and/or rubbish. Periodically, the Contractor shall remove all rubbish and waste materials from the building and the construction site, and at the completion of the project, all debris, tools, scaffolding and surplus materials shall be removed and the project shall be left in a "broom clean" condition.



2.0 - SITEWORK                     GRADING AND EARTH WORK
                                   ----------------------
                                   Contractor will clear, strip, excavate, and rough and fine grade the site based on the findings of a qualified Geotechnical
                                   Engineer. Adequate grades will be established for drainage which will be handled by means of catch basins, storm sewers, and surface run off as appropriate. The scope of the earth work and the foundation system design will be in accordance with soil borings prepared by an independent soils engineer.

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   March 1998

                                   Top soil stripped from the building and paved areas will be re-spread in lawn areas or landscape berms.

                                   All Earth work will be observed, tested, and approved by an independent soils engineer. Fill areas will be compacted in accordance with his recommendations in both the building and parking areas. Areas to receive bituminous paving outside the building structure area will be graded for proper drainage.

                                   UTILITIES
                                   ---------
                                   Contractor will make all necessary
                                   connections to the municipal utilities and flush and test all piping systems including water storm and sanitary from supply lines currently existing.

                                   PAVING AND STRIPING
                                   -------------------
                                   The Contractor shall furnish and install all bituminous paved parking lots. Striping using standard markings is included. Handicapped parking per ADA guidelines.

                                   EXTERIOR CONCRETE
                                   -----------------
                                   The project includes curb and gutter for the parking areas in accordance with State of Virginia standards. Broom finished concrete sidewalks for pedestrian access from parking areas and around site shall be provided in accordance with State of Virginia standards.

                                   SITE ELECTRIC
                                   -------------
                                   Illumination of the parking areas shall be a minimum average of 5 fc. The aforementioned will be in accordance with local code guidelines. Empty conduits only will be provided for telephone and/or fiber optic.

                                   LANDSCAPING AND IRRIGATION
                                   --------------------------
                                   Landscaping and irrigation shall be in
                                   accordance with local code guidelines and match the quality of surrounding development.

3.0 - CONCRETE                     The concrete parking structure will conform
                                   to the standards of ACI, ASTM and applicable building regulations and code. The general construction of garage and stairs will be precast columns, spandrel beams and double tees on spread concrete footings and concrete foundations/retaining walls.

                                   The foundations will conform to the standards of Ad. ASTM and applicable building regulations and codes. Soil bearing pressure is assumed to be a minimum of 3000 psf.

4.0 - MASONRY                      The building exterior wall system will
                                   consist of precast panels and cast stone accents applied to an engineered structural stud and sheathing system. The building exterior wall systems will be constructed to compliment aluminum windows and the storefront system.

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   March 1998

5.0 - METALS  STRUCTURAL STEEL
              ----------------     The structural system will conform to he
                                   standards of ACI, .ASTM, SJI and applicable building regulations and code. The general construction will be structural steel columns and beams on spread concrete footings with concrete floor decking. The first floor shall be slab on grade. The roof shall be metal deck supported by beams or bar joists with single ply membrane roofing and insulation.

                                   The live load design criteria will be in accordance with all applicable codes of the jurisdiction.

                                   MISCELLANEOUS METALS
                                   --------------------
                                   Access ladder at elevator pits shall be
                                   provided. Rails for interior stairwells will be furnished.

                                   Interior building stairs will be constructed of steel stringers and concrete filled metal pan treads with metal risers.

7.0 - THERMAL & MOISTURE PROTECTION
                                   INSULATION
                                   ----------
                                   Insulation for exterior walls will be
                                   fiberglass batts with vapor barrier applied between the structural steel studs supporting the veneer and window system. All exterior soffits and window overhangs will be insulated. Rigid perimeter insulation will be provided to a depth of 2' below finished grade at all exterior walls.

                                   ROOFING
                                   -------
                                   The roof over the entire facility will be of single ply membrane, insulated with an R19 rating and ballasted.

                                   Roofing and flashing will be guaranteed by the roofing subcontractor for one year. The single-ply membrane system, excluding insulation and metal coping, will be guaranteed by the membrane manufacturer for ten (10) years.

8.0 - DOORS AND WINDOWS            WINDOWS & STOREFRONT
                                   --------------------
                                   All exterior main entrance doors and frames will be prefinished aluminum framing members matching the windows and curtain wall. All main exterior doors will have aluminum thresholds. Service entrance doors shall be galvanized, painted, hollow metal.

                                   Windows will be manufacturer's standard
                                   color, lightly reflective, insulated glass set in prefinished aluminum frames with a thermal break design.

                                   Window units will be fixed, with no operating sash.

                                   The lobby curtain/storefront system will be manufacturers standard color lightly reflective or clear glass set in prefinished aluminum frames with a thermal break design.



                                   WOOD DOORS
                                   ----------
                                   Interior doors will be 3'x 7' solid core, plain sliced, red oak veneer or equal. with manufacturer's standard finish. Wood doors will be provided

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   March 1998

                                   with standard profile. 2 wide, hollow metal frame. Base building doors will be provided as shown on the plans. Suite entry doors and tenant area interior partition doors will be installed as part of the tenant improvement allowance.

                                   HOLLOW METAL DOORS AND FRAMES
                                   -----------------------------
                                   Exterior and interior hollow metal doors in service areas will be 3'x 7' flush face, panel design. All interior frames will be standard profile. 2' wide, hollow metal frame. All hollow metal doors and frames will be painted.

                                   FINISH HARDWARE
                                   ----------------
                                   All door hardware will be as manufactured by Schlage. Russwin, Corbin or equal to meet ADA requirements with functions appropriate for intended use. Base building and tenant locksets will be lever style hardware with US 26D satin chrome or polished chrome finish. A complete keying system enabling doors within a given area to be keyed alike and tied into a building master and grand master system will be furnished. Hinges are to be primed to receive a painted finish.

9.0 - FINISHES
                                   TENANT AREA
                                   -----------
                                   Perimeter walls, interior columns, tenant side of common area walls and shaft walls to be framed, gypsum board installed, taped, sanded and finished ready for paint. Ceiling grid will be installed as part of the base building scope of work.

                                   FIRST FLOOR MAIN LOBBY
                                   ----------------------
                                   The first floor, main elevator lobby of the base building shall include the finishes and allowances outlined below. It shall be designed and constructed to optimize appearance and allow for reasonable maintenance of high traffic areas.

                                   o    Drywall walls and ceilings

                                   o    Natural stone flooring similar to 3/8"
                                        thick, 12" x 12" granite pavers similar
                                        to Rosio Parrino, Luna Pearl, Rosa Beta
                                        or Dynasty Black with 4" high base
                                        similar to flooring.

                                   o Down lighting and light cove fluorescent strip lighting concealed by eggcrate lens.

                                   o    Manufacturer's standard walk off mats.

                                   o    Stain grade. wood wall panels from base
                                        to ceiling.

                                   o    Building directory

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998

                                   ELEVATOR LOBBIES - FLOOR COMMON CORRIDORS*
                                   ------------------------------------------

                                   o Drywall walls and ceilings.

                                   o Carpet flooring with 4" vinyl base.

                                   o Down lighting

                                   o Vinyl wallcovering from floor to ceiling.

                                   o Wood trim approximately 500 If per lobby.

                                   * For multi-tenant floors only. On single tenant floors, the elevator lobby and corridors will be constructed as part of the tenant improvement allowance.

                                   TOILET ROOMS
                                   ------------
                                   A. FLOORS: The toilet room floors will
                                      receive a standard 2" x 2" domestic
                                      ceramic tile, similar to keystones,
                                      mosaics, unglazed Daltile or equal.
                                   B. WALLS/BASE: All toilet room walls will be
                                      floor to floor height, dry wall partitions
                                      with acoustic batt insulation. Plumbing,
                                      toilet and urinal side walls will receive
                                      full height, unglazed, 4" x 4" domestic
                                      ceramic tile similar to Daltile
                                      semi-gloss-gloss or matte wall tile. All
                                      other wall surfaces will be vinyl. Ceramic
                                      tile base with a cove profile will be
                                      provided around the full perimeter of each
                                      toilet room.
                                   C. CEILINGS: Suspended drywall taped, sanded
                                      and painted with access panels as
                                      required. This includes bathroom
                                      vestibules. Lighting as described above in
                                      8.8
                                   D. VANITIES: Conan vanity top with under
                                      counter basin.
                                   E. TOILET PARTITIONS AND ACCESSORIES: Floor
                                      mounted, painted metal partitions in
                                      conjunction with standard toilet room
                                      accessories including soap dispensers.
                                      towel dispensers, trash receptacles, paper holders, etc.
                                   F. VESTIBULES: Vinyl wall covering and
                                      commercial grade carpet consistent with
                                      that used in the corridors.

                                   STAIRS
                                   ------
                                   A. FLOORS: Exposed. sealed concrete with
                                      painted stringers and risers.
                                   B. WALLS: All stair side gypsum board will be
                                      provided with 2 coats of semi-gloss latex paint.
                                   C. CEILINGS: The underside of the exposed
                                      stairway will be painted. Stairwell
                                      ceiling to be exposed and painted.
                                   D. METALS: All handrails, stringers. etc.
                                      will be painted.
                                   E. BASE: 4" covered vinyl base will be
                                      installed around each floor level stairway landing.



                                   ELECTRICAL MECHANICAL AND TELEPHONE ROOMS
                                   -----------------------------------------
                                   A. FLOORS: The floors will be sealed concrete
                                      with 4" vinyl base.
                                   B. WALLS: Gypsom. block and taped only.
                                   C. CEILING: Exposed structure will remain
                                      unfinished.

                                   JANITOR'S CLOSET
                                   ----------------
                                   A. FLOORS: The floors will be VCT similar to
                                      Armstrong Standard Excelon with 4" vinyl base.
                                   B. WALLS: Gypsom walls will be painted. Vinyl
                                      base will be installed at the perimeter of the room.

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998


                                   C. CEILING: Exposed structure will remain
                                      unfinished.

10.0 - SPECIALTIES                 FIRE EXTINGUISHERS AND CABINETS
                                   -------------------------------
                                   Fire extinguishers and recessed cabinets will be provided in core areas as required by code.

                                   INTERIOR SIGNAGE
                                   ----------------
                                   Core area rooms will be furnished with
                                   commercial grade signage including rest
                                   rooms, mechanical and electrical rooms.
                                   stairwells. etc. All other exterior and
                                   interior signage is included in the Tenant
                                   Improvement Allowance.


                                   BLINDS
                                   ------
                                   Mini blinds shall be included at each
                                   exterior window.

11.0 - EQUIPMENT                   RECEIVING AREA
                                   --------------
                                   A loading area shall be provided with
                                   separate entry doors.

14.0 - ELEVATORS                   BUILDING ELEVATOR
                                   -----------------
                                   Contractor will furnish and install six (6) overhead traction passenger elevators with 8' cabs, having capacities of 3000 pounds and operating at speeds of 350'/minute. Cab finishes shall be manufacturer's standard with custom carpet floor and custom laminated or wood veneer walls which will be coordinated with the tenant finishes and designed to minimize maintenance. The elevators will have call buttons and indicator lights for all levels.

                                   GARAGE ELEVATOR
                                   ---------------
                                   Contractor will furnish and install two (2) hydraulic elevator cabs with capacities of 3500 pounds at 150'/minute. The cabs shall be manufacturer's standard plastic laminate cabs with VCT flooring.

15.0 - PLUMBING SYSTEM             SYSTEM DESCRIPTION
                                   ------------------
                                   Contractor will design and install a complete base building plumbing system to accommodate the plumbing needs of the facility. Scope to include all outside sanitary, storm water, and domestic water work, interior waste and vent, hot and cold water piping system, common plumbing fixtures, and parking garage storm sewer work.

                                   OUTSIDE SEWER AND WATER WORK
                                   ----------------------------
                                   Contractor will make all necessary
                                   connections to the site, utilities 5"-0" outside of building and flush and test all building piping systems.



                                   INTERIOR PIPING SYSTEMS
                                   -----------------------
                                   A complete sanitary waste and vent piping system and hot and cold water piping system will be provided for the base building core areas using code approved materials and methods. An interior roof drainage system will be connected to the exterior storm drain system.

                                   Stop valves at each fixture in addition to the required unions and insulating valves will be used to create an easily serviceable system. All piping systems will be flushed and tested.

                                  Page 7 or 12

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998

                                   DRAINAGE SPECIALTIES
                                   --------------------
                                   Floor drains will be provided in the toilet, mechanical and elevator machine rooms. Drains and cleanouts will be equal to Smith, Wade or Zurn. Deck drains will be provided at the parking garage.

                                   SERVICE WATER HEATING SYSTEM
                                   ----------------------------
                                   Hot water will be provided for lavatories by means of electric water heaters located close to each respective restroom group.

                                   PLUMBING FIXTURES AND EQUIPMENT
                                   -------------------------------
                                   Plumbing fixtures will be commercial quality equal to American Standard, Kohler, or Eljer. All ADA requirements shall be met.

                                   Lavatories will be under-counter bowls and single handled, ADA compliant style faucets. Water closets will be wall mounted, flush valve type. Urinals will be wall mounted, flush valve units. All fixtures will conform to the applicable plumbing Code. Fixture counts will conform to local code requirements.

                                   Janitor's mop sinks will be furnished at each floor.

                                   One freeze-proof wall hydrant equal to
                                   Woodford, Josam, or Zurn, will be installed at the dock area, three freeze-proof wall hydrants will be installed around the building.

                                   Electric ADA compatible water coolers will be installed at toilet room entrance locations. The quality will be equal to Halsey-Taylor, Westinghouse, or Oasis. Reduced pressure backflow preventor will be installed in die main water room area.

15.0 - FIRE PROTECTION SPRINKLER SYSTEM
                                   FIRE PROTECTION SYSTEM
                                   ----------------------
                                   Contractor will install a wet pipe, automatic fire protection system for the facility to comply with the written requirements of the Fire Marshall and applicable codes.

                                   FIRE PROTECTION DESIGN CRITERIA
                                   -------------------------------
                                   The base building sprinkler system will
                                   include piping from a reduced pressure
                                   backflow preventor, riser piping and control valve for each floor. Each floor or zone of the sprinkler system will contain a flow alarm capable of being connected to a fire alarm panel for remote alarm monitoring.

                                   The system will include a building mounted, fire department siamese connection located per the jurisdictional and code requirements.

                                   The system loop complete from the riser is included in the base building. All branch work, sprinkler heads and drops will be installed as part of the Tenant Improvement Allowance.



                                   Sprinkler heads shall be recessed and
                                   finished at a minimum distance of 1'-0" from edge of ceiling grid based on light hazard coverage per NFPA 13. Sprinkler heads shall be upright in exposed parking structure based on ordinary hazard coverage per NFPA 13.

                                  Page 8 or 12

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998


15.0 - HVAC SYSTEM                 A floor by floor VAV supply with (1)
                                   water-cooled self contained unit on each floor is anticipated. Cooling tower to be centrally located on the roof adjacent to a mechanical penthouse near the elevator penthouse. Pumps. tanks, and heat exchanger to be located in penthouse. Outside ventilation air units to be located on the roof. Perimeter, fan powered. VAV boxes with electric heating coils and interior, fan powered. non heating, VAV boxes are to be provided as part of the base building.

                                   The system will feature code required
                                   ventilation. Minimum outside air provision will be based on the higher standard of ASHRAE STANDARD 62-89 (ventilation for acceptable indoor air quality) or the successor to such standard which is currently being written. Minimum outside air will be actively controlled in accordance with the actual building population.

                                   The system, including the exhaust fans, will be designed to conform to the floor plans and to operate so that sound transmission levels do not exceed NC40.

                                   The system will be designed with no more than 60 If per zone for perimeter enclosed offices on a single exposure, with an average of not less than one zone per 900 sf of usable area in the premises.

                                   The design of the air conditioning system is based on the assumption that the general offices will contain one person and one personal computer per ISO gross square feet and each personal computer generates 1000 Btu's. Lighting loads are assumed to equal two watts per gross square foot including common areas.

                                   Heating, ventilation and air conditioning systems shall meet the following design conditions at the stated outside conditions:

                                   1.  Summer, outdoor conditions 93 degrees
                                       Fahrenheit drybulb, 75 degrees Fahrenheit wet bulb, indoor conditions 75 degrees Fahrenheit drybulb, 50% relative humidity maximum.
                                   2.  Winter-outdoor conditions 14 degrees
                                       Fahrenheit drybulb. indoor conditions 72 degrees Fahrenheit drybulb.

                                   All interior areas should be suitably zoned with independent zone controls.

                                   Supply outlets should be selected for minimum drafts and adequate air distribution.

                                   The type and size of diffusers are to be standard, perforated. 2' x 2' similar to Titus P4S and standard 2 slot linear diffusers similar to Titus TBD 80. The type and size of grilles are to be similar to Titus PXP.



                                   All supply and/or return ducts should be equipped with fusible link dampers as required by applicable laws and codes.

                                   Electrical closets and telephone closets will be equipped with relief openings and exhaust fans, exhausting to the return air plenum.

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998

                                   Air filtration should be provided by one filter set of at least 65% efficiency.

                                   A direct digital control system (energy
                                   management system) will be provided with the features listed below as a minimum:

                                   1. System equipment to maintain occupancy
                                      comfort at minimum energy use.
                                   2. Provide run time status of HVAC equipment.
                                   3. Control each zone to maintain set point
                                      temperature. The set point temperature
                                      shall be adjustable through system
                                      software.
                                   4. Provide alarms indicating equipment
                                      failure, zone high/low temperatures, etc.

                                   Loading and mechanical room areas will be heated to 60 degrees Fahrenheit at 10 degrees Fahrenheit winter conditions.

                                   Elevator machine room area will be
                                   ventilated. Elevator shaft will have relief dampers.

                                   Toilet areas will be exhausted at required code rates.

                                   Base building scope to include all work up to and including VAV boxes. Tenant improvement allowance to include low pressure ductwork, grilles, diffusers and thermostats.

16.0 - ELECTRICAL SYSTEM           PRIMARY ELECTRICAL SERVICE
                                   --------------------------
                                   A pad mounted transformer will be furnished by the electrical utility. Basic electrical service will consist of 480/277 volts, 3 phase, 4 wire, 60 cycles through a grounded switchboard suitable for such service. The electrical service conductor and switchboard shall be oversized 20% to facilitate future growth requirements. Switchboard devices shall be selectively coordinated with a ground fault protection system. Power will be brought into the building from the transformer via an underground duct bank to a main service disconnect located in the first floor.

                                   SECONDARY ELECTRICAL DISTRIBUTION
                                   ---------------------------------
                                   Distribution voltages shall be 480/277 volts, 4 wire, 3 phase for fluorescent lighting and integral horsepower motors; and 120/208 volts. 4 wire, 3 phase for receptacle circuits, small motors and incandescent lighting.

                                   The electrical service shall provide a
                                   minimum of six watts per rentable square foot for lighting and receptacles in all areas, excluding HVAC equipment. special systems. miscellaneous electrical loads and elevator equipment requirements.

                                   Power distribution throughout the building shall be via wire in conduit. Busways shall be of the low impedance type and totally enclosed. Firestops or barriers shall be included as an integral part of each length and fitting of duct where required and at each floor.


                                   Electrical distribution shall be to the
                                   electrical rooms on each floor. Electrical rooms will be stacked directly above each other. Each of the rooms on each floor will be fed by its own wire in conduit.

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998


                                   Circuit breaker panel boards shall he located in each electrical room to serve electrical loads and the portion of the leased premises on the floor as follows:

                                   o  One 480/277 volt panel board in each
                                      electrical room. Panel board shall have
                                      100 amp main breaker and provision for 42 one pole bolt on breakers. Panel boards shall include at least one 20 amp circuit breaker per 500 square feet of usable space (exclusive of the 20% growth requirement).

                                   o In each electrical room, two 480/120/208 volt panel boards with a 75 KVA-K4 dry type transformer fed from the plug-in bus duct, with 200% neutral. Each panel board shall have a 225 amp main breaker and provisions for 42 one pole, bolt-on breakers. Panel boards shall include at least one 20 amp circuit breaker per 250 square feet of usable space. Each panel shall have its own main breaker. Each 120/208 panel shall be equipped with a 200% neutral, ground and isolated ground bus.

                                   o  Panel boards and cabinets shall contain
                                      space for 20% additional circuit breakers for future requirements.

                                   GROUNDING
                                   ---------
                                   The entire electrical system and equipment shall be grounded in accordance with the National Electrical Code. In addition, ground counterpoise shall be a 350 MCM ground conductor installed around the perimeter of the building and connected to building steel. Switchboard shall be connected to this ground and a 350 MCM riser run through each electrical / telephone and data room. Provide in each electrical, telephone and data room a 1/4" x 2" x 24" ground bus connected to the 350 MCM ground riser.

                                   MISCELLANEOUS POWER
                                   -------------------
                                   The base building shall include miscellaneous use duplex 120 volt receptacles in equipment rooms, bathrooms, mechanical rooms, lobbies. storage areas and corridors. Exterior service outlets will be provided near the roof mounted HVAC equipment.

                                   EMERGENCY POWER & LIGHTING
                                   --------------------------
                                   The building shall have an emergency power back-up system for elevators. emergency lighting and emergency communications. Emergency generator to be designed per code and located outside of building. All work support UPS components shall be installed by Tenants and/or included as part of the Tenant Improvement Allowance.



                                   TELEPHONE SERVICE
                                   -----------------
                                   An underground telephone service conduit will be provided and extended to the building telephone service room. Telephone equipment and wiring to the individual floors and tenant spaces will be the Tenant's responsibility and cost.

                                   SPECIAL SYSTEMS
                                   ---------------
                                   Fire alarm System - A complete UL approved fire management alarm system will be provided to comply with local fire department requirements for shell building use and occupancy. All tire alarm features required in the tenant area to complete the system such as strobes, speakers, pull

               METRO PLACE II BASE BUILDING OUTLINE SPECIFICATION
                                   MARCH 1998

                                   stations, etc., will be provided as part of the tenant improvement allowance. A security system will be provided to allow after hour electronic access at building entry locations.

                                   INTERIOR LIGHTING
                                   -----------------

                                   ELEVATOR LOBBIES
                                   ----------------
                                   The lobbies, corridors, vestibules, elevator lobbies, etc. will be lit with PL down light fixtures, uplights or cove lighting to an average of 35 foot candles.

                                   ELECTRICAL ROOMS, MECHANICAL ROOMS, JANITOR'S CLOSETS, AND DOCK AREAS
                                   ---------------------------------------------
                                   Lighting in these areas will be 4' or 8' wall or ceiling mounted fluorescent strip fixtures to an average of 40 foot candles.

                                   TOILET ROOMS
                                   ------------
                                   Toilet rooms will be lit with light coves consisting of fluorescent strip fixtures and egg-crate lens provided in each toilet room.

                                   STAIRS
                                   ------
                                   Stairwell lighting will consist of ceiling mounted or wall mounted fluorescent lighting fixtures, included as part of base building cost.

                                   EXTERIOR LIGHTING
                                   -----------------
                                   Lighting at the building exterior exits will consist of strategically located flood lighting. Wall mounted fixtures will also be provided as required at the dock area. All exterior lighting is included as part of base building costs. Site parking lot lighting is as outlined in section 2.0.

                                   GARAGE LIGHTING
                                   ---------------
                                   Garage lighting to be strip type providing a minimum of 5 fc in the under deck areas. The top deck to be pole mounted as described in section 2.0.

                                   TENANT AREA LIGHTING
                                   --------------------
                                   All Tenant area lighting shall be purchased and installed as part of the Tenant Improvement Allowance.

                                  Part 12 of 12

                                   EXHIBIT "G"
                                   -----------
                             SCHEDULE OF FIT-UP WORK
                             -----------------------

                                   EXHIBIT "G"
                             SCHEDULE OF FIT-UP WORK



                    o    Data/Computer Cabling

                    o    Computer Systems Installation and Check-out

                    o    Phone System Cabling

                    o    Phone System Installation and Check-out

                    o    Security System Cabling

                    o    Security System Installation

                    o    Intercom System Cabling and Installation

                    o    Vendor Machine Installation

                    o    Artwork and other Interior Wall Decoration

                    o    Interior Signage

                    o    Other Tenant Interior Items as necessary

                                   EXHIBIT "H"
                                   -----------
                                  PARKING PLAN
                                  ------------

                        Exhibit "H"          p. 1/6

                    [picture of Level One Parking Plan here]

                        Exhibit "H"          p. 2/6

                    [picture of Level Two Parking Plan here]

                        Exhibit "H"          p. 3/6

                   [picture of Level Three Parking Plan here]

                        Exhibit "H"          p. 4/6

                    [picture of Level Four Parking Plan here]

                        Exhibit "H"          p. 5/6

                    [picture of Level B-1 Parking Plan here]

                        Exhibit "H"          p. 6/6

                    [picture of Level B-2 Parking Plan here]

                                   EXHIBIT "I"
                                   -----------
                         INITIAL IMPROVEMENT BIDDER LIST
                         -------------------------------

                                   Exhibit "I"

METRO PLACE
BIDDERS


MILLWORK
--------

Firm:                     Specified           Washington      Jefferson Millwork
                         Woodworking          Woodworking         and Design
--------------------------------------------------------------------------------
Address                 532 Anniversay       2010 Beaver Rd.  44098 Mercure Cir.
                           Circle                                  Suite 115

Address                Gaithersburg, MD      Landover, MD     Sterling, Va 20166
                           20877                20785

Address
Contact:               Duane Gross, Rick       Ken Lauer         Mike Corrigan
                          Hakanson
Telephone Number:       301.840.0741         301-341-2500        703-260-3370

================================================================================

DOORS, FRAMES,
--------------
  HARDWARE
  --------

Firm:                    Swingin' Door       Dominion Door       C.H. Edwards
                                             & Hardware
--------------------------------------------------------------------------------
Address                7400 Lindbergh        Ammendale           Hwy 11, South
                           Drive           Commerce Center
Address               Gaithersburg, MD     6501 Virginia       Greenville, NC
                                            Manor Road              27834
Address                   20879            Beltsville, MD
                                             20705
Contact:                 Toy Sakosi         Bill Suhosky         Steve Nichols
Telphone Number:        301-417-9000        301-419-2000         919-756-8500

================================================================================

CERAMIC FLOORING
----------------
               11/11/1998
Firm:                  David Allen        McClary Tile           Majolica
--------------------------------------------------------------------------------
Address             12176 Livingston     5918 Farrington      1415 Cresent Spot
                         Road                 Ave.                  Lane
Address              Manassas, VA         Alexandria, VA     Frederick, MD 21702
                         20109               22304
Address
Contact:            Stuart Lloyd           Neff McClary          Kathy Fox
Telephone Number:   703.690.4422           703-751-5430          301-694-0168

================================================================================

METRO PLACE
BIDDERS

PAINTING
--------
               11/11/1998
Firm:               Cochran & Mann          Sparkle        Atlantic Decorating,
                                                                    Inc.
--------------------------------------------------------------------------------
Address            7841 Cessna Ave       7962 Conell CT.  3354-B Patuxent River
                                                                    Rd.
Address            Gaithersburg, MD     Lorton, VA 22079     Davidsonville, MD
                        20879                                      21035
Address
Contact:            Mike Cochran,       Jim Doherty, Kelly      Kevin Trumpower,
                    Lisa Palmer             Maxwell               John Tomay
Telephone Number:  301-948-1471          703-541-3100            301-261-7902

================================================================================

CARPET
------
Firm:               Ryan Floors, Inc.      Southern Md.        Dupont Flooring
                                             Floors
--------------------------------------------------------------------------------
Address                   7534            10505 Theadore      22960 Shaw Road
                    Rickenbacker Dr.       Green Blvd.
Address             Gaithersburg, MD     White Plains, MD     Sterling, VA 20166
                         20879                20695
Address
Contact:              Pat Ryan               Al Blaso            Marty Schray
Telephone Number:    301-258-1900         301-870-2100         703-742-9000 Ext.

================================================================================

DRYWALL AND CEILINGS
--------------------

11/11/98
Firm:                 Tri State             Ceilings &          Summit Interior
                       Drywall             Partitions
--------------------------------------------------------------------------------
Address             14630 Rothgeb         8812 Spectrum        95 Monacacy Blvd,
                        Drive                Drive                 Unit B-21
Address             Rockville, MD         Landover, MD          Frederick, MD
                        20850                20785                  21701
Address
Contact:            Jaco Pare Tom         Larry Sadowski       Bob Godhart, Greg
                                                                   Hockman
Telephone Number:   301-424-4900           301-808-1400          301-698-0313
                    301-424-2574

================================================================================

METRO PLACE
BIDDERS


PLUMBING, HVAC
--------------

Firm                    PBM Mech               MDS                 Magnolia
--------------------------------------------------------------------------------
Address             2820 Dorr Ave,        2811 Noble Fir     600 Galladin St, NE
                      Suite 210               Court
Address              Fairfax, Va.         Woodbridge VA         Washington, DC
                        22031                 22192                  20017

Address
Contact:            Pat McAtter,         Mitch Schirly           John Magnolia
                   Chris Campbel
Telephone Number:   703-698-9700         703-643-1781             202-829-8510

================================================================================

SPRINKLER
---------

Firm:                    Capitol             Chesapeake        Livingston Fire
                        Sprinklers           Sprinkler
--------------------------------------------------------------------------------
Address             6550 Dobbin Road         44642-108      504 Shaw Road, Suite
                                            Guilford Dr.              219
Address               Columbia, MD         Ashburn, VA          Sterling, VA
Address                  21045                22011                 20166
Contact:             Bill B. Treece         Bob Kerr x22       John Livingston
                       Dave Floer
Telephone Number:    301-982-1023           703-729-5150        703-478-6789

================================================================================

ELECTRICAL
----------

Firm:                   Tower Electric       Freestate           Truland
--------------------------------------------------------------------------------
Address                   11170 Lee      6623 Mid Cities      3330 Washington
                      Highway, Suite D        Ave.                 Blvd.

Address                  Faifax, VA      Beltsville, MD      Arlington, VA 22201
                           22030            20705
Address
Contact:                 Kin Plubell       Mack Hayden       Keith Bush, Frank
                                                                 Baughman
Telephone Number:        703.591.8860      301-595-0665      703-516-2621 2620

================================================================================

                                   EXHIBIT "J"
                                   -----------
             JANITORIAL, HVAC AND INDOOR AIR QUALITY SPECIFICATIONS
             ------------------------------------------------------


I.  JANITORIAL
    ----------

                              DAILY NIGHT CLEANING
                              --------------------

OFFICE AREAS:

1.       FLOORS

         CARPETS
         All carpets will be thoroughly vacuumed throughout the building. Spills. spots and adherents will be cleaned/removed. Spot cleaning/shampooing as required.

         VINYL (RESILIENT) TILE
         All tile floors will be dusted with a treated dust mop. All spillage will be removed, including damp mop cleaning when required. Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved commercial grade high-gloss, slip resistant floor finish in accordance with an approved schedule and/or as needed.

2.       TRASH REMOVAL
         All trash containers will be emptied and returned to original locations. Plastic liners will be used in trash containers and changed as necessary for appearance and sanitation. No trash bag should ever be placed directly on carpet. A mat or liner should always be used to protect carpet from stains. Trash containers will be periodically washed, for appearance and sanitation. All trash collected will be deposited in the bulk trash compactor located in the loading dock. Doors on the compactor will be kept closed when not in use. Any spills during the collection of trash will be cleaned immediately (inside or outside the building) and related stains will be washed/shampooed as required. The loading dock will be swept clean each night. NO TRASH WILL REMAIN IN THE BUILDING.

3.       ASH TRAYS
         All ashtrays will be emptied and wiped with a damp cloth to remove stains and odors and returned to original locations.

4.       DESKS AND CHAIRS
         Wood desks will be thoroughly dusted with a treated dust cloth and oiled/waxed only when requested by Tenants. Non-wood desks will be damp wiped as necessary to remove spots and stains, including front and side vertical surfaces. All glass desktops will be damp cleaned. Papers on desks will not be disturbed. All chairs will be dusted as required (see WEEKLY CLEANING).

5.       FILE AND STORAGE CABINETS
         All file and storage cabinets will be dusted thoroughly. using a treated dust cloth. Cabinets lined in a row will be dusted along the horizontal and vertical surface of each cabinet. Spots will be damp cleaned.

6.       TABLES AND LAMPS
         Tables will be treated in a like manner as desks. Lamps will be dusted thoroughly using a treated dust cloth.

7.       SUITE ENTRANCE LOBBIES
         All hard surface floors will be thoroughly cleaned and non-slip floor finish applied as necessary. Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved commercial grade high-gloss, slip resistant finish in accordance with an approved schedule and/or as needed. All entrance glass doors will be cleaned. Area mats will be thoroughly vacuumed and returned to their original locations. Carpeted areas will be vacuumed and stains removed as needed.

8.       KITCHENS/WORK ROOMS
         Carpeted areas will be vacuumed and all stains removed. Resilient flooring will be swept and damp moped to remove spillage. Resilient floors will be spray buffed using a commercial floor polishing machine, synthetic fiber pad and an approved commercial grade high-gloss, slip resistant floor finish in accordance with an approved schedule and/or as needed.

PUBLIC AREAS

9.       STAIRWAYS
         Stair landings and steps will be checked nightly. Spills will be wiped up daily. Resilient floors will be spray buffed. using a commercial floor polishing machine. synthetic fiber pad and an approved commercial grade high-gloss, slip resistant floor finish in accordance with an approved schedule and/or as needed. Carpeted stairwells will be vacuumed nightly. All hard floor stairwells will be swept twice weekly and mopped not less than twice monthly.

10.      OUTSIDE ENTRANCES
         Entrances to the building will be cleaned nightly. Both sides of entrance doors will be cleaned. All metal will be cleaned and polished. Entrance mats will be cleaned daily and shampooed weekly. All hard floors will be swept. dry mopped or wet mopped (on schedule and/or as needed).

11.      LOADING DOCK/FREIGHT ELEVATOR
         Loading dock/freight elevator and lift will be swept and damp mopped. Lift floor will be cleaned as needed.

12.      WATER FOUNTAINS
         Water fountains and surrounding area will be washed, sanitized and polished nightly.

13.      ELEVATOR LOBBIES
         The elevator lobbies and public area corridors on each floor will be thorou~hlv cleaned. Carpets will be vacuumed. Hard floors will be dusted with a treated dust mop. All spillage will be removed, including damp mop cleaning when required. Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved commercial grade high-gloss, slip resistant finish in accordance with an approved schedule and/or as needed.

14.      DOORS
         Glass doors and walls will be washed. Wood doors will be wiped with a dry cloth to remove spots, smudges and fingerprints. All metal will be cleaned and polished.

15.      MAIN LOBBY
         Sweep and dust mop all stone floor areas. Entrance mats and carpets will be vacuumed. Dust and wash glass doors and walls. Polish metal of front doors and back doors. Dust ledges, light fixtures and planters. Dust and clean directory.

         Stone floor will be spray buffed, using a commercial floor polishing machine. synthetic fiber pad and an approved commercial grade high-gloss, slip resistant finish in accordance with an approved nightly schedule. Lobby floor buffing will be performed between 7:00PM and 10:00PM weeknights. Special lobby floor maintenance work, including stripping and refinishing may be performed on weekends with prior approval.

16.      ELEVATORS
         All elevator walls will be thoroughly dusted and cleaned with a damp cloth. Carpets will be vacuumed and spots removed. Carpets will be shampoo cleaned on a regular schedule.

RESTROOMS

         Restroom will receive completed cleaning and sanitation each night in accordance with the specifications listed below (no harsh abrasive or toxic cleaners may be used):

17.      COMMODES AND URINALS
         Commodes and urinals will be washed inside and outside including under each bowl and the wall immediately surrounding. This work will be performed using an approved disinfectant cleanser. All bright metal will be cleaned and dry polished. Deodorant blocks will not be used in the urinals. Stainless steel polish will be used regularly.

18.      WASH BASINS
         Washbasins will be washed inside and outside using an approved disinfectant cleanser. All bright metal fixture units and plumbing will be dry polished. Stainless steel polish will be used regularly.

19.      STALL PARTITIONS
         All stall partitions will be damp cleaned using an approved disinfectant cleanser. Special attention will be given to urinal partitions.

20.      ENTRANCE DOORS
         All entrance doors including stops, jambs and frames will be cleaned. Any stainless steel will be polished.

21.      MIRRORS AND LIGHTS
         All mirrors and lights immediately above mirrors will be cleaned. Burned-out light bulbs will be reported to the property management company.

22.      SANITARY NAPKIN DISPOSAL CONTAINERS
         All sanitary napkin containers will be emptied, damp cleaned with an approved disinfectant cleanser and provided with a new paper bag liner.

23.      INSTALLATION OF SUPPLIES
         All supplies such as toilet tissue, paper hand towels and liquid hand soap will be restocked. The proper quantity will be installed to avoid malfunction. Both keyed locks of the paper towel dispensers should be locked after each installation.

24.      FLOORS
         Tile floors will be dusted with a treated dust mop. All spillage will be removed. including damp mop cleaning using an approved disinfectant cleanser nightly. Spray buff floor. using a commercial floor polishing machine, synthetic fiber pad and an approved commercial grade high-gloss, slip resistant finish in accordance with an approved schedule and/or as needed.

25.      WALLS
         All tile walls around basins. commodes. urinals, soap and towel dispensers and trash receptacles will be washed nightly.

26.      TRAPS AND FLOOR DRAINS

         All floor drains must remain free from odor at all times. Water will be poured down into drains daily to insure vapor seals.

                                 WEEKLY CLEANING
                                 ---------------

OFFICE AREAS

1.       FLOORS

         CARPETS
         All carpets will be inspected for cleanliness. Spots will be removed. Carpet should be shampooed if necessary. Public area carpets will be shampooed in accordance with an approved schedule and/or as requested by property management.

2.       VINYL (RESILIENT) TILE FLOORS
         All vinyl (resilient) tile should be spray buffed, using a commercial floor polishing machine, synthetic fiber pad and an approved commercial grade high-gloss, slip resistant floor finish in accordance with an approved weekly schedule and/pr as needed.

3.       DESKS AND CHAIRS
         All chairs will be dusted on a weekly basis. Desks will be polished weekly if requested by tenant and only in accordance with tenant's or manufacturers instructions.

4.       BLINDS AND SILLS
         Window blinds and sills will be dusted weekly. Washing of the blinds may be required on an as needed basis. Sill will be washed and polished weekly. Any personal items on the sills will not be moved.

PUBLIC AREAS

5.       STAIRWAYS
         Please refer to Daily Cleaning, #9. Stairways.

6.       OUTSIDE ENTRANCES
         Entrance mats will be shampooed weekly.

7.       ELEVATOR
         All elevator walls will be thoroughly dusted and cleaned with a damp cloth. Carpets will be vacuumed and spots removed. Carpets will be shampoo cleaned on a regular schedule.

RESTROOMS

8.       FLOORS
         At least once per week, tile floors will be spray buffed. using a commercial floor polishing machine, synthetic fiber pad and an approved commercial grade high-gloss, slip resistant floor finish in accordance with an approved weekly schedule.

9.       WALLS
         Walls throughout the restrooms, including stall partitions, will be thoroughly washed using an approved non-abrasive disinfectant cleanser.

II.  HVAC
     ----

Heating, ventilation and air conditioning systems shall meet the following design conditions at the stated outside conditions:

      1. Summer, outdoor conditions 93 degrees Fahrenheit drybulb. 75 degrees Fahrenheit wet bulb, indoor conditions 75 degrees Fahrenheit drybulb, 50% relative humidity.

      2. Winter, outdoor conditions 14 degrees Fahrenheit drybulb, indoor conditions 72 degrees Fahrenheit drybulb.

Outside Air Volume: 0.1 4/cfm/RSF minimum

Supply Air Volume: 0.8 - 1.0 cfm/RSF

Exhaust Air Volume: 2 cfm/square foot for toilets and janitor closet (core)

Occupancy:         One person per 142 RSF and a sensible load of 5 watts/RSF

III.      INDOOR AIR QUALITY

An annual inspection of the building will be performed generating a report noting building conditions and remedial recommendations relative to applicable standards such as:

o   EPA Building Air Quality Manual
o   ASI-IIRAE Standard 62-1989 "Ventilation for Acceptable Indoor Air Quality"
o   SMACNA IAQ Guidelines for Occupied Buildings Under Construction

                                   EXHIBIT "K"
                                   -----------

                        EXERCISE FACILITY SPECIFICATIONS
                        --------------------------------

                                  Exbihit "K"



                      [picture of Exercise Facility here]


   * HVAC and air quality standards shall be supplied to the Exercise Facility in the same manner and during the same times as are required to be supplied to the Premises as set forth in Exhibit "J"

GENSLER                                     Project
2020 K Street, NW                           METRO PLACE II             11/03/98
Suite 200                                   FITNESS CENTER
Washington DC 20006                         Project No. 09.7095.003
Tel: 202.721.5200                           Description: FITNESS CENTER
Fax: 202.872.8587                           1/8"=1'-0"

                                  EXHIBIT "L"

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT
                            ------------------------


This Agreement is made as of this ______day of __________, ______, by and among ________________________ a ("Lender"); ________________________, a
______________________________________________ ("Tenant"); and
________________________________, a _____________________ ("Landlord").


                             W I T N E S S E T H:

          WHEREAS, Landlord owns an office building located in Merrifield, Virginia. which building is situated on the real property more fully described on Exhibit "A" attached hereto and made a part hereof (the "Building"); and

          WHEREAS, Tenant has entered into a certain lease dated _________, 1998 (the "Lease") with Landlord for space in the Building (hereinafter, the "Premises"), which Premises are more fully described in Exhibit "B" attached hereto and made a part hereof; and

          WHEREAS, the Premises are encumbered or to be encumbered by that certain first deed of trust (the "Deed of Trust"), which Deed of Trust has heretofore been or will be recorded among the Land Records of Fairfax County, Virginia; and

          WHEREAS, Lender has made or will make a loan to Landlord, as borrower, the repayment of which is secured or will be secured by the Deed of Trust; and

          WHEREAS, Tenant has agreed that the Lease is now and shall remain subject and subordinate to the operation and effect of the Deed of Trust provided that, subject to the provisions of this Agreement, Tenant is assured that the Lease and the Tenant's rights thereunder will not be terminated or otherwise disturbed by any foreclosure of, or other action relating to. the Deed of Trust.

          NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and in consideration of the mutual premises, covenants, and agreements herein contained, the parties hereto, intending to be legally bound hereby, promise. covenant, and agree as follows:

1. Subject to the terms of this Agreement. Tenant covenants and agrees that the Lease is and shall be subject and subordinate to the lien, provisions, operation and effect of the Deed of Trust and to all funds and all indebtedness which may be secured by such Deed of Trust and to all renewals. amendments, modifications, consolidations. replacements, increases, and extensions thereof. Notwithstanding anything to the contrary contained herein, at any time, at the election of Lender, such Lender shall have the right to declare the Lease superior to the lien, provisions. operation and effect of the Deed of Trust.

2         In the event it should become necessary to foreclose the Deed of
Trust pursuant to the power of sale contained therein, or by deed given in lieu of foreclosure. Lender. for itself and its successors and assigns, agrees that such foreclosure will not terminate nor otherwise disturb the Lease nor the rights of Tenant thereunder (including the right of Tenant to (i) be paid the Initial Allowance and Additional Allowance, if any, (ii) the Expansion Premises and First Offer Space. and (iii) renew for the Renewal Term(s)) ,as long as Tenant continues to pay rent as required by the Lease, and otherwise continues to perform its obligations on its part to be performed hereunder and under the Lease, and further provided that (unless waived by Lender):

          (a) Tenant shall not be, at the time of such foreclosure, in default beyond any applicable notice and cure period under any of the terms, covenants, or conditions of the Lease, and no event exists which, with notice or the passage of time, or both, would constitute a default on the part of Tenant under the Lease;

          (b) Tenant shall pay rent and otherwise perform its obligations under the Lease;

          (c) Lender, its successors and assigns, and any party acquiring title to the Premises through foreclosure or by virtue of a deed given in lieu of foreclosure, (hereinafter collectively referred to as a "Successor in Interest") shall not be liable for any act or omission of any prior landlord or liable for any breach of an agreement contained in the Lease arising prior to the date such Successor in Interest acquired title to the property;

          (d) Such Successor in Interest shall not be bound by any rent or additional rent which Tenant might have paid for more than one (1) month in advance to any prior landlord;

          (e) Such Successor in Interest shall not be bound by any amendment or modification of the Lease made without the written consent of Lender and its successors and assigns; and

          (f) Such Successor in Interest shall not be liable for damages for any act or omission of any prior landlord.

3         Subject to the terms of this Agreement. Tenant agrees with Landlord and Lender that in the event of a foreclosure sale of the Premises, including a conveyance to Lender by deed in lieu of foreclosure, or in the event that Landlord conveys its estate in the Premises or. in the event that Landlord's estate in the Premises passes to any other person, firm or corporation by operation of law or any other means, then in any of said events. Tenant shall promptly attorn to the purchaser at the foreclosure sale or to the grantee of the Premises from Landlord or to such other successors to Landlord's estate, under all the terms, covenants, and conditions of the Lease and this Agreement and, at the request of Lender or such person or entity acquiring the Premises through or under Lender to execute a new lease with such person or entity on the same terms and conditions as are set forth in the Lease. except that the term of the new lease shall be for the then remaining balance of the term of the Lease.

4         Tennant hereby warrants and represents, covenants and agrees to and with Lender:


          (a) to deliver to Lender a duplicate of each notice of default delivered to Landlord at the same time as such notice is given to Landlord;

          (b) that Tenant is now the sole owner of the leasehold estate created by the Lease and shall not hereafter assign the Lease except as permitted by the terms thereof, and that notwithstanding any such assignment or any sublease. Tenant shall remain primarily liable for the observance and performance of all of its agreements under the Lease except as otherwise provided therein;

          (c) not to seek to terminate the Lease by reason of any default of Landlord without prior written notice thereof to Lender and the lapse thereafter of thirty (30) days within which time Lender, at its option, may remedy any such default;

          (d) to promptly certify in writing to Lender whether or not any default on the part of Landlord then exists under the Lease or whether there are any events which, with notice or the passage of time, or both, would constitute a default of
                   Landlord:

          (e) to provide on fifteen (15) business days written notice estoppel certificates in recordable form confirming Tenant's covenants and agreements pursuant to this Agreement and certifying that: (i) the Lease is subordinate to the lien, provisions, operation and effect of the Deed of Trust, or is superior to the Deed of Trust (if Lender has so elected) (ii) Tenant is in full and complete possession of the Premises, stating the date on which rent commenced to accrue and the date to which it is paid; (iii) the Lease is in full force and effect, and has not been amended, modified, or superseded (except as indicated); (iv) Tenant has received no notice of any sale, transfer, pledge, or assignment of the Lease or of the rentals by the Landlord except for the assignment to Lender; (v) Tenant has not advanced any amounts to or on behalf of the Landlord under the Lease which have not been reimbursed; (vi) Tenant holds no claim against the Landlord which might be set off against accruing rentals; (vii) Tenant understands that the Lease has been collaterally assigned to Lender as security for Lender's loan; and (viii) containing such other certificates as Lender shall reasonably request; and

          (f) Not to alter, amend or modify any of the terms, covenants or conditions of the Lease without the prior written consent of Lender.

5         Tenant acknowledges that the Lease has been assigned by Landlord to
Lender and agrees with Lender that, from and after the date Lender notifies Tenant in writing that Landlord is in default under the Deed of Trust and that Lender has exercised its rights under the assignment of rent provisions contained in the Deed of Trust given by Borrower to Lender, Tenant shall promptly remit all payments due under the Lease to Lender or to any receiver appointed by Lender.

6         This Agreement shall be binding upon and shall extend to and benefit the successors and assigns of the parties hereto.

7         All notices, demands and requests shall be in writing, and shall be effectively served by forwarding such notice, demand or request by certified or registered mail, postage prepaid. or by commercial overnight courier service, or by hand delivery with signed receipts. addressed as follows:

(a)       IF ADDRESSED TO TENANT:       _______________________________
                                        _______________________________
                                        _______________________________
                                        Attn:__________________________


(B)    IF ADDRESSED TO LANDLORD:        _______________________________
                                        _______________________________
                                        _______________________________
                                        Attn:__________________________



          with a copy to:               _______________________________
                                        _______________________________
                                        _______________________________
                                        Attn:__________________________



          with additional copy to:      _______________________________
                                        _______________________________
                                        _______________________________
                                        Attn:__________________________



(C) IF ADDRESSED TO LENDER:             _______________________________
                                        _______________________________
                                        _______________________________
                                        Attn:__________________________



or at such other address as the respective party may hereafter designate by written notice to the other parties. The effective date of all notices shall be
(i) three (3) business days after the date of mailing if sent by United States Postal Service. certified mail, return receipt requested. (ii) the date of delivery if sent by a nationally recognized overnight courier service, or (iii) the date of receipt if sent by hand delivery with signed receipts.

8         This Agreement may L~ executed in two or more counterparts. all of which taken together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers the day and year first above written.

WITNESS/ATTEST:                         LENDER:

                                        _______________________________
                                        a______________________________



By:_______________________________      By:____________________________
Name:_____________________________      Name:__________________________
Title:____________________________      Title:_________________________


WITNESS/ATTEST:                         TENANT:


                                        _______________________________
                                        a______________________________



By:_______________________________      By:____________________________
Name:_____________________________      Name:__________________________
Title:____________________________      Title:_________________________



WITNESS/ATTEST:                         LANDLORD:

                                        _______________________________
                                        a______________________________



By:_______________________________      By:____________________________
Name:_____________________________      Name:__________________________
Title:____________________________      Title:_________________________